UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Energy Opportunities Fund
BlackRock High Equity Income Fund
BlackRock International Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock FundsSM

•   BlackRock Advantage International Fund

•   BlackRock Advantage Large Cap Growth Fund

•   BlackRock Advantage Small Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.95%	40.32%

U.S. small cap equities (Russell 2000® Index)	25.28	64.56

International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41

Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, all of the Fund’s share classes outperformed its benchmark, the MSCI EAFE® Index, except for Investor C Shares, which underperformed the benchmark.

What factors influenced performance?

The Fund performed well against the changeable market backdrop. Global equities performed well overall, hitting new highs in the second half of 2020 amid accommodative policy support and improving macro data. However, the rise belies the volatility observed within market leadership. Notably, after the better-than-expected vaccine efficacy news, momentum styles, which had driven market gains to that point, experienced the sharpest drawdown since the Global Financial Crisis. As investors brought forward expectations of a robust economic recovery due to vaccine development, they increasingly sought out contrarian opportunities. Later in the period, global equities delivered strong gains again as a strong reflationary tone prevailed in early 2021 and investors continued to expect a robust economic recovery. This outlook was bolstered by accelerated, albeit uneven across geographies, vaccine distribution, and sustained policy support. This ultimately benefited reflationary trades, especially energy and financials stocks, with value outperforming growth and momentum. The period also saw the emergence of volatility around “smart money” hedge fund positions, notably in January as several common short positions ran against strong retail trading.

Capturing reflationary themes became a dominant driver of outperformance in the portfolio for 2021. This was highlighted through the portfolio’s fundamental insights, which performed well amid the market style shift. In particular, traditional fundamental measures that evaluate balance sheet information aided the Fund’s returns. Earlier in the period, sentiment-based insights were able to correctly position the portfolio as economies began to reopen. Faster-moving measures that capture internet search trends, credit card transactions and mobile application usage all performed well amid this market trend, helping to motivate an overweight to retail names that performed well given the broader reopening theme. Interestingly, insights related to environmental, social and governance (“ESG”) factors were the top performing during the period, despite the sharp reflationary tone. Specifically, an insight that seeks to identify companies likely to benefit from the European Union’s sustainability-focused fiscal package was a top contributor.

Despite broad-based outperformance, select dynamic insights detracted from the Fund’s returns in the period. A dynamic signal that seeks to combine data optimally was a top detractor for the period, motivating an underweight to the metals & mining sector, which benefited from the style leadership shift in early 2021. Additionally, an insight that helps to time preferences for companies based on balance sheet leverage ran against the market rotation toward risk against the reflationary backdrop. Elsewhere, macro thematic positioning struggled in the period. In particular, an underweight stance to U.K. equities weighed on performance as the United Kingdom rolled out COVID-19 vaccines quickly and reopened faster than other economies in Europe.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine distribution and the impact on economic reopening.

Describe portfolio positioning at period end.

At period end, the Fund’s positioning with respect to sector allocation was largely neutral relative to the MSCI EAFE® Index. The Fund was slightly overweight in industrials and consumer discretionary and slightly underweight in health care and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage International Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)	A free-float adjusted, market capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	16.83%	39.57%	N/A	9.76%	N/A	6.74%	N/A
Investor A	16.70	39.21	31.91%	9.48	8.31%	6.45	5.88%
Investor C	16.24	38.21	37.21	8.67	8.67	5.78	5.78
Class K	16.86	39.64	N/A	9.79	N/A	6.75	N/A
Class R	16.56	38.91	N/A	9.18	N/A	6.11	N/A
MSCI EAFE® Index	15.19	38.41	N/A	9.77	N/A	5.88	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage International Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,168.30	$ 2.70		$ 1,000.00	$ 1,022.44	$ 2.52		0.50%
Investor A	1,000.00	1,167.00	4.05		1,000.00	1,021.19	3.78		0.75
Investor C	1,000.00	1,162.40	8.09		1,000.00	1,017.45	7.54		1.50
Class K	1,000.00	1,168.60	2.43		1,000.00	1,022.69	2.27		0.45
Class R	1,000.00	1,165.60	5.40		1,000.00	1,019.95	5.04		1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Novo Nordisk A/S, Class B	2%
Siemens AG, Registered Shares	1
Nestlé SA, Registered Shares	1
LVMH Moet Hennessy Louis Vuitton SE	1
Keyence Corp.	1
British American Tobacco PLC	1
ASML Holding NV	1
Kering SA	1
BNP Paribas SA	1
Recruit Holdings Co. Ltd.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

Japan	23%
United Kingdom	12
France	12
Germany	9
Switzerland	8
Australia	7
Netherlands	6
Sweden	4
Denmark	3
United States	3
Hong Kong	3
Finland	2
China	1
Spain	1
Israel	1
Italy	1
Singapore	1
Belgium	1
Ireland	1
Other Assets Less Liabilities	1

(a)	Excludes short-term securities.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2021	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The Fund struggled to keep pace against the backdrop of sharp market rotations and underperformed in the 12-month period. The period began with the early stages of economic reopening before heading into a more turbulent fall. Markets struggled in October 2020, as investor attention shifted away from earnings results and instead focused on macro headlines. The impending U.S. election, COVID-19 virus trends and expectations for future fiscal policy became the dominant themes. However, in November 2020 the market experienced a sharp rotation after the announcement of strong efficacy data from vaccine developers. This motivated a robust cyclical rally given stronger economic recovery expectations. The subsequent rotation out of momentum styles, which had led the market to that point in 2020, was one of the strongest on record as investors moved toward previous market laggards. This trend accelerated in 2021 as the reflation rally gathered steam. The prospect of additional fiscal policy support after the Georgia senate election results and aggressive vaccine distribution led to a strong investor preference for cyclicality and valuation-based exposures amid more robust economic reopening.

A feature within the large cap growth market during much of the period was the concentration of performance leadership within the benchmark index to a handful of securities. Ultimately, this became the primary driver of the Fund’s relative underperformance. As the Fund’s mandate takes a very risk-aware, diversified approach, the concentration of returns around a relatively small number of securities ran against the Fund’s discipline. This led to underweight positions across those names in aggregate, which weighed on performance.

The portfolio struggled primarily across the second half of 2020 amid the sizable momentum rotation, which prompted a reversal of dominant market trends at that time. This adversely impacted insights that captured COVID-related themes such as vaccine development. Importantly, these insights had been some of the strongest performing until that time. Additionally, a style-timing insight that took a more conservative stance toward momentum was a top detractor in the period. Despite the challenging performance after positive vaccine news in November 2020, performance for the generic momentum style was strong throughout 2020. Other macro thematic measures that look toward job hiring and construction activity lagged given the broader reopening theme, as these insights motivated an underweight to retail names.

Performance improved in 2021, led by fundamental measures. Insights that evaluate attractively priced growth companies performed well supported by the reflationary tone. Other stability related insights, such as those with a preference for high earnings yield, also provided ballast against the changeable market backdrop. Interestingly, insights related to environmental, social and governance (“ESG”) factors were also top performing measures during the period, despite the sharp reflationary tone. Namely, an insight that looks to capture investor flows into ESG-related positions was one of the best-performing insights as it was able to follow the broader sustainability market trend.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine distribution and the impact on economic reopening.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the energy and industrials sectors and slight underweight positions in the health care and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage Large Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	11.70%	37.54%	N/A	20.83%	N/A	12.09%	N/A
Service	11.58	37.20	N/A	20.50	N/A	11.77	N/A
Investor A	11.62	37.28	30.07%	20.52	19.22%	11.77	11.17%
Investor C	11.15	36.25	35.25	19.60	19.60	11.08	11.08
Class K	11.73	37.60	N/A	20.75	N/A	11.88	N/A
Class R	11.47	36.93	N/A	20.18	N/A	11.42	N/A
Russell 1000® Growth Index	11.21	39.92	N/A	22.07	N/A	16.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage Large Cap Growth Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,117.00	$ 3.27		$ 1,000.00	$ 1,021.84	$ 3.13		0.62%
Service	1,000.00	1,115.80	4.59		1,000.00	1,020.59	4.38		0.87
Investor A	1,000.00	1,116.20	4.59		1,000.00	1,020.59	4.38		0.87
Investor C	1,000.00	1,111.50	8.53		1,000.00	1,016.85	8.15		1.62
Class K	1,000.00	1,117.30	3.01		1,000.00	1,022.09	2.87		0.57
Class R	1,000.00	1,114.70	5.90		1,000.00	1,019.35	5.64		1.12

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage Large Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc.	10%
Microsoft Corp.	8
Amazon.com, Inc.	7
Facebook, Inc., Class A	4
Alphabet, Inc., Class C	3
Adobe, Inc.	3
Tesla, Inc.	2
Visa, Inc., Class A	2
Alphabet, Inc., Class A	2
PayPal Holdings, Inc.	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	44%
Consumer Discretionary	16
Health Care	13
Communication Services	11
Industrials	6
Consumer Staples	5
Financials	2
Energy	1
Real Estate	1
Short-Term Securities	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2021	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund underperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

The Fund’s performance was challenged against the backdrop of sharp market rotations. The period began with the early stages of economic reopening before heading into a more turbulent fall. Markets struggled in October 2020, as investor attention shifted away from earnings results and instead focused on macro headlines. The impending U.S. election, COVID-19 virus trends and expectations for future fiscal policy became the dominant themes. However, in November 2020 the market experienced a sharp rotation after the announcement of strong efficacy data from vaccine developers. This motivated a robust cyclical rally given stronger economic recovery expectations. The subsequent rotation out of momentum styles, which had led the market to that point in 2020, was one of the strongest on record as investors moved toward previous market laggards. This trend accelerated in 2021 as the reflation rally gathered steam. The prospect of additional fiscal policy support after the Georgia senate election results and aggressive vaccine distribution led to a strong investor preference for cyclicality and valuation-based exposures amid more robust economic reopening.

A distinct theme that emerged later in the period concerned the overall sentiment of retail investors. Specifically, so-called “meme” stocks experienced unprecedented levels of price volatility, most notably GameStop. The majority of the Fund’s underperformance was attributable to underweight positions across those names, which experienced sharply rising share prices driven by retail traders. While the Fund was underweight to GameStop due to weak expectations across company fundamentals, investor demand for the stock created a frenzy, which drove the name into a top ten constituent within the benchmark index. While the Fund ultimately increased exposure to GameStop to reduce the underweight relative to the benchmark, it remained underweight as the realized risk of the stock ran against the Fund’s risk-managed approach. Overall, this positioning weighed on the Fund’s valuation-based measures as the stock had been a deep value name entering 2021, resulting in losses across that signal composite.

Elsewhere, more defensively oriented traditional quality insights struggled during the fall of 2020. In September and October, these measures had coalesced around key persistent market drivers during the COVID-induced lockdown such as working from home, vaccine development and the shift to online shopping. Many of these themes began to reverse in September amid the technology selloff as investors took profits heading into the election. Overall, signals that prefer stocks with lower volatility and balance sheet strength lagged, with noted weakness across biotechnology stocks.

Despite the overall underperformance, parts of the stock selection model added to relative performance during the period. This was highlighted by persistent strength from measures related to environmental, social and governance (“ESG”) factors. Notably, an insight that looks to capture investor flows into ESG-related positions was one of the top performers as it successfully captured the increased preference for the discipline. Employee-based insights, such as looking at employer-provided benefits, also displayed strength in 2021. This insight correctly captured the reopening market theme across retail stocks. Finally, trend-based measures performed well as they successfully captured emerging reflationary themes. These include insights that looked at vaccine distribution, hiring activity and company linkages, which were additive across consumer discretionary, energy and industrials stocks, respectively.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. In this vein, the Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine distribution and the impact on economic reopening. Finally, given the increasing importance of retail investor sentiment within the market, new insights were developed to help capture those trends.

Describe Fund positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector neutral at period end. The Fund ended the period with slight overweight positions in information technology and industrials, and slight underweights in health care and real estate stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage Small Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on March 14, 2013.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		Since Inception(b)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	25.47%	62.61%	N/A	17.14%	N/A	13.85%	N/A
Investor A	25.23	62.05	53.55%	16.83	15.58%	13.55	12.81%
Investor C	24.84	60.90	59.90	15.95	15.95	12.71	12.71
Class K	25.48	62.63	N/A	17.17	N/A	13.87	N/A
Russell 2000® Index	25.28	64.56	N/A	16.01	N/A	12.65	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on March 14, 2013.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,254.70	$ 2.81		$ 1,000.00	$ 1,022.44	$ 2.52		0.50%
Investor A	1,000.00	1,252.30	4.21		1,000.00	1,021.19	3.78		0.75
Investor C	1,000.00	1,248.40	8.41		1,000.00	1,017.45	7.54		1.50
Class K	1,000.00	1,254.80	2.53		1,000.00	1,022.69	2.27		0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2021 (continued)	BlackRock Advantage Small Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Southwest Gas Holdings, Inc.	1%
MDC Holdings, Inc.	1
Silicon Laboratories, Inc.	1
Stifel Financial Corp.	1
SiteOne Landscape Supply, Inc.	1
HB Fuller Co	1
Builders FirstSource, Inc.	1
First Interstate BancSystem, Inc., Class A	1
Lithia Motors, Inc., Class A	1
International Game Technology PLC	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Health Care	17%
Industrials	16
Financials	16
Consumer Discretionary	15
Information Technology	14
Materials	6
Real Estate	5
Energy	3
Consumer Staples	3
Utilities	2
Communication Services	2
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor AShares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (available only in BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Effective on or about the close of business on July 6, 2021, BlackRock Advantage Large Cap Growth Fund’s Service Shares will be converted into Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund and BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage International Fund’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E	15

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.3%
AGL Energy Ltd.	51,841	$325,126
Altium Ltd.	8,956	195,051
Alumina Ltd.	265,694	350,906
Appen Ltd.	18,314	189,100
Aristocrat Leisure Ltd.	258,838	8,171,928
ASX Ltd.	1,601	94,185
Aurizon Holdings Ltd.	116,512	325,189
Bendigo & Adelaide Bank Ltd.	247,044	1,970,672
BHP Group Ltd.	320,057	11,805,081
BHP Group PLC	108,119	3,267,038
BlueScope Steel Ltd.	17,486	285,785
Brambles Ltd.	6,299	52,556
carsales.com Ltd.	64,765	962,417
Challenger Ltd.	47,026	188,961
Cochlear Ltd.	11,923	2,086,897
Commonwealth Bank of Australia	117,185	9,003,302
Computershare Ltd.	27,919	337,868
CSL Ltd.	27,462	6,146,824
Domain Holdings Australia Ltd.(a)	17,688	66,980
Downer EDI Ltd.	959	4,110
Ensogo Ltd.(a)(b)	122,284	1
Glencore PLC	777,912	3,543,470
Goodman Group	107,701	1,613,328
Iluka Resources Ltd.	370,426	2,201,969
IOOF Holdings Ltd.	491,734	1,495,431
Magellan Financial Group Ltd.	7,830	288,520
Medibank Pvt Ltd.	1,807,024	4,360,442
Mineral Resources Ltd.	13,688	478,481
Mirvac Group	43,178	92,721
Platinum Asset Management Ltd.	45	160
Qantas Airways Ltd.(a)	545,791	1,977,881
REA Group Ltd.	52,853	6,662,461
Rio Tinto Ltd.	6,063	578,145
Rio Tinto PLC	35,572	3,063,019
Scentre Group	2,138,661	4,475,072
SEEK Ltd.	80,450	1,892,081
South32 Ltd.	64,377	147,694
Stockland	177,438	637,702
Tabcorp Holdings Ltd.	121,269	476,530
Technology One Ltd.	19,192	136,195
Treasury Wine Estates Ltd.	90,547	811,950
Westpac Banking Corp.	239,068	4,861,258
WiseTech Global Ltd.	56,127	1,218,594

		86,843,081

Austria — 0.2%
Raiffeisen Bank International AG	113,567	2,704,886

Belgium — 0.8%
Ageas SA	729	47,698
Anheuser-Busch InBev SA	117,957	8,880,498
UCB SA	661	61,844

		8,990,040

China — 1.3%
BOC Hong Kong Holdings Ltd.	1,145,000	4,135,641
Budweiser Brewing Co. APAC Ltd.(c)	72,000	244,204
Prosus NV	81,881	8,503,447
Yangzijiang Shipbuilding Holdings Ltd.	1,781,800	2,019,928

		14,903,220

Denmark — 3.3%
AP Moller - Maersk A/S, Class A	738	1,950,797

Security	Shares	Value

Denmark (continued)
AP Moller - Maersk A/S, Class B	2,179	$6,018,986
Chr Hansen Holding A/S	39,451	3,541,529
Coloplast A/S, Class B	19,176	3,026,956
Genmab A/S(a)	3,506	1,418,345
GN Store Nord AS	34,574	2,935,108
Netcompany Group A/S(c)	6,185	717,630
Novo Nordisk A/S, Class B	234,806	18,578,507
Pandora A/S	464	62,747
SimCorp A/S	5,812	788,999

		39,039,604

Finland — 1.7%
Kone Oyj, Class B	106,261	8,594,995
Nokia Oyj(a)	1	5
Nordea Bank Abp	992,262	10,643,816
Sampo Oyj, A Shares	7,335	341,804
TietoEVRY Oyj	7,067	228,439
UPM-Kymmene Oyj	23,925	912,000

		20,721,059

France — 11.7%
Air France-KLM(a)	124,724	706,241
Air Liquide SA	1,145	194,735
ALD SA(c)	19	292
Amundi SA(c)	63,137	5,613,500
Arkema SA	201	26,493
Atos SE	67,843	4,550,263
AXA SA	234,839	6,486,351
BNP Paribas SA	205,318	14,032,378
Casino Guichard Perrachon SA(a)	60,740	1,961,207
CNP Assurances	80,286	1,456,526
Credit Agricole SA	153,778	2,295,501
Dassault Systemes SE	38,215	8,798,616
Engie SA	321,912	4,783,196
Eutelsat Communications SA	5,742	73,080
Hermes International	8,794	12,395,736
Kering SA	15,406	14,100,565
Klepierre SA	4,099	118,551
Legrand SA	13,846	1,450,495
L’Oreal SA	10,852	4,888,907
LVMH Moet Hennessy Louis Vuitton SE	19,251	15,351,638
Natixis SA(a)	25,917	128,597
Orange SA	15,494	197,275
Pernod Ricard SA	31,764	6,998,927
Remy Cointreau SA	296	61,851
Renault SA(a)	959	39,701
Rexel SA	400,190	8,166,673
Rubis SCA	20,870	1,009,477
Sanofi	9,716	1,033,533
Schneider Electric SE	80,505	12,740,829
SCOR SE(a)	50,989	1,658,747
Société Générale SA	23,678	759,338
Sodexo SA(a)	16,374	1,586,278
TOTAL SE	35,812	1,660,661
Unibail-Rodamco-Westfield(a)	9,549	831,537
Valeo SA	56,245	1,840,932

		137,998,627

Germany — 8.5%
adidas AG	14,012	5,112,850
Allianz SE, Registered Shares	1,221	321,771
Aroundtown SA	211,978	1,780,272
Aurubis AG	6,599	631,066
BASF SE	17,293	1,410,023

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bayer AG, Registered Shares	29,386	$1,850,024
Bayerische Motoren Werke AG	6,886	730,304
Bayerische Motoren Werke AG, Preference Shares	1,081	97,929
Beiersdorf AG	51,181	6,061,370
Continental AG(a)	1,507	222,843
Daimler AG, Registered Shares	101,816	9,488,050
Deutsche Boerse AG	21,906	3,581,677
Deutsche Post AG, Registered Shares	197,491	13,478,101
DWS Group GmbH & Co. KGaA(c)	6,581	314,293
E.ON SE	721,098	8,718,302
Evonik Industries AG	18,571	664,276
Freenet AG	14,962	411,529
Fresenius Medical Care AG & Co. KGaA	932	74,491
Hannover Rueck SE	9,466	1,656,646
HelloFresh SE(a)	44,766	4,092,463
Henkel AG & Co. KGaA	6,914	682,717
Henkel AG & Co. KGaA, Preference Shares	43,648	5,007,617
Nemetschek SE	5,507	407,250
Rheinmetall AG	8,956	929,933
SAP SE	36,678	5,092,205
Schaeffler AG, Preference Shares	163,050	1,530,312
Scout24 AG(c)	22,960	1,864,949
Siemens AG, Registered Shares	106,888	17,341,289
thyssenkrupp AG(a)	25	296
Volkswagen AG	601	214,372
Volkswagen AG, Preference Shares	10,036	2,803,943
Vonovia SE	7,578	473,945
Zalando SE(a)(c)	29,666	3,171,532

		100,218,640

Hong Kong — 3.0%
AIA Group Ltd.	953,200	12,160,969
ASM Pacific Technology Ltd.	24,000	316,715
Cathay Pacific Airways Ltd.(a)	473,000	406,246
CK Asset Holdings Ltd.	291,500	1,928,215
Dah Sing Financial Holdings Ltd.	17,600	62,638
Haitong International Securities Group Ltd.	147,000	44,825
Henderson Land Development Co. Ltd.	143,420	684,817
Hongkong Land Holdings Ltd.	87,400	428,059
Kerry Properties Ltd.	590,000	1,897,644
Link REIT	259,800	2,471,454
MTR Corp. Ltd.	341,500	1,897,974
New World Development Co. Ltd.	258,000	1,389,078
NWS Holdings Ltd.	268,000	301,210
Sun Hung Kai Properties Ltd.	156,500	2,401,504
Swire Properties Ltd.	1,044,600	3,073,097
Techtronic Industries Co. Ltd.	227,000	4,180,572
WH Group Ltd.(c)	330,500	281,947
Wharf Real Estate Investment Co. Ltd.	190,000	1,111,654

		35,038,618

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $ 804,375)(a)(b)(d)	1,080	178,060

Ireland — 0.4%
AIB Group PLC(a)	27,038	90,095
CRH PLC	3,199	166,440
Flutter Entertainment PLC(a)	7,783	1,447,371
Kerry Group PLC, Class A	6,041	816,740
Kingspan Group PLC	15,338	1,440,782
Smurfit Kappa Group PLC	7,924	420,875

		4,382,303

Security	Shares	Value

Israel — 1.0%
Bank Hapoalim BM(a)	355,171	$3,012,742
Bank Leumi Le-Israel BM(a)	7,123	55,683
First International Bank Of Israel Ltd.(a)	5,377	171,291
ICL Group Ltd.	22,619	163,922
Israel Discount Bank Ltd., Class A(a)	379,094	1,883,320
Mizrahi Tefahot Bank Ltd.(a)	5,889	175,450
Nice Ltd.(a)(e)	19,099	4,174,171
Plus500 Ltd.	1,851	39,694
Teva Pharmaceutical Industries Ltd.(a)	216,617	2,291,547

		11,967,820

Italy — 0.9%
Amplifon SpA	4,017	191,406
Assicurazioni Generali SpA	97,789	2,011,302
Banca Generali SpA(a)	14,454	591,154
Hera SpA	15,953	68,102
Interpump Group SpA	455	26,025
Intesa Sanpaolo SpA	447,941	1,323,737
Leonardo SpA(a)	162,814	1,416,366
Mediaset SpA(a)	11	40
Mediobanca Banca di Credito Finanziario SpA(a)	163,179	1,948,154
Pirelli & C SpA(a)(c)	256,475	1,523,909
Telecom Italia SpA	518,108	277,961
Unipol Gruppo SpA	293,782	1,645,860

		11,024,016

Japan — 23.2%
Advantest Corp.	1,400	126,752
Aisin Corp.	52,900	2,323,075
Alfresa Holdings Corp.	4,900	75,866
Alps Alpine Co. Ltd.	137,000	1,473,573
Amada Co. Ltd.	96,600	1,028,846
ANA Holdings, Inc.(a)	2,500	60,889
Asahi Kasei Corp.	138,200	1,526,481
Asics Corp.	6,900	165,701
Astellas Pharma, Inc.	212,900	3,500,523
Bandai Namco Holdings, Inc.	26,500	1,900,043
Benesse Holdings, Inc.	84,100	1,935,387
Bridgestone Corp.	93,500	4,116,346
Canon Marketing Japan, Inc.	1,200	28,074
Canon, Inc.	220,290	5,165,787
Casio Computer Co. Ltd.	39,800	692,158
Credit Saison Co. Ltd.	10,700	132,168
Dai Nippon Printing Co. Ltd.	8,000	172,785
Dai-ichi Life Holdings, Inc.	12,600	257,487
Daikin Industries Ltd.	3,900	770,932
Daito Trust Construction Co. Ltd.	1,300	137,305
Daiwa House Industry Co. Ltd.	83,000	2,436,465
Denso Corp.	32,500	2,233,591
DIC Corp.	36,900	944,740
Dip Corp.	13,600	403,440
Disco Corp.	4,700	1,446,844
Ebara Corp.	2,400	118,732
Eisai Co. Ltd.	11,000	740,864
Electric Power Development Co. Ltd.	12,000	169,609
FANUC Corp.	31,000	7,460,803
Fast Retailing Co. Ltd.	9,500	7,757,870
FUJIFILM Holdings Corp.	66,300	4,634,380
Fuyo General Lease Co. Ltd.	900	59,770
GMO internet, Inc.	7,700	207,929
Haseko Corp.	4,100	57,579
Honda Motor Co. Ltd.	6,900	211,723
Hoya Corp.	400	52,663
Idemitsu Kosan Co. Ltd.	20,500	485,396

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Inpex Corp.	191,200	$1,318,423
Isuzu Motors Ltd.	27,100	357,680
Itoham Yonekyu Holdings, Inc.	14,700	95,300
Japan Airlines Co. Ltd.(a)	1,500	34,337
Japan Post Bank Co. Ltd.	53,500	455,921
Japan Post Holdings Co. Ltd.	525,200	4,374,400
Japan Tobacco, Inc.	264,800	5,239,400
Kakaku.com, Inc.	9,400	286,862
Kamigumi Co. Ltd.	1,400	27,781
Kandenko Co. Ltd.	19,900	164,947
Kansai Paint Co. Ltd.	6,100	164,926
KDDI Corp.	133,500	4,534,228
Keyence Corp.	30,800	15,207,703
Kinden Corp.	1,600	26,972
Kirin Holdings Co. Ltd.	504,900	10,207,126
Koito Manufacturing Co. Ltd.	7,200	469,878
Komatsu Ltd.	26,400	775,886
Konica Minolta, Inc.	192,300	1,052,093
Kose Corp.	6,100	958,370
Kubota Corp.	66,300	1,512,284
Kyoritsu Maintenance Co. Ltd.	2,800	94,141
Kyowa Exeo Corp.	10,500	258,678
Lawson, Inc.	1,900	85,783
Lintec Corp.	31,000	686,847
M3, Inc.	16,100	1,091,884
Maeda Corp.	40,300	352,504
Mitsubishi Chemical Holdings Corp.	45,800	367,633
Mitsubishi Corp.	109,300	2,985,604
Mitsubishi Estate Co. Ltd.	7,300	118,629
Mitsubishi HC Capital, Inc.	572,400	3,193,579
Mitsubishi Heavy Industries Ltd.	34,900	1,059,259
Mitsubishi Materials Corp.	33,100	703,287
Mitsui & Co. Ltd.	35,400	783,059
Mitsui Mining & Smelting Co. Ltd.	1,300	38,561
Morinaga & Co. Ltd.	12,200	377,010
MS&AD Insurance Group Holdings, Inc.	128,900	3,944,985
Murata Manufacturing Co. Ltd.	34,000	2,578,188
Nexon Co. Ltd.	100,600	2,372,997
NGK Spark Plug Co. Ltd.	37,900	597,753
Nidec Corp.	52,000	5,976,918
Nihon M&A Center, Inc.	8,400	200,936
Nihon Unisys Ltd.	5,500	159,379
Nikon Corp.	157,700	1,619,450
Nintendo Co. Ltd.	8,400	5,198,768
Nippon Paint Holdings Co. Ltd.	194,200	2,820,939
Nippon Shinyaku Co. Ltd.	4,900	351,001
Nippon Telegraph & Telephone Corp.	330,200	8,844,686
Nippon Yusen KK	20,200	835,517
Nissan Motor Co. Ltd.(a)	33,200	163,682
Nomura Holdings, Inc.	688,400	3,782,310
Nomura Research Institute Ltd.	25,000	797,155
Obayashi Corp.	45,700	385,653
Obic Co. Ltd.	2,800	524,861
Omron Corp.	14,300	1,129,916
Oracle Corp. Japan(a)	1,800	163,909
Oriental Land Co. Ltd.	5,400	806,035
Otsuka Corp.	14,600	781,574
Persol Holdings Co. Ltd.	18,200	346,017
Pigeon Corp.	15,100	425,766
Recruit Holdings Co. Ltd.	270,100	13,780,543
Relo Group, Inc.	6,500	132,281
Resona Holdings, Inc.	155,900	667,393

Security	Shares	Value

Japan (continued)
Resorttrust, Inc.	10,100	$160,114
Ricoh Co. Ltd.	314,700	3,737,946
Sanwa Holdings Corp.	7,700	93,525
Sawai Group Holdings Co. Ltd.	5,600	244,837
SCREEN Holdings Co. Ltd.	8,900	850,632
SCSK Corp.	1,800	104,491
Secom Co. Ltd.	1,400	109,676
Sekisui House Ltd.	12,300	256,363
Seven Bank Ltd.	14,000	29,098
Shimadzu Corp.	2,600	91,247
Shimano, Inc.	7,000	1,586,184
Shimizu Corp.	13,500	110,794
Shin-Etsu Chemical Co. Ltd.	300	51,833
Shinsei Bank Ltd.	22,200	345,606
Shiseido Co. Ltd.	29,700	2,152,027
SMC Corp.	10,100	6,053,101
SoftBank Corp.	189,500	2,437,314
SoftBank Group Corp.	103,600	7,823,428
Sompo Holdings, Inc.	14,400	580,459
Sony Group Corp.	11,700	1,154,884
Subaru Corp.	137,800	2,684,786
Sumitomo Chemical Co. Ltd.	1,759,200	9,663,286
Sumitomo Corp.	19,600	274,234
Sumitomo Forestry Co. Ltd.	2,600	52,748
Sumitomo Heavy Industries Ltd.	3,300	102,309
Sumitomo Metal Mining Co. Ltd.	5,900	265,844
Sumitomo Mitsui Financial Group, Inc.	325,500	11,779,424
Sumitomo Rubber Industries Ltd.	457,600	5,925,956
Suntory Beverage & Food Ltd.	59,000	2,174,122
Sysmex Corp.	11,700	1,195,137
T&D Holdings, Inc.	37,700	514,548
Taiheiyo Cement Corp.	1,700	39,226
Taisei Corp.	13,500	472,178
Takeda Pharmaceutical Co. Ltd.	299,300	10,180,968
Tokio Marine Holdings, Inc.	126,400	5,994,708
Tokyo Electron Ltd.	17,400	7,750,219
Tokyo Gas Co. Ltd.	12,200	241,821
Toshiba Corp.	25,600	1,077,808
Toyoda Gosei Co. Ltd.	13,600	346,840
Toyota Motor Corp.	55,500	4,626,132
Trend Micro, Inc.	5,300	268,775
Unicharm Corp.	39,900	1,578,560
Welcia Holdings Co. Ltd.	63,900	1,954,167
Yakult Honsha Co. Ltd.	6,100	330,339
Yamada Holdings Co. Ltd.	230,600	1,122,183
Yaskawa Electric Corp.	18,600	905,730
Yokohama Rubber Co. Ltd.	7,400	149,394
Z Holdings Corp.	223,900	1,054,097

		274,561,261

Luxembourg — 0.2%
RTL Group SA	32,616	1,941,617
SES SA	29,945	258,580

		2,200,197

Netherlands — 6.1%
ABN AMRO Group NV, CVA(a)(c)	12,435	166,118
Adyen NV(a)(c)	2,150	4,970,535
Aegon NV	1,342,541	6,333,328
Akzo Nobel NV	2,575	331,634
Argenx SE(a)	821	226,627
ASML Holding NV	21,669	14,501,852
EXOR NV	1,883	161,701
Flow Traders(c)	27,994	1,224,637

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Heineken NV	2,727	$325,563
JDE Peet’s NV(a)	13,274	523,620
Koninklijke Ahold Delhaize NV	156,910	4,533,682
Koninklijke Philips NV	58,017	3,265,390
NN Group NV	85,302	4,332,299
PostNL NV	185,098	1,088,982
Randstad NV	115,863	9,030,876
Royal Dutch Shell PLC, A Shares	514,642	9,823,746
Royal Dutch Shell PLC, B Shares	498,587	9,066,304
Signify NV(c)	36,504	2,266,220

		72,173,114

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	156,729	667,464
Air New Zealand Ltd.(a)	8,210	9,971
Fisher & Paykel Healthcare Corp. Ltd.	66,547	1,440,779
Spark New Zealand Ltd.	13,054	43,017
Xero Ltd.(a)	17,597	1,796,380

		3,957,611

Norway — 0.1%
DNB ASA	32,446	717,762
Tomra Systems ASA	9	463

		718,225

Singapore — 0.8%
DBS Group Holdings Ltd.	118,700	2,692,913
Jardine Cycle & Carriage Ltd.	249,100	4,143,691
Oversea-Chinese Banking Corp. Ltd.	53,700	501,728
Singapore Airlines Ltd.(a)	133,200	501,602
United Overseas Bank Ltd.	77,800	1,532,983
Venture Corp. Ltd.	5,800	83,438

		9,456,355

South Africa — 0.3%
Anglo American PLC	70,863	3,148,172

Spain — 1.2%
Acciona SA	3,681	622,196
Banco Bilbao Vizcaya Argentaria SA	356,149	2,238,791
Banco de Sabadell SA(a)	57,738	44,297
Banco Santander SA	252,239	1,057,113
CaixaBank SA	140,057	480,855
Endesa SA	29,364	801,012
Grifols SA	2,057	57,438
Iberdrola SA	426,851	5,739,827
Mediaset Espana Comunicacion SA(a)	24	170
Naturgy Energy Group SA	26,631	698,132
Repsol SA	118,877	1,589,532
Telefonica SA	79,940	393,224

		13,722,587

Sweden — 4.0%
Assa Abloy AB, Class B	239,343	7,363,367
Atlas Copco AB, A Shares	123,482	7,491,326
Atlas Copco AB, B Shares	67,673	3,493,820
Elekta AB, B Shares	17,048	250,900
Epiroc AB, B Shares(a)	5,721	2,070
Epiroc AB, Class B	5,721	114,075
EQT AB	5,424	196,421
Evolution AB(c)	19,645	3,762,938
Hennes & Mauritz AB, B Shares(a)	39,939	1,020,999
Hexagon AB, B Shares	15,358	218,918
Intrum AB	2,526	88,061
Investor AB, B Shares	28,132	650,288
Kinnevik AB, B Shares(a)	86,366	1,645,622

Security	Shares	Value

Sweden (continued)
Kinnevik AB, Class B	86,366	$3,299,735
L E Lundbergforetagen AB, B Shares	30,127	1,895,093
Loomis AB	1,480	46,809
Pandox AB(a)	40,834	730,722
Saab AB, Class B	108,324	3,135,731
Samhallsbyggnadsbolaget i Norden AB	139,296	608,512
SKF AB, B Shares	57,666	1,558,087
Swedish Match AB	218,954	2,030,808
Telefonaktiebolaget LM Ericsson, B Shares	621,633	8,246,338
Trelleborg AB, B Shares	2,858	73,595

		47,924,235

Switzerland — 7.8%
Adecco Group AG, Registered Shares	88,529	6,099,798
Cie Financiere Richemont SA, Registered Shares	111,753	13,633,319
Credit Suisse Group AG, Registered Shares	66,806	728,195
Givaudan SA, Registered Shares	2,686	11,988,319
Holcim Ltd.	1,075	63,927
Kuehne + Nagel International AG, Registered Shares	5,431	1,833,381
Landis+Gyr Group AG	2,058	151,086
Nestlé SA, Registered Shares	133,367	16,419,113
Novartis AG, Registered Shares	81,355	7,141,471
Roche Holding AG	35,005	12,175,169
Roche Holding AG	7,375	2,764,502
Sika AG, Registered Shares	38,481	12,383,559
Sonova Holding AG, Registered Shares(a)	936	332,890
Straumann Holding AG, Registered Shares	515	806,085
Sulzer AG, Registered Shares	2	255
Swatch Group AG	407	147,503
Swatch Group AG, Registered Shares	1,644	114,008
Swiss Life Holding AG, Registered Shares	75	38,908
Swiss Re AG	23,403	2,249,258
Tecan Group AG, Registered Shares	1,278	635,272
UBS Group AG, Registered Shares	151,431	2,457,090

		92,163,108

United Kingdom — 11.9%
3i Group PLC	38,944	684,583
Abcam PLC(a)	12,220	245,970
ASOS PLC(a)	707	48,945
AstraZeneca PLC	120,305	13,722,942
Auto Trader Group PLC(a)(c)	19,756	157,131
Aviva PLC	199,568	1,163,758
Babcock International Group PLC(a)	112,762	477,977
Barclays PLC	81,877	212,912
Barratt Developments PLC	31,500	336,390
Bellway PLC	19,238	975,604
BP PLC	1,552,353	6,778,020
British American Tobacco PLC	383,898	14,810,316
British Land Co. PLC	15,406	111,323
BT Group PLC(a)	124	307
Burberry Group PLC(a)	73,127	2,213,059
Centrica PLC(a)	397,166	307,822
Close Brothers Group PLC	15	349
Compass Group PLC(a)	59,566	1,353,108
Diageo PLC	130,830	6,316,256
Direct Line Insurance Group PLC	194,648	823,764
Dunelm Group PLC	98,961	2,060,965
Entain PLC(a)	14,063	328,593
Experian PLC	120,997	4,642,738
GlaxoSmithKline PLC	120,483	2,301,771
Greggs PLC(a)	10,258	363,064
Halma PLC	6,473	239,004

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
HomeServe PLC	35,383	$468,639
Howden Joinery Group PLC	200,682	2,268,844
HSBC Holdings PLC	1,598,132	10,345,850
IG Group Holdings PLC	9,456	114,942
Imperial Brands PLC	141,407	3,210,633
InterContinental Hotels Group PLC(a)	4,501	313,007
ITV PLC(a)	379,247	686,818
J Sainsbury PLC	663,753	2,499,279
JD Sports Fashion PLC(a)	209,227	2,799,578
JET2 PLC(a)	80,568	1,543,609
Johnson Matthey PLC	38,228	1,647,871
Kingfisher PLC(a)	939,986	4,771,253
Lloyds Banking Group PLC	13,175,934	9,317,896
Marks & Spencer Group PLC(a)	457,256	1,066,728
Meggitt PLC(a)	59,832	429,250
Micro Focus International PLC	565,804	4,156,273
Natwest Group PLC	12,752	37,351
Prudential PLC	109,220	2,327,773
Redrow PLC	50,333	484,509
RELX PLC	92,329	2,402,504
Rentokil Initial PLC	16,677	111,854
Rightmove PLC	707,491	6,043,278
Royal Mail PLC(a)	407,829	3,338,429
Smith & Nephew PLC	7,681	167,342
Smiths Group PLC	144,775	3,177,001
SSE PLC	73,935	1,615,035
Standard Chartered PLC	248,234	1,786,514
Subsea 7 SA	39	380
Tate & Lyle PLC	11,587	126,126
Taylor Wimpey PLC	108,306	261,875
Tesco PLC	749,403	2,374,937
Travis Perkins PLC(a)	38,926	905,572
Unilever PLC	109,588	6,575,375
Vistry Group PLC	15,199	284,935
Whitbread PLC(a)	13,263	596,989
Wm Morrison Supermarkets PLC	895,437	2,249,344

		141,184,264

United States — 0.3%
Ferguson PLC	7,309	992,891
James Hardie Industries PLC	28,895	957,640
Palantir Technologies, Inc., Class A(a)	4	92
Stellantis NV	107,937	2,146,290

		4,096,913

Total Common Stocks — 96.3% (Cost: $953,849,048)		1,139,316,016

Security	Shares	Value

Rights

Singapore — 0.0%
Singapore Airlines Ltd. (Expires 06/16/21, Strike Price SGD 4.84)(a)(b)	240,559	$2

Total Rights — 0.0% (Cost: $ —)		2

Total Long-Term Investments — 96.3% (Cost: $953,849,048)		1,139,316,018

Short-Term Securities(f)(g)

Money Market Funds — 2.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	31,337,962	31,337,962
SL Liquidity Series, LLC, Money Market Series, 0.12%(h)	125,005	125,042

Total Short-Term Securities — 2.6% (Cost: $31,463,004)		31,463,004

Total Investments — 98.9% (Cost: $985,312,052)		1,170,779,022

Other Assets Less Liabilities — 1.1%		12,487,486

Net Assets — 100.0%		$1,183,266,508

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $178,060, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$22,359,927	$8,978,035(a	)	$ —	$—	$—	$31,337,962	31,337,962	$9,659		$—
SL Liquidity Series, LLC, Money Market Series	96,216	35,907(a	)	—	(6,770)	(311)	125,042	125,005	105,634(b	)	—

					$(6,770)	$(311)	$31,463,004		$115,293		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	330	06/18/21	$38,561	$1,528,183

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$1,528,183	$—	$—	$—	$1,528,183

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$10,985,090	$—	$—	$—	$10,985,090

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(443,180)	$—	$—	$—	$(443,180)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$33,747,540

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$86,843,080	$1	$86,843,081
Austria	—	2,704,886	—	2,704,886
Belgium	—	8,990,040	—	8,990,040
China	—	14,903,220	—	14,903,220
Denmark	18,578,507	20,461,097	—	39,039,604
Finland	—	20,721,059	—	20,721,059
France	—	137,998,627	—	137,998,627
Germany	—	100,218,640	—	100,218,640
Hong Kong	—	35,038,618	—	35,038,618
India	—	—	178,060	178,060
Ireland	—	4,382,303	—	4,382,303
Israel	—	11,967,820	—	11,967,820
Italy	—	11,024,016	—	11,024,016
Japan	—	274,561,261	—	274,561,261
Luxembourg	—	2,200,197	—	2,200,197
Netherlands	1,224,637	70,948,477	—	72,173,114
New Zealand	—	3,957,611	—	3,957,611
Norway	—	718,225	—	718,225
Singapore	—	9,456,355	—	9,456,355
South Africa	—	3,148,172	—	3,148,172
Spain	170	13,722,417	—	13,722,587
Sweden	1,866,610	46,057,625	—	47,924,235
Switzerland	—	92,163,108	—	92,163,108
United Kingdom	245,970	140,938,294	—	141,184,264
United States	92	4,096,821	—	4,096,913
Rights	—	—	2	2
Short-Term Securities
Money Market Funds	31,337,962	—	—	31,337,962

	$53,253,948	$1,117,221,969	$178,063	1,170,653,980

Investments valued at NAV(a)				125,042

				$1,170,779,022

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,528,183	$—	$—	$1,528,183

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments May 31, 2021	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Lockheed Martin Corp.	12,777	$4,883,369

Air Freight & Logistics — 1.3%
CH Robinson Worldwide, Inc.	18,885	1,832,223
Expeditors International of Washington, Inc.	91,758	11,533,063

		13,365,286

Auto Components — 0.5%
BorgWarner, Inc.	93,383	4,789,614

Automobiles — 2.3%
Tesla, Inc.(a)	38,656	24,168,504

Beverages — 0.9%
Boston Beer Co., Inc., Class A(a)	146	154,491
Coca-Cola Co.	13,088	723,636
PepsiCo, Inc.	59,811	8,848,439

		9,726,566

Biotechnology — 2.4%
AbbVie, Inc.	9,963	1,127,812
Amgen, Inc.	23,917	5,690,811
BioMarin Pharmaceutical, Inc.(a)	9,846	761,096
Gilead Sciences, Inc.	54,600	3,609,606
Moderna, Inc.(a)	10,538	1,949,635
Regeneron Pharmaceuticals, Inc.(a)	2,149	1,079,722
Vertex Pharmaceuticals, Inc.(a)	54,373	11,343,839

		25,562,521

Building Products — 1.0%
Allegion PLC	10,403	1,461,414
Carrier Global Corp.	53,424	2,453,764
Trane Technologies PLC	37,486	6,987,390

		10,902,568

Capital Markets — 1.3%
Charles Schwab Corp.	1,883	139,060
Morgan Stanley	140,842	12,809,580
Morningstar, Inc.	977	230,562

		13,179,202

Chemicals — 0.1%
Cabot Corp.	1	63
Sherwin-Williams Co.	4,254	1,206,137

		1,206,200

Commercial Services & Supplies — 1.2%
Cintas Corp.	1,701	601,372
Copart, Inc.(a)	72,335	9,331,938
Driven Brands Holdings, Inc.(a)	10,273	304,286
IAA, Inc.(a)	48,595	2,768,457

		13,006,053

Construction & Engineering — 0.1%
Quanta Services, Inc.	13,243	1,262,720

Containers & Packaging — 0.2%
Crown Holdings, Inc.	24,105	2,488,600

Distributors — 0.7%
Genuine Parts Co.	15,044	1,972,569
Pool Corp.	11,239	4,906,386

		6,878,955

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.(a)	4,027	556,652

Security	Shares	Value

Diversified Consumer Services (continued)
Chegg, Inc.(a)	8,297	$638,122
Terminix Global Holdings, Inc.(a)	17,137	845,540

		2,040,314

Diversified Financial Services — 0.6%
Voya Financial, Inc.	99,653	6,529,265

Electric Utilities — 0.1%
Eversource Energy	14,175	1,150,868

Electronic Equipment, Instruments & Components — 0.3%
Flex Ltd.(a)	96,821	1,768,920
Zebra Technologies Corp., Class A(a)	2,598	1,291,336

		3,060,256

Energy Equipment & Services — 0.7%
Schlumberger NV	233,463	7,314,396

Entertainment — 2.3%
Activision Blizzard, Inc.	2,461	239,332
Electronic Arts, Inc.	3,384	483,675
Lions Gate Entertainment Corp., Class B(a)	45,214	785,819
Live Nation Entertainment, Inc.(a)	7,819	704,570
Netflix, Inc.(a)	16,406	8,249,101
Roku, Inc.(a)	11,363	3,939,666
Spotify Technology SA(a)	19,474	4,704,334
Take-Two Interactive Software, Inc.(a)	11,323	2,101,096
Walt Disney Co.(a)	8,565	1,530,137
Zynga, Inc., Class A(a)	166,203	1,801,641

		24,539,371

Equity Real Estate Investment Trusts (REITs) — 0.9%
Equinix, Inc.	11,913	8,776,546
Prologis, Inc.	3,954	465,939

		9,242,485

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	52,197	19,744,559

Food Products — 1.1%
Hershey Co.	34,971	6,051,732
Kellogg Co.	34,829	2,280,951
McCormick & Co., Inc.	32,212	2,868,801

		11,201,484

Gas Utilities — 0.0%
Atmos Energy Corp.	1,279	126,838

Health Care Equipment & Supplies — 3.1%
ABIOMED, Inc.(a)	579	164,772
Align Technology, Inc.(a)	15,459	9,123,129
Dexcom, Inc.(a)	15,563	5,748,817
Edwards Lifesciences Corp.(a)	12,557	1,204,216
IDEXX Laboratories, Inc.(a)	21,981	12,267,816
Insulet Corp.(a)	11,313	3,050,777
West Pharmaceutical Services, Inc.	1,779	618,220

		32,177,747

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	30,846	3,539,270
Anthem, Inc.	4,924	1,960,835
Cardinal Health, Inc.	11,351	636,451
McKesson Corp.	33,120	6,371,957
UnitedHealth Group, Inc.	32,722	13,478,846

		25,987,359

Health Care Technology — 0.0%
Cerner Corp.	5,150	402,988

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.6%
Aramark	11,970	$447,080
Chipotle Mexican Grill, Inc.(a)	6,675	9,157,967
International Game Technology PLC(a)	47,724	1,157,784
MGM Resorts International	52,545	2,252,604
Travel + Leisure Co.	50,243	3,273,332
Vail Resorts, Inc.(a)	1,823	595,902
Wendy’s Co.	209,533	4,865,356
Wyndham Hotels & Resorts, Inc.	65,122	4,888,057
Wynn Resorts Ltd.(a)	4,274	563,612

		27,201,694

Household Durables — 0.1%
iRobot Corp.(a)	10,083	985,109

Household Products — 0.7%
Colgate-Palmolive Co.	91,556	7,670,562

Independent Power and Renewable Electricity Producers — 0.0%
Sunnova Energy International, Inc.(a)	17,279	504,547

Industrial Conglomerates — 0.4%
Roper Technologies, Inc.	8,223	3,700,432

Insurance — 0.3%
Marsh & McLennan Cos., Inc.	3,631	502,349
Progressive Corp.	27,443	2,719,052

		3,221,401

Interactive Media & Services — 8.9%
Alphabet, Inc., Class A	9,648	22,738,889
Alphabet, Inc., Class C(a)	12,054	29,068,944
Facebook, Inc., Class A	125,206	41,158,968
Twitter, Inc.(a)	3,470	201,260

		93,168,061

Internet & Direct Marketing Retail — 6.8%
Amazon.com, Inc.	21,415	69,022,044
Etsy, Inc.(a)	12,507	2,060,278

		71,082,322

IT Services — 9.4%
Accenture PLC, Class A	56,530	15,950,505
Automatic Data Processing, Inc.	47,708	9,351,722
Fiserv, Inc.(a)	64,997	7,487,654
GoDaddy, Inc., Class A(a)	16,518	1,337,297
Mastercard, Inc., Class A	47,370	17,080,675
PayPal Holdings, Inc.(a)	84,008	21,843,760
Square, Inc., Class A(a)	8,788	1,955,506
Visa, Inc., Class A	103,367	23,495,319

		98,502,438

Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	57,650	7,963,195
Bio-Rad Laboratories, Inc., Class A(a)	3,663	2,206,481
Bruker Corp.	65,094	4,520,127
Illumina, Inc.(a)	562	227,970
Mettler-Toledo International, Inc.(a)	91	118,386
PPD, Inc.(a)	15,113	697,012
Repligen Corp.(a)	2,192	400,281
Sotera Health Co.(a)	23,539	567,290
Thermo Fisher Scientific, Inc.	4,846	2,275,197

		18,975,939

Machinery — 0.6%
Deere & Co.	13,604	4,912,405
Xylem, Inc.	9,334	1,102,532

		6,014,937

Security	Shares	Value

Media — 0.1%
Discovery, Inc., Class A(a)	7,824	$251,228
New York Times Co., Class A	18,140	776,755

		1,027,983

Multiline Retail — 0.7%
Target Corp.	32,426	7,358,108

Oil, Gas & Consumable Fuels — 0.3%
Antero Midstream Corp.	49,786	477,945
Cheniere Energy, Inc.(a)	16,241	1,378,861
Hess Corp.	3,102	260,010
Kinder Morgan, Inc.	30,732	563,625
Phillips 66	6,997	589,287

		3,269,728

Personal Products — 0.2%
Herbalife Nutrition Ltd.(a)	44,161	2,321,544

Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.	149,004	9,792,543
Johnson & Johnson	86,038	14,561,931
Zoetis, Inc.	22,882	4,042,792

		28,397,266

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	8,089	686,999
IHS Markit Ltd.	14,118	1,486,766

		2,173,765

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	11,492	1,008,768

Road & Rail — 0.2%
Landstar System, Inc.	13,293	2,266,456
Schneider National, Inc., Class B	10,144	248,427

		2,514,883

Semiconductors & Semiconductor Equipment — 6.2%
Advanced Micro Devices, Inc.(a)	106,259	8,509,221
Applied Materials, Inc.	116,140	16,042,418
CMC Materials, Inc.	1	154
Intel Corp.	146,222	8,352,201
NVIDIA Corp.	23,253	15,109,335
QUALCOMM, Inc.	125,743	16,917,463
Xilinx, Inc.	5,224	663,448

		65,594,240

Software — 17.6%
Adobe, Inc.(a)	52,529	26,505,083
Autodesk, Inc.(a)	10,362	2,962,081
Cadence Design Systems, Inc.(a)	44,710	5,677,723
DocuSign, Inc.(a)	5,511	1,111,128
FreedomPay, Inc.(a)(b)	43,051	0
HubSpot, Inc.(a)	8,839	4,458,215
Intuit, Inc.	43,490	19,096,024
Microsoft Corp.	345,660	86,304,389
PTC, Inc.(a)	62,576	8,393,945
salesforce.com, Inc.(a)	8,300	1,976,230
ServiceNow, Inc.(a)	21,097	9,997,446
Slack Technologies, Inc., Class A(a)	7,565	333,163
Splunk, Inc.(a)	23,030	2,791,236
UiPath, Inc., Class A(a)(c)	15,893	1,268,579
VMware, Inc., Class A(a)	35,258	5,566,886
Workday, Inc., Class A(a)	19,479	4,455,237
Zendesk, Inc.(a)	24,048	3,286,400
Zoom Video Communications, Inc., Class A(a)	901	298,708

		184,482,473

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 1.3%
Home Depot, Inc.	11,747	$3,746,236
Lithia Motors, Inc., Class A	1,939	682,508
Lowe’s Cos., Inc.	37,136	7,235,207
TJX Cos., Inc.	25,567	1,726,795

		13,390,746

Technology Hardware, Storage & Peripherals — 10.6%
Apple Inc.	804,418	100,238,527
Dell Technologies, Inc., Class C(a)	60,135	5,931,716
Hewlett Packard Enterprise Co.	243,082	3,879,589
NetApp, Inc.	13,456	1,041,091

		111,090,923

Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	50,685	6,916,475

Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.	10,573	505,812

Trading Companies & Distributors — 0.3%
SiteOne Landscape Supply, Inc.(a)	10,616	1,826,377
WW Grainger, Inc.	2,468	1,140,611

		2,966,988

Total Long-Term Investments — 99.0% (Cost: $661,097,625)		1,038,985,232

Security	Shares	Value

Short-Term Securities(d)(e)

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	10,090,174	$10,090,174
SL Liquidity Series, LLC, Money Market Series, 0.12%(f)	1,340,921	1,341,323

Total Short-Term Securities — 1.1% (Cost: $11,431,497)		11,431,497

Total Investments — 100.1% (Cost: $672,529,122)		1,050,416,729

Liabilities in Excess of Other Assets — (0.1)%		(1,044,618)

Net Assets — 100.0%		$1,049,372,111

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$24,850,774	$ —	$(14,760,600	)(a)	$—	$—	$10,090,174	10,090,174	$11,075		$—
SL Liquidity Series, LLC, Money Market Series	2,793,823	—	(1,447,996	)(a)	(3,350)	(1,154)	1,341,323	1,340,921	85,648(b	)	—

					$(3,350)	$(1,154)	$11,431,497		$96,723		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 E-Mini Index	43	06/18/21	$ 11,770	$81,775

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Large Cap Growth Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$ 81,775	$ —	$—	$ —	$81,775

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$ 11,937,941	$ —	$—	$ —	$11,937,941

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$ (1,526,893)	$ —	$—	$ —	$(1,526,893)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$28,121,205

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,038,985,232	$ —	$ —	$1,038,985,232
Short-Term Securities
Money Market Funds	10,090,174	—	—	10,090,174

	$1,049,075,406	$ —	$ —	1,049,075,406

Investments valued at NAV(a)				1,341,323

				$1,050,416,729

Derivative Financial Instruments(b)
Assets
Equity Contracts	$81,775	$ —	$ —	$81,775

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc.(a)	149,080	$7,222,926
Astronics Corp.(a)	71,267	1,208,688
HEICO Corp., Class A	8,358	1,107,101
Mercury Systems, Inc.(a)	27,552	1,803,278
Moog, Inc., Class A	52,154	4,704,291
PAE, Inc.(a)	483,048	3,922,350

		19,968,634

Air Freight & Logistics — 0.8%
Echo Global Logistics, Inc.(a)	314,298	10,736,420
Forward Air Corp.	89,923	8,712,639
Hub Group, Inc., Class A(a)	235,465	16,437,812
Radiant Logistics, Inc.(a)(b)	23,831	183,260

		36,070,131

Airlines — 0.7%
Hawaiian Holdings, Inc.(a)	186,463	4,810,745
Mesa Air Group, Inc.(a)	93,800	911,736
Spirit Airlines, Inc.(a)	688,142	24,573,551

		30,296,032

Auto Components — 1.3%
Cooper-Standard Holdings, Inc.(a)	94,509	2,812,588
Dana, Inc.	213,870	5,802,293
Fox Factory Holding Corp.(a)	63,395	9,856,654
Gentherm, Inc.(a)	13,490	978,430
Goodyear Tire & Rubber Co.(a)	379,937	7,534,151
LCI Industries	132,792	19,792,647
Modine Manufacturing Co.(a)	68,476	1,204,493
Tenneco, Inc., Class A(a)	62,472	979,561
Visteon Corp.(a)(b)	65,091	7,971,044

		56,931,861

Automobiles — 0.2%
Winnebago Industries, Inc.	96,655	7,148,604

Banks — 7.4%
ACNB Corp.	12,045	346,896
BancFirst Corp.	98,537	6,796,097
Bancorp, Inc.(a)(b)	190,539	4,618,665
BancorpSouth Bank	281,062	8,594,876
Bank of Commerce Holdings	50,450	744,138
BankFinancial Corp.	44,805	495,095
Bankwell Financial Group, Inc.	5,740	163,934
Banner Corp.	66,782	3,908,751
Berkshire Hills Bancorp, Inc.	122,115	3,388,691
Cadence BanCorp.	113,536	2,540,936
Capital City Bank Group, Inc.	152,064	4,075,315
Capstar Financial Holdings, Inc.	52,415	1,147,364
Carter Bankshares, Inc.(a)	27,570	429,265
Cathay General Bancorp	124,319	5,181,616
CIT Group, Inc.	146,931	7,784,404
Community Bankers Trust Corp.	7,421	65,602
Community Trust Bancorp, Inc.	57,688	2,548,656
Customers Bancorp, Inc.(a)	15,485	586,107
CVB Financial Corp.	52,316	1,160,369
Dime Community Bancshares, Inc.	14,196	492,743
Equity Bancshares, Inc., Class A(a)	9,099	298,993
Farmers National Banc Corp.	23,979	417,235
Financial Institutions, Inc.	25,507	819,540
First BanCorp.	149,870	1,916,837
First Busey Corp.	37,455	1,003,419
First Commonwealth Financial Corp.	74,596	1,130,129
First Community Bankshares, Inc.	72,835	2,269,539

Security	Shares	Value

Banks (continued)
First Financial Bankshares, Inc.	20,147	$1,014,401
First Financial Corp.	30,813	1,398,294
First Financial Northwest, Inc.	135,787	1,974,343
First Horizon Corp.	188,347	3,591,777
First Interstate BancSystem, Inc., Class A	772,367	36,355,315
First United Corp.	33,701	612,684
Fulton Financial Corp.	605,946	10,501,044
Glacier Bancorp, Inc.	190,279	11,083,752
Hancock Whitney Corp.	221,666	10,974,684
HBT Financial, Inc.	160,708	2,923,279
Heartland Financial USA, Inc.	405,955	20,196,261
Heritage Commerce Corp.	238,566	2,829,393
Independent Bank Corp.	106,798	2,488,393
Independent Bank Group, Inc.	12,163	957,836
International Bancshares Corp.	18,441	855,662
Investors Bancorp, Inc.	1,609,306	23,946,473
Lakeland Bancorp, Inc.	118,103	2,245,138
Lakeland Financial Corp.	15,701	968,909
Level One Bancorp, Inc.	37,756	1,046,219
Macatawa Bank Corp.	4,906	47,098
Mercantile Bank Corp.	60,215	1,944,945
Mid Penn Bancorp, Inc.	90,600	2,554,920
Midland States Bancorp, Inc.	96,471	2,687,682
National Bank Holdings Corp., Class A	1,412	55,915
Northrim BanCorp, Inc.	90,983	3,962,310
OceanFirst Financial Corp.	356,542	7,883,144
Pacific Mercantile Bancorp(a)	195,021	1,661,579
Peapack-Gladstone Financial Corp.	101,902	3,385,184
Preferred Bank/Los Angeles CA	11,314	772,633
Primis Financial Corp.	58,302	858,788
QCR Holdings, Inc.	7,200	344,232
Republic Bancorp, Inc., Class A	38,426	1,784,888
Republic First Bancorp, Inc.(a)	1,430,466	5,893,520
Sandy Spring Bancorp, Inc.	323,172	15,014,571
Sierra Bancorp	94,257	2,612,804
Simmons First National Corp., Class A	28,041	855,251
SmartFinancial, Inc.	38,659	937,481
South Plains Financial, Inc.	45,542	1,068,415
South State Corp.	75,347	6,691,567
Synovus Financial Corp.	36,472	1,791,505
Texas Capital Bancshares, Inc.(a)	183,180	12,617,438
TriCo Bancshares	24,011	1,151,327
TriState Capital Holdings, Inc.(a)(b)	336,042	7,725,606
UMB Financial Corp.	14,038	1,357,615
United Community Banks, Inc.	108,070	3,737,061
United Security Bancshares	1,880	15,980
Univest Financial Corp.	107,183	3,125,456
Washington Trust Bancorp, Inc.	70,219	3,861,343
WesBanco, Inc.	475,071	18,489,763
Wintrust Financial Corp.	31,144	2,504,601

		316,283,691

Biotechnology — 7.5%
89bio, Inc.(a)	41,155	777,829
ACADIA Pharmaceuticals, Inc.(a)	44,793	1,000,676
Adverum Biotechnologies, Inc.(a)	344,143	1,190,735
Agenus, Inc.(a)	520,031	2,215,332
Akebia Therapeutics, Inc.(a)(b)	263,155	923,674
Akero Therapeutics, Inc.(a)	49,183	1,287,611
Alector, Inc.(a)(b)	265,993	4,734,675
Allakos, Inc.(a)	5,570	565,021
Allogene Therapeutics, Inc.(a)(b)	79,052	2,031,636
Allovir, Inc.(a)	17,276	404,949

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Amicus Therapeutics, Inc.(a)	177,173	$1,640,622
Anika Therapeutics, Inc.(a)	27,944	1,303,588
Apellis Pharmaceuticals, Inc.(a)	15,313	861,816
Applied Therapeutics, Inc.(a)	9,204	176,993
Aptinyx, Inc.(a)(b)	180,087	457,421
Arcus Biosciences, Inc.(a)	116,990	2,903,692
Arcutis Biotherapeutics, Inc.(a)	55,743	1,468,828
Arena Pharmaceuticals, Inc.(a)	8,484	518,457
Arrowhead Pharmaceuticals, Inc.(a)	73,831	5,360,131
Assembly Biosciences, Inc.(a)(b)	28,778	114,249
Atara Biotherapeutics, Inc.(a)	369,280	5,007,437
Athenex, Inc.(a)	169,138	793,257
Athersys, Inc.(a)(b)	318,623	532,100
Avidity Biosciences, Inc.(a)	85,805	2,037,011
Avrobio, Inc.(a)	175,280	1,575,767
Beyondspring, Inc.(a)	14,359	148,903
BioAtla, Inc.(a)(b)	42,789	1,842,066
BioCryst Pharmaceuticals, Inc.(a)	278,246	4,387,939
Biohaven Pharmaceutical Holding Co. Ltd.(a)	9,409	818,583
Bioxcel Therapeutics, Inc.(a)	37,906	1,252,035
Black Diamond Therapeutics, Inc.(a)	179,513	2,355,211
Blueprint Medicines Corp.(a)(b)	31,468	2,874,602
Bridgebio Pharma, Inc.(a)(b)	163,880	9,701,696
Brooklyn ImmunoTherapeutics, Inc.(a)(b)	71,644	1,031,674
C4 Therapeutics, Inc.(a)	25,677	948,765
Calithera Biosciences, Inc.(a)	116,699	266,074
CareDx, Inc.(a)(b)	7,029	565,132
ChemoCentryx, Inc.(a)	45,911	465,997
Clovis Oncology, Inc.(a)	156,119	800,890
Coherus Biosciences, Inc.(a)	584,153	7,687,453
Crinetics Pharmaceuticals, Inc.(a)	27,426	481,326
Cue Biopharma, Inc.(a)	57,322	821,997
Deciphera Pharmaceuticals, Inc.(a)(b)	99,732	3,364,958
Denali Therapeutics, Inc.(a)	38,606	2,454,956
Dynavax Technologies Corp.(a)(b)	130,286	1,068,345
Dyne Therapeutics, Inc.(a)	63,241	1,208,536
Editas Medicine, Inc.(a)(b)	110,798	3,761,592
Emergent BioSolutions, Inc.(a)	146,380	8,877,947
Enanta Pharmaceuticals, Inc.(a)	85,655	4,167,972
Epizyme, Inc.(a)	72,971	600,551
Fate Therapeutics, Inc.(a)	55,814	4,275,352
FibroGen, Inc.(a)(b)	177,281	3,767,221
Flexion Therapeutics, Inc.(a)	188,752	1,579,854
Frequency Therapeutics, Inc.(a)	98,963	875,823
G1 Therapeutics, Inc.(a)	152,110	3,303,829
Gossamer Bio, Inc.(a)	155,693	1,318,720
Halozyme Therapeutics, Inc.(a)	209,989	8,695,644
Harpoon Therapeutics, Inc.(a)	102,679	2,117,241
Heron Therapeutics, Inc.(a)(b)	289,136	3,836,835
Homology Medicines, Inc.(a)	25,471	169,127
IGM Biosciences, Inc.(a)	5,512	411,471
Inovio Pharmaceuticals, Inc.(a)(b)	552,443	4,170,945
Inozyme Pharma, Inc.(a)	21,346	349,221
Insmed, Inc.(a)(b)	154,480	3,800,208
Intellia Therapeutics, Inc.(a)	15,866	1,188,998
Intercept Pharmaceuticals, Inc.(a)	98,270	1,634,230
Invitae Corp.(a)	281,371	8,097,857
iTeos Therapeutics, Inc.(a)	11,328	232,677
Kadmon Holdings, Inc.(a)	2,358	9,055
Karuna Therapeutics, Inc.(a)(b)	15,986	1,787,555
Karyopharm Therapeutics, Inc.(a)	979,756	9,092,136
Kiniksa Pharmaceuticals Ltd., Class A(a)	30,110	410,399

Security	Shares	Value

Biotechnology (continued)
Kodiak Sciences, Inc.(a)	7,394	$618,286
Kymera Therapeutics, Inc.(a)	31,482	1,513,969
Ligand Pharmaceuticals, Inc.(a)	11,321	1,332,482
MacroGenics, Inc.(a)	249,661	8,036,588
Madrigal Pharmaceuticals, Inc.(a)	34,040	3,822,692
Magenta Therapeutics, Inc.(a)	24,900	307,515
MannKind Corp.(a)	470,659	2,080,313
Mirati Therapeutics, Inc.(a)(b)	66,301	10,485,503
Mirum Pharmaceuticals, Inc.(a)	64,305	1,063,605
Myriad Genetics, Inc.(a)	144,301	4,134,224
Natera, Inc.(a)	205,983	19,391,240
NextCure, Inc.(a)	285,934	2,244,582
Novavax, Inc.(a)(b)	101,476	14,979,887
OPKO Health, Inc.(a)	818,109	3,125,176
Organogenesis Holdings, Inc.(a)	24,556	437,833
Oyster Point Pharma, Inc.(a)(b)	123,447	2,212,170
Passage Bio, Inc.(a)	162,706	2,155,854
Poseida Therapeutics, Inc.(a)(b)	166,202	1,404,407
Precision BioSciences, Inc.(a)	25,758	271,232
PTC Therapeutics, Inc.(a)	51,582	2,025,625
Puma Biotechnology, Inc.(a)	84,684	893,416
Radius Health, Inc.(a)(b)	61,564	1,187,570
REGENXBIO, Inc.(a)	57,476	2,027,179
Relay Therapeutics, Inc.(a)(b)	114,535	3,678,864
Replimune Group, Inc.(a)	14,810	577,146
REVOLUTION Medicines, Inc.(a)	46,662	1,395,660
Rigel Pharmaceuticals, Inc.(a)(b)	785,009	2,920,233
Seres Therapeutics, Inc.(a)(b)	204,304	4,312,857
Solid Biosciences, Inc.(a)	93,566	355,551
Sorrento Therapeutics, Inc.(a)(b)	541,007	4,068,373
Spectrum Pharmaceuticals, Inc.(a)	1,284,257	4,430,687
SpringWorks Therapeutics, Inc.(a)	15,305	1,247,970
Sutro Biopharma, Inc.(a)	142,383	2,649,748
Taysha Gene Therapies, Inc.(a)(b)	28,653	644,692
TCR2 Therapeutics, Inc.(a)	15,227	291,597
TG Therapeutics, Inc.(a)(b)	61,673	2,150,538
Travere Therapeutics, Inc.(a)	156,537	2,374,666
Turning Point Therapeutics, Inc.(a)	38,895	2,574,071
Twist Bioscience Corp.(a)	75,056	8,054,259
Ultragenyx Pharmaceutical, Inc.(a)(b)	118,589	12,061,687
UroGen Pharma Ltd.(a)	45,934	809,357
Veracyte, Inc.(a)	216,681	8,461,393
Vir Biotechnology, Inc.(a)	79,204	3,319,440
Xencor, Inc.(a)	41,861	1,609,974
Y-mAbs Therapeutics, Inc.(a)	56,060	2,008,630

		318,711,846

Building Products — 1.8%
Advanced Drainage Systems, Inc.	69,539	7,887,113
Builders FirstSource, Inc.(a)(b)	830,192	36,976,752
Cornerstone Building Brands, Inc.(a)	40,251	682,657
Gibraltar Industries, Inc.(a)	47,286	3,756,873
Griffon Corp.	22,813	599,754
JELD-WEN Holding, Inc.(a)	143,320	4,014,393
Masonite International Corp.(a)	12,716	1,520,198
Resideo Technologies, Inc.(a)	229,114	6,850,508
Trex Co., Inc.(a)	109,608	10,676,915
UFP Industries, Inc.	53,323	4,240,245

		77,205,408

Capital Markets — 3.2%
Artisan Partners Asset Management, Inc., Class A	115,503	5,899,893
AssetMark Financial Holdings, Inc.(a)	372,016	9,694,737
B Riley Financial, Inc.	104,315	7,681,756

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Cohen & Steers, Inc.	182,328	$13,333,647
Cowen, Inc., Class A	189,072	7,436,202
Donnelley Financial Solutions, Inc.(a)	102,909	3,067,717
Hamilton Lane, Inc., Class A	220,449	19,921,976
Houlihan Lokey, Inc.	194,048	14,532,255
Oppenheimer Holdings, Inc., Class A	31,995	1,598,790
Stifel Financial Corp.	623,486	43,195,110
Virtus Investment Partners, Inc.	36,622	10,299,205
WisdomTree Investments, Inc.	227,971	1,527,406

		138,188,694

Chemicals — 2.2%
Amyris, Inc.(a)	55,399	788,328
Avient Corp.	363,492	18,894,314
Balchem Corp.	40,983	5,368,773
HB Fuller Co.	549,954	38,012,820
Innospec, Inc.	29,510	2,983,756
Kronos Worldwide, Inc.	41,099	667,448
Livent Corp.(a)	427,003	8,330,829
PQ Group Holdings, Inc.	49,327	806,003
Stepan Co.	27,850	3,750,281
Trinseo SA	189,226	12,288,336

		91,890,888

Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	307,031	15,317,777
ACCO Brands Corp.	807,931	7,360,251
BrightView Holdings, Inc.(a)	187,684	3,256,317
Brink’s Co.	105,256	7,937,355
CECO Environmental Corp.(a)	8,000	61,040
Cimpress PLC(a)	39,775	3,950,055
Deluxe Corp.	108,949	4,963,717
Ennis, Inc.	42,219	884,910
Herman Miller, Inc.	275,889	13,187,494
KAR Auction Services, Inc.(a)	239,974	4,305,134
Kimball International, Inc., Class B	474,368	6,318,582
Knoll, Inc.	47,732	1,241,032
Matthews International Corp., Class A	134,790	5,266,245
McGrath RentCorp	128,020	10,975,155
RR Donnelley & Sons Co.(a)	470,346	3,014,918
Steelcase, Inc., Class A	341,602	4,942,981
Tetra Tech, Inc.	50,081	5,983,177

		98,966,140

Communications Equipment — 0.3%
Calix, Inc.(a)	190,260	8,430,421
Casa Systems, Inc.(a)	103,122	895,099
Ciena Corp.(a)	38,984	2,061,084
Extreme Networks, Inc.(a)	62,725	717,574
TESSCO Technologies, Inc.(a)	77,324	575,290

		12,679,468

Construction & Engineering — 2.2%
Ameresco, Inc., Class A(a)	89,870	4,831,411
EMCOR Group, Inc.	231,844	29,237,847
Fluor Corp.(a)	114,392	2,116,252
MasTec, Inc.(a)(b)	201,612	23,453,524
Matrix Service Co.(a)	50,835	554,101
MYR Group, Inc.(a)	86,239	7,506,243
Primoris Services Corp.	344,943	10,965,738
Tutor Perini Corp.(a)	151,703	2,348,362
WillScot Mobile Mini Holdings Corp.(a)(b)	441,114	12,792,306

		93,805,784

Security	Shares	Value

Construction Materials — 0.5%
Forterra, Inc.(a)	59,662	$1,394,897
Summit Materials, Inc., Class A(a)	268,844	9,361,148
U.S. Concrete, Inc.(a)	168,015	9,575,175

		20,331,220

Consumer Finance — 0.8%
Encore Capital Group, Inc.(a)	104,644	4,843,971
FirstCash, Inc.	48,528	3,868,652
LendingClub Corp.(a)	91,636	1,400,198
PRA Group, Inc.(a)	61,300	2,386,409
PROG Holdings, Inc.	319,742	16,856,798
Regional Management Corp.	63,050	2,946,957

		32,302,985

Containers & Packaging — 0.0%
Ranpak Holdings Corp.(a)	42,697	942,750

Diversified Consumer Services — 0.2%
Perdoceo Education Corp.(a)	164,454	2,004,694
Strategic Education, Inc.	100,408	7,112,903

		9,117,597

Diversified Financial Services — 0.3%
Cannae Holdings, Inc.(a)	302,910	10,859,324

Diversified Telecommunication Services — 0.3%
ATN International, Inc.	2,906	137,367
Liberty Latin America Ltd., Class C(a)	310,363	4,463,020
Ooma, Inc.(a)	56,956	1,105,516
Radius Global Infrastructure, Inc., Class A(a)(b)	308,480	4,935,680

		10,641,583

Electric Utilities — 0.2%
PNM Resources, Inc.	82,074	4,031,475
Portland General Electric Co.	128,906	6,179,754

		10,211,229

Electrical Equipment — 1.1%
Bloom Energy Corp., Class A(a)	157,643	3,810,231
EnerSys	8,164	769,375
Generac Holdings, Inc.(a)(b)	38,066	12,513,056
LSI Industries, Inc.	73,401	682,629
Plug Power, Inc.(a)(b)	453,506	13,922,634
Sunrun, Inc.(a)(b)	283,612	12,683,129
TPI Composites, Inc.(a)	87,525	4,227,458

		48,608,512

Electronic Equipment, Instruments & Components — 2.4%
Benchmark Electronics, Inc.	119,697	3,704,622
ePlus, Inc.(a)	104,945	9,924,649
FARO Technologies, Inc.(a)	130,581	9,878,453
II-VI, Inc.(a)	14,820	998,423
Insight Enterprises, Inc.(a)(b)	120,669	12,607,497
Itron, Inc.(a)	45,593	4,347,292
Knowles Corp.(a)	686,469	14,100,073
Methode Electronics, Inc.	166,020	8,032,048
Novanta, Inc.(a)	6,501	903,444
OSI Systems, Inc.(a)	199,936	19,265,833
PAR Technology Corp.(a)(b)	81,028	5,425,635
PC Connection, Inc.	184,930	9,022,735
ScanSource, Inc.(a)	141,789	4,328,818

		102,539,522

Energy Equipment & Services — 0.9%
Archrock, Inc.	564,003	5,188,828
Cactus, Inc., Class A	156,112	5,470,164
ChampionX Corp.(a)	467,435	12,387,027

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Dril-Quip, Inc., Class A(a)	22,441	$752,447
Helix Energy Solutions Group, Inc.(a)	187,695	981,645
Liberty Oilfield Services, Inc., Class A(a)	140,431	2,100,848
Natural Gas Services Group, Inc.(a)	4,900	50,617
Oceaneering International, Inc.(a)	423,961	6,049,923
Oil States International, Inc.(a)	114,907	738,852
Patterson-UTI Energy, Inc.	224,015	1,875,006
Solaris Oilfield Infrastructure, Inc., Class A	141,390	1,412,486

		37,007,843

Entertainment — 0.9%
AMC Entertainment Holdings, Inc., Class A(a)(b)	448,021	11,702,308
Cinemark Holdings, Inc.(a)	851,738	19,300,383
Eros STX Global Corp.(a)	2,140,859	2,569,031
Gaia, Inc.(a)	37,818	439,067
IMAX Corp.(a)	82,606	1,785,116
Marcus Corp.(a)	106,617	2,250,685

		38,046,590

Equity Real Estate Investment Trusts (REITs) — 3.2%
Acadia Realty Trust	657,850	14,275,345
Alexander & Baldwin, Inc.	152,180	2,923,378
Apartment Investment and Management Co., Class A	1,279,988	9,023,915
Armada Hoffler Properties, Inc.	181,350	2,406,514
Braemar Hotels & Resorts, Inc.(a)	887,628	5,458,912
Broadstone Net Lease, Inc.	97,742	2,134,685
CareTrust REIT, Inc.	62,797	1,461,914
City Office REIT, Inc.	344,605	3,983,634
Colony Capital, Inc.(a)	1,089,678	7,486,088
CorePoint Lodging, Inc.(a)	425,197	4,460,317
DiamondRock Hospitality Co.(a)	345,470	3,344,150
Easterly Government Properties, Inc.	31,207	646,921
Essential Properties Realty Trust, Inc.	50,903	1,303,117
First Industrial Realty Trust, Inc.	160,197	8,112,376
Four Corners Property Trust, Inc.	357,497	9,924,117
Gladstone Land Corp.	29,993	693,738
Global Net Lease, Inc.	163,078	3,186,544
Macerich Co.	515,997	8,209,512
National Storage Affiliates Trust	235,617	10,861,944
NexPoint Residential Trust, Inc.	100,202	5,194,472
Plymouth Industrial REIT, Inc.	128,365	2,456,906
QTS Realty Trust, Inc., Class A	129,001	8,176,083
Retail Properties of America, Inc., Class A	129,027	1,554,775
Retail Value, Inc.	240,510	4,223,356
RPT Realty	82,590	1,053,023
Ryman Hospitality Properties, Inc.(a)	41,323	3,095,506
Seritage Growth Properties, Class A(a)	92,313	1,558,243
SITE Centers Corp.	377,671	5,653,735
Terreno Realty Corp.	74,925	4,766,728
Washington Real Estate Investment Trust	30,277	716,051

		138,345,999

Food & Staples Retailing — 1.0%
Andersons, Inc.	59,645	1,853,767
BJ’s Wholesale Club Holdings, Inc.(a)	95,666	4,284,880
Chefs’ Warehouse, Inc.(a)(b)	95,291	2,931,151
Performance Food Group Co.(a)	437,637	21,938,743
PriceSmart, Inc.	58,892	5,200,164
Rite Aid Corp.(a)(b)	119,823	2,189,166
SpartanNash Co.	45,403	952,101
Weis Markets, Inc.	64,481	3,280,793

		42,630,765

Security	Shares	Value

Food Products — 1.3%
Darling Ingredients, Inc.(a)	141,662	$9,698,180
Freshpet, Inc.(a)(b)	92,667	16,385,379
Hostess Brands, Inc.(a)	597,091	9,362,387
John B. Sanfilippo & Son, Inc.	24,239	2,261,741
Sanderson Farms, Inc.	15,242	2,480,635
Seneca Foods Corp., Class A(a)	75,494	3,490,843
Simply Good Foods Co(a)	40,103	1,384,757
Vital Farms, Inc.(a)	416,790	8,873,459

		53,937,381

Gas Utilities — 1.3%
New Jersey Resources Corp.	249,740	10,668,893
Southwest Gas Holdings, Inc.	706,972	46,667,222

		57,336,115

Health Care Equipment & Supplies — 3.6%
Accuray, Inc.(a)	385,489	1,642,183
Alphatec Holdings, Inc.(a)	68,596	994,642
AtriCure, Inc.(a)	50,754	3,792,846
Atrion Corp.	5,349	3,321,729
Axonics, Inc.(a)	11,202	646,243
Cantel Medical Corp.(a)	103,199	8,393,175
Cardiovascular Systems, Inc.(a)	135,004	5,290,807
Cerus Corp.(a)(b)	191,832	1,110,707
CONMED Corp.	38,835	5,347,191
CryoLife, Inc.(a)	170,018	4,898,219
CryoPort, Inc.(a)(b)	19,020	1,063,598
Globus Medical, Inc., Class A(a)	72,164	5,200,138
Heska Corp.(a)	73,528	14,569,573
Inogen, Inc.(a)	30,940	1,912,401
Integer Holdings Corp.(a)	62,731	5,675,274
Intersect ENT, Inc.(a)	84,641	1,493,914
LeMaitre Vascular, Inc.	105,711	5,413,460
LivaNova PLC(a)	80,553	6,729,398
Meridian Bioscience, Inc.(a)	46,865	972,917
Mesa Laboratories, Inc.	24,407	6,005,586
Natus Medical, Inc.(a)	194,935	5,224,258
Neogen Corp.(a)	51,798	4,781,473
Nevro Corp.(a)	176,004	26,523,803
Novocure Ltd.(a)	5,215	1,063,860
NuVasive, Inc.(a)	35,692	2,434,194
OraSure Technologies, Inc.(a)	744,488	7,154,530
Orthofix Medical, Inc.(a)	3,855	156,899
SeaSpine Holdings Corp.(a)	31,050	632,799
Shockwave Medical, Inc.(a)	23,912	4,301,769
SI-BONE, Inc.(a)	3,227	97,359
Silk Road Medical, Inc.(a)	77,227	3,751,688
STAAR Surgical Co.(a)	31,063	4,536,130
Tactile Systems Technology, Inc.(a)	133,666	7,187,221
Varex Imaging Corp.(a)	62,205	1,560,723

		153,880,707

Health Care Providers & Services — 1.9%
1Life Healthcare, Inc.(a)	192,075	7,106,775
AMN Healthcare Services, Inc.(a)	85,643	7,596,534
Apria, Inc.(a)	24,869	757,261
CorVel Corp.(a)	24,268	3,023,793
Covetrus, Inc.(a)	49,135	1,363,005
Hanger, Inc.(a)	40,907	1,056,628
Innovage Holding Corp.(a)	91,008	1,947,571
LHC Group, Inc.(a)	36,608	7,206,285
Magellan Health, Inc.(a)	29,868	2,813,267
Option Care Health, Inc.(a)	70,735	1,297,280
Owens & Minor, Inc.	98,645	4,410,418

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Patterson Cos., Inc.	389,744	$12,682,270
PetIQ, Inc.(a)	86,771	3,566,288
Privia Health Group, Inc.(a)(b)	109,746	3,591,987
R1 RCM, Inc.(a)	58,582	1,356,173
Select Medical Holdings Corp.	186,745	7,482,872
Tenet Healthcare Corp.(a)	97,159	6,500,909
Triple-S Management Corp., Class B(a)	30,484	771,245
U.S. Physical Therapy, Inc.	54,996	6,399,334
Viemed Healthcare, Inc.(a)	109,897	858,295

		81,788,190

Health Care Technology — 1.6%
Allscripts Healthcare Solutions, Inc.(a)(b)	799,250	13,898,958
Castlight Health, Inc., Class B(a)	47,000	85,540
Evolent Health, Inc., Class A(a)(b)	79,533	1,545,326
Health Catalyst, Inc.(a)(b)	48,666	2,612,878
Inovalon Holdings, Inc., Class A(a)	388,872	12,195,026
Inspire Medical Systems, Inc.(a)	20,562	3,995,197
NextGen Healthcare, Inc.(a)	32,689	536,753
Omnicell, Inc.(a)	101,328	14,084,592
Phreesia, Inc.(a)	193,548	9,580,626
Tabula Rasa HealthCare, Inc.(a)	27,053	1,168,960
Teladoc Health, Inc.(a)	17,126	2,578,833
Vocera Communications, Inc.(a)	207,778	7,006,274

		69,288,963

Hotels, Restaurants & Leisure — 4.3%
Accel Entertainment, Inc.(a)(b)	233,223	3,059,886
Caesars Entertainment, Inc.(a)(b)	214,889	23,089,823
Cheesecake Factory, Inc.(a)	228,657	13,449,605
Churchill Downs, Inc.	51,080	10,191,992
Chuy’s Holdings, Inc.(a)	34,295	1,421,528
Cracker Barrel Old Country Store, Inc.	39,236	6,188,302
Dave & Buster’s Entertainment, Inc.(a)	78,703	3,327,563
Dine Brands Global, Inc.(a)	103,610	9,837,769
Hilton Grand Vacations, Inc.(a)	74,594	3,411,184
International Game Technology PLC(a)	1,329,735	32,259,371
Jack in the Box, Inc.	41,028	4,660,781
Marriott Vacations Worldwide Corp.(a)	46,563	8,022,339
Penn National Gaming, Inc.(a)	236,064	19,350,166
PlayAGS, Inc.(a)	112,983	1,150,167
Scientific Games Corp.(a)	25,848	1,875,014
SeaWorld Entertainment, Inc.(a)	293,876	15,995,671
Shake Shack, Inc., Class A(a)	107,678	10,119,578
Texas Roadhouse, Inc.	26,645	2,683,418
Wingstop, Inc.	96,945	13,832,112

		183,926,269

Household Durables — 2.2%
Ethan Allen Interiors, Inc.	78,202	2,257,692
GoPro, Inc., Class A(a)	79,259	889,286
Green Brick Partners, Inc.(a)	195,076	4,553,074
Hooker Furniture Corp.	38,792	1,390,693
iRobot Corp.(a)(b)	132,705	12,965,278
KB Home	173,125	8,103,981
LGI Homes, Inc.(a)(b)	38,099	6,888,680
Lovesac Co.(a)	10,585	878,767
M/I Homes, Inc.(a)	19,723	1,390,866
MDC Holdings, Inc.	761,712	44,141,210
Meritage Homes Corp.(a)	43,722	4,707,548
Sonos, Inc.(a)	119,560	4,423,720

		92,590,795

Household Products — 0.3%
Central Garden & Pet Co., Class A(a)	274,867	13,867,040

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.5%
Brookfield Renewable Corp., Class A	224,308	$9,582,438
Clearway Energy, Inc., Class A	185,597	4,664,053
Ormat Technologies, Inc.	29,168	2,014,050
Sunnova Energy International, Inc.(a)(b)	244,201	7,130,669

		23,391,210

Insurance — 0.8%
Argo Group International Holdings Ltd.	16,109	864,087
Donegal Group, Inc., Class A	91,016	1,391,635
eHealth, Inc.(a)	57,016	3,720,294
Enstar Group Ltd.(a)	3,320	842,915
Genworth Financial, Inc., Class A(a)	743,011	3,120,646
Heritage Insurance Holdings, Inc.	207,168	1,725,709
Kinsale Capital Group, Inc.	14,387	2,394,860
Protective Insurance Corp., Class B	22,275	519,008
RLI Corp.	35,922	3,789,053
Selectquote, Inc.(a)	82,640	1,679,245
Trupanion, Inc.(a)	163,514	14,744,057
Universal Insurance Holdings, Inc.	29,194	411,635

		35,203,144

Interactive Media & Services — 0.1%
Bumble, Inc., Class A(a)	36,473	1,740,492
Cars.com, Inc.(a)	39,745	580,674
EverQuote, Inc., Class A(a)	25,901	816,659
TrueCar, Inc.(a)	158,931	939,282

		4,077,107

Internet & Direct Marketing Retail — 0.9%
1-800-Flowers.com, Inc., Class A(a)	303,107	9,235,670
Lands’ End, Inc.(a)	68,427	1,752,415
Overstock.com, Inc.(a)(b)	132,506	11,319,988
RealReal, Inc.(a)	110,827	1,936,148
Stamps.com, Inc.(a)	41,208	7,733,917
Stitch Fix, Inc., Class A(a)	90,523	4,839,360

		36,817,498

IT Services — 1.3%
BM Technologies, Inc.(a)	2,644	31,887
Cardtronics PLC, Class A(a)	39,587	1,541,122
Conduent, Inc.(a)	1,468,816	11,133,625
CSG Systems International, Inc.	124,354	5,476,550
Grid Dynamics Holdings, Inc.(a)	88,783	1,364,595
Hackett Group, Inc.	153,271	2,729,756
International Money Express, Inc.(a)	78,670	1,201,291
Limelight Networks, Inc.(a)	327,420	1,015,002
LiveRamp Holdings, Inc.(a)	80,175	4,027,992
Maximus, Inc.	219,703	20,359,877
Paymentus Holdings, Inc., Class A(a)	140,056	4,271,708
Verra Mobility Corp.(a)(b)	113,936	1,623,588

		54,776,993

Leisure Products — 0.2%
Malibu Boats, Inc., Class A(a)(b)	71,361	5,596,130
YETI Holdings, Inc.(a)(b)	16,196	1,418,769

		7,014,899

Life Sciences Tools & Services — 1.6%
Codexis, Inc.(a)(b)	304,486	6,241,963
Luminex Corp.	157,348	5,804,568
Medpace Holdings, Inc.(a)	88,752	14,826,909
NanoString Technologies, Inc.(a)	167,863	9,314,718
NeoGenomics, Inc.(a)(b)	365,731	15,005,943
Pacific Biosciences of California, Inc.(a)	235,282	6,364,378
Personalis, Inc.(a)	252,836	5,686,282
Quanterix Corp.(a)	40,410	2,080,711

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Repligen Corp.(a)	17,499	$3,195,492
Seer, Inc.(a)(b)	16,943	501,174

		69,022,138

Machinery — 2.6%
Altra Industrial Motion Corp.	260,131	17,088,005
Chart Industries, Inc.(a)	46,794	6,829,116
CIRCOR International, Inc.(a)(b)	19,570	736,419
ESCO Technologies, Inc.	132,266	12,517,654
Evoqua Water Technologies Corp.(a)	100,324	3,122,083
Franklin Electric Co., Inc.	276,449	23,191,307
Gates Industrial Corp. PLC(a)	73,122	1,327,896
Hillenbrand, Inc.	41,477	1,891,351
Hyster-Yale Materials Handling, Inc.	22,163	1,675,301
John Bean Technologies Corp.	75,225	10,834,657
Kennametal, Inc.	118,232	4,434,882
Manitowoc Co., Inc.(a)	372,550	9,619,241
Meritor, Inc.(a)	41,112	1,068,912
Proto Labs, Inc.(a)(b)	33,371	2,983,034
Wabash National Corp.	122,802	1,958,692
Welbilt, Inc.(a)	405,016	10,007,945

		109,286,495

Media — 0.9%
Cardlytics, Inc.(a)	75,619	8,057,204
comScore, Inc.(a)	151,550	606,200
Entravision Communications Corp., Class A	337,759	1,577,334
EW Scripps Co, Class A	70,665	1,498,805
iHeartMedia, Inc., Class A(a)	581,127	13,487,958
Magnite, Inc.(a)	90,954	2,701,334
Meredith Corp.(a)	96,425	3,247,594
Scholastic Corp.	27,455	924,684
Sinclair Broadcast Group, Inc., Class A	80,275	2,704,465
TEGNA, Inc.	238,480	4,624,127

		39,429,705

Metals & Mining — 2.2%
Caledonia Mining Corp. PLC	1,611	23,714
Cleveland-Cliffs, Inc.(b)	805,697	16,210,624
Commercial Metals Co.	432,576	13,613,167
Materion Corp.	87,679	6,913,489
Novagold Resources, Inc.(a)(b)	589,150	6,044,679
Olympic Steel, Inc.	37,790	1,350,993
Ryerson Holding Corp.(a)	123,041	2,037,559
Schnitzer Steel Industries, Inc., Class A	351,375	19,142,910
United States Steel Corp.	604,494	15,674,529
Worthington Industries, Inc.	205,128	13,614,345

		94,626,009

Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Arbor Realty Trust, Inc.	625,203	11,403,703
Blackstone Mortgage Trust, Inc., Class A	79,288	2,539,595
Ellington Financial, Inc.	624,213	11,785,142
Granite Point Mortgage Trust, Inc.	108,098	1,554,449
Great Ajax Corp.	58,793	740,792
KKR Real Estate Finance Trust, Inc.	54,251	1,159,886
Ladder Capital Corp.	104,639	1,224,276
Two Harbors Investment Corp.	172,974	1,243,683

		31,651,526

Multiline Retail — 0.3%
Big Lots, Inc.	93,004	5,667,664
Dillard’s, Inc., Class A	44,967	5,931,597
Franchise Group, Inc.	81,510	3,010,979

		14,610,240

Security	Shares	Value

Multi-Utilities — 0.1%
NorthWestern Corp.	84,472	$5,351,301

Oil, Gas & Consumable Fuels — 2.2%
Antero Resources Corp.(a)	275,031	3,550,650
Ardmore Shipping Corp.(a)	47,834	214,775
Brigham Minerals, Inc., Class A	692,644	12,564,562
Clean Energy Fuels Corp.(a)	35,032	277,453
CNX Resources Corp.(a)(b)	175,734	2,393,497
CVR Energy, Inc.	401,042	8,321,622
Delek U.S. Holdings, Inc.	562,352	12,534,826
Evolution Petroleum Corp.	294,742	1,087,598
Green Plains, Inc.(a)	102,505	3,268,884
Laredo Petroleum, Inc.(a)	59,464	3,339,498
Magnolia Oil & Gas Corp., Class A(a)(b)	540,864	6,987,963
Matador Resources Co.	91,022	2,788,914
Nordic American Tankers Ltd.	370,840	1,290,523
Ovintiv, Inc.	65,165	1,735,344
Par Pacific Holdings, Inc.(a)	373,428	5,198,118
PBF Energy, Inc., Class A(a)	620,854	10,020,584
PDC Energy, Inc.(a)(b)	108,681	4,588,512
REX American Resources Corp.(a)	4,297	412,641
Scorpio Tankers, Inc.	364,173	8,150,192
SM Energy Co.	27,944	556,086
Talos Energy, Inc.(a)(b)	189,908	2,692,895
W&T Offshore, Inc.(a)	195,256	730,257
World Fuel Services Corp.	55,677	1,710,954

		94,416,348

Paper & Forest Products — 0.9%
Boise Cascade Co.	94,724	6,250,837
Domtar Corp.(a)	50,974	2,764,320
Louisiana-Pacific Corp.	417,651	28,070,324
Neenah, Inc.	18,334	970,418

		38,055,899

Personal Products — 0.0%
USANA Health Sciences, Inc.(a)	18,749	1,982,519

Pharmaceuticals — 0.6%
Amphastar Pharmaceuticals, Inc.(a)	242,354	4,585,338
Arvinas, Inc.(a)	35,710	2,597,545
Athira Pharma, Inc.(a)	28,008	558,480
BioDelivery Sciences International, Inc.(a)	190,382	672,048
Collegium Pharmaceutical, Inc.(a)(b)	18,972	453,241
Endo International PLC(a)	340,825	2,000,643
Harmony Biosciences Holdings, Inc.(a)	22,044	704,526
KemPharm, Inc.(a)	47,744	488,899
NGM Biopharmaceuticals, Inc.(a)	71,952	1,083,597
Phibro Animal Health Corp., Class A	10,975	309,385
Prestige Consumer Healthcare, Inc.(a)(b)	95,457	4,760,441
Provention Bio, Inc.(a)	37,220	283,244
Relmada Therapeutics, Inc.(a)	26,749	925,248
Supernus Pharmaceuticals, Inc.(a)	31,804	949,349
Theravance Biopharma, Inc.(a)(b)	84,992	1,468,662
Zogenix, Inc.(a)	188,445	3,307,210

		25,147,856

Professional Services — 1.7%
ASGN, Inc.(a)	140,747	14,509,608
Forrester Research, Inc.(a)	50,993	2,188,110
Franklin Covey Co.(a)	109,651	3,399,181
Heidrick & Struggles International, Inc.	19,922	857,443
Insperity, Inc.	116,212	10,713,584
KBR, Inc.	147,072	5,991,713
Kelly Services, Inc., Class A(a)	144,037	3,697,430

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Kforce, Inc.	143,244	$8,982,831
ManTech International Corp., Class A	32,259	2,806,856
TriNet Group, Inc.(a)	233,694	17,606,506

		70,753,262

Real Estate Management & Development — 1.8%
Cushman & Wakefield PLC(a)	119,416	2,270,098
FRP Holdings, Inc.(a)	34,501	1,977,942
Kennedy-Wilson Holdings, Inc.	418,687	8,306,750
Marcus & Millichap, Inc.(a)	570,823	22,433,344
Newmark Group, Inc., Class A	1,076,615	13,888,334
RE/MAX Holdings, Inc., Class A	177,526	6,215,185
Realogy Holdings Corp.(a)	818,647	14,498,239
Redfin Corp.(a)(b)	49,258	2,907,700
RMR Group, Inc., Class A	73,760	2,885,491

		75,383,083

Road & Rail — 0.8%
Covenant Logistics Group, Inc.(a)	150,429	3,386,157
Marten Transport Ltd.	143,254	2,443,913
Universal Logistics Holdings, Inc.	64,379	1,609,475
Werner Enterprises, Inc.	545,534	26,180,177

		33,619,722

Semiconductors & Semiconductor Equipment — 3.7%
Brooks Automation, Inc.	111,423	11,375,174
Cirrus Logic, Inc.(a)	158,548	12,377,842
CMC Materials, Inc.	30,658	4,731,449
Ichor Holdings Ltd.(a)	269,165	15,143,223
Lattice Semiconductor Corp.(a)(b)	373,790	19,837,035
Maxeon Solar Technologies Ltd.(a)	37,964	592,998
MaxLinear, Inc.(a)	33,624	1,278,384
Onto Innovation, Inc.(a)	14,870	1,067,220
Power Integrations, Inc.	298,661	24,546,948
Rambus, Inc.(a)	34,909	682,820
Silicon Laboratories, Inc.(a)	320,987	43,833,985
SunPower Corp.(a)	49,704	1,162,577
Synaptics, Inc.(a)	116,888	14,766,461
Ultra Clean Holdings, Inc.(a)	92,715	5,222,636

		156,618,752

Software — 5.6%
8x8, Inc.(a)	263,743	6,211,148
A10 Networks, Inc.(a)	72,706	707,429
ACI Worldwide, Inc.(a)	412,403	15,778,539
Alarm.com Holdings, Inc.(a)	47,359	3,877,755
Alkami Technology, Inc.(a)(b)	18,131	603,218
Altair Engineering, Inc., Class A(a)	63,602	4,284,867
Appian Corp.(a)	70,067	6,339,662
Avaya Holdings Corp.(a)	77,639	2,226,687
Benefitfocus, Inc.(a)	85,974	1,271,555
Blackline, Inc.(a)	31,099	3,233,363
Bottomline Technologies DE, Inc.(a)	115,240	4,307,671
Box, Inc., Class A(a)	752,024	17,529,679
Cerence, Inc.(a)	48,280	4,592,876
Cloudera, Inc.(a)	332,774	4,279,474
CommVault Systems, Inc.(a)	167,918	12,790,314
Cornerstone OnDemand, Inc.(a)	42,036	1,848,323
Domo, Inc., Class B(a)	32,866	2,185,589
Envestnet, Inc.(a)	82,199	5,915,862
Five9, Inc.(a)	11,972	2,120,241
J2 Global, Inc.(a)(b)	15,456	1,924,736
LivePerson, Inc.(a)(b)	108,145	5,942,568
Mimecast Ltd.(a)	103,862	5,192,061
Model N, Inc.(a)	48,114	1,716,226

Security	Shares	Value

Software (continued)
Olo, Inc., Class A(a)	57,243	$1,937,676
ON24, Inc.(a)	36,883	1,186,895
Paylocity Holding Corp.(a)	18,354	3,117,060
Ping Identity Holding Corp.(a)	61,860	1,491,445
Procore Technologies, Inc.(a)	30,642	2,648,082
Progress Software Corp.	242,755	10,819,590
PROS Holdings, Inc.(a)(b)	187,075	8,300,518
Q2 Holdings, Inc.(a)(b)	31,550	2,995,042
QAD, Inc., Class A	63,840	4,562,006
Rapid7, Inc.(a)(b)	134,352	11,238,545
RingCentral, Inc., Class A(a)	15,724	4,127,078
Sailpoint Technologies Holdings, Inc.(a)(b)	149,148	6,939,856
Sprout Social, Inc., Class A(a)	187,977	13,049,363
SPS Commerce, Inc.(a)	50,994	4,786,297
Sumo Logic, Inc.(a)	18,337	344,736
SVMK, Inc.(a)	29,383	571,499
Tenable Holdings, Inc.(a)	225,589	9,429,620
Varonis Systems, Inc.(a)	471,715	22,783,834
Verint Systems, Inc.(a)	105,188	4,850,219
Yext, Inc.(a)	452,541	6,548,268
Zuora, Inc., Class A(a)	81,565	1,261,811

		237,869,283

Specialty Retail — 4.1%
Aaron’s Co., Inc.	80,039	2,879,003
American Eagle Outfitters, Inc.	769,319	27,256,972
America’s Car-Mart, Inc.(a)	14,989	2,464,042
Asbury Automotive Group, Inc.(a)	33,646	6,671,665
At Home Group, Inc.(a)	79,703	2,992,051
Bed Bath & Beyond, Inc.(a)	159,370	4,460,766
Buckle, Inc.	63,203	2,662,110
Camping World Holdings, Inc., Class A	159,075	7,061,339
Conn’s, Inc.(a)	71,531	1,658,804
Designer Brands, Inc., Class A(a)	196,062	3,429,124
GameStop Corp., Class A(a)(b)	53,327	11,838,594
Group 1 Automotive, Inc.	54,113	8,629,941
Guess?, Inc.	17,993	528,455
Haverty Furniture Cos., Inc.	23,868	1,096,496
Hibbett Sports, Inc.(a)	25,952	2,199,692
Lithia Motors, Inc., Class A	94,407	33,230,320
MarineMax, Inc.(a)(b)	234,403	12,055,346
National Vision Holdings, Inc.(a)	21,481	1,066,961
Rent-A-Center, Inc.	208,688	12,899,005
Shoe Carnival, Inc.	46,178	3,117,477
Signet Jewelers Ltd.(a)	138,218	8,373,247
Sleep Number Corp.(a)	29,960	3,340,240
Sonic Automotive, Inc., Class A	31,835	1,535,402
Tilly’s, Inc., Class A(a)	127,733	1,744,833
Urban Outfitters, Inc.(a)	276,883	10,842,738
Zumiez, Inc.(a)	60,072	2,632,355

		176,666,978

Technology Hardware, Storage & Peripherals — 0.1%
3D Systems Corp.(a)	34,523	1,015,321
Super Micro Computer, Inc.(a)	19,305	670,656
Turtle Beach Corp.(a)	24,697	817,471

		2,503,448

Textiles, Apparel & Luxury Goods — 1.6%
Crocs, Inc.(a)	244,765	24,780,009
Culp, Inc.	48,129	785,465
Deckers Outdoor Corp.(a)	62,311	20,901,602
Fossil Group, Inc.(a)(b)	108,726	1,535,211
G-III Apparel Group Ltd.(a)	145,806	4,817,430

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Kontoor Brands, Inc.	31,682	$2,028,282
Oxford Industries, Inc.	91,680	8,778,360
Steven Madden Ltd.	115,998	4,802,317
Unifi, Inc.(a)	9,600	264,288
Vera Bradley, Inc.(a)	105,528	1,211,461

		69,904,425

Thrifts & Mortgage Finance — 2.7%
Essent Group Ltd.	399,865	19,129,542
Federal Agricultural Mortgage Corp., Class C	94,150	9,552,459
Flagstar Bancorp, Inc.	77,857	3,565,851
Merchants Bancorp	113,222	4,862,885
Mr Cooper Group, Inc.(a)	192,501	6,658,609
NMI Holdings, Inc., Class A(a)	139,238	3,368,167
Northwest Bancshares, Inc.	132,939	1,882,416
PennyMac Financial Services, Inc.	66,217	4,145,846
Premier Financial Corp.	121,778	3,714,229
Provident Bancorp, Inc.	49,769	840,101
Provident Financial Services, Inc.	38,343	968,544
Radian Group, Inc.	399,345	9,324,706
Riverview Bancorp, Inc.	251,464	1,727,558
Southern Missouri Bancorp, Inc.	20,688	914,410
TFS Financial Corp.	725,073	16,067,618
Walker & Dunlop, Inc.	123,438	12,533,894
Washington Federal, Inc.	386,252	12,877,642
WSFS Financial Corp.	19,607	1,043,288

		113,177,765

Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	160,729	15,745,013
GMS, Inc.(a)	17,884	818,908
H&E Equipment Services, Inc.	98,976	3,701,702
Herc Holdings, Inc.(a)	116,535	13,403,856
MRC Global, Inc.(a)	66,455	713,727
SiteOne Landscape Supply, Inc.(a)(b)	229,899	39,551,824
Triton International Ltd.	215,191	11,674,112
Veritiv Corp.(a)	21,104	1,296,208
WESCO International, Inc.(a)(b)	10,481	1,116,960

		88,022,310

Wireless Telecommunication Services — 0.0%
Spok Holdings, Inc.	6,677	77,921

Total Common Stocks — 98.8% (Cost: $3,398,176,245)		4,215,806,396

Preferred Securities

Preferred Stocks — 0.0%

Trading Companies & Distributors — 0.0%
WESCO International, Inc., Series A, 10.63%(c)(d)	14,500	455,880

Total Preferred Securities — 0.0% (Cost: $384,250)		455,880

Security	Shares	Value

Rights

Biotechnology — 0.0%
Alder Biopharmaceuticals, Inc., CVR(a)(e)	38,614	$33,981

Household Durables — 0.0%
ZAGG, Inc., CVR(a)(b)	122,846	11,056

Total Rights — 0.0% (Cost: $ —)		45,037

Total Long-Term Investments — 98.8% (Cost: $3,398,560,495)		4,216,307,313

Short-Term Securities(f)(g)

Money Market Funds — 5.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	51,282,606	51,282,606
SL Liquidity Series, LLC, Money Market Series, 0.12%(h)	170,580,430	170,631,604

Total Short-Term Securities — 5.2% (Cost: $221,888,281)		221,914,210

Total Investments — 104.0% (Cost: $3,620,448,776)		4,438,221,523

Liabilities in Excess of Other Assets — (4.0)%		(171,780,673)

Net Assets — 100.0%		$4,266,440,850

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Perpetual security with no stated maturity date.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$43,962,860	$7,319,746(a	)	$ —	$—	$—	$51,282,606	51,282,606	$29,650		$—
SL Liquidity Series, LLC, Money Market Series	62,801,371	107,888,768(a	)	—	(19,866)	(38,669)	170,631,604	170,580,430	1,226,298	(b)	—

					$(19,866)	$(38,669)	$221,914,210		$1,255,948		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	412	06/18/21	$46,733	$1,147,910

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$1,147,910	$—	$—	$—	$1,147,910

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$43,253,997	$—	$—	$—	$43,253,997

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(709,790)	$—	$—	$—	$(709,790)

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$72,824,834

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$19,968,634	$—	$ —	$19,968,634
Air Freight & Logistics	36,070,131	—	—	36,070,131
Airlines	30,296,032	—	—	30,296,032
Auto Components	56,931,861	—	—	56,931,861
Automobiles	7,148,604	—	—	7,148,604
Banks	316,283,691	—	—	316,283,691
Biotechnology	318,711,846	—	—	318,711,846
Building Products	77,205,408	—	—	77,205,408
Capital Markets	138,188,694	—	—	138,188,694
Chemicals	91,890,888	—	—	91,890,888
Commercial Services & Supplies	98,966,140	—	—	98,966,140
Communications Equipment	12,679,468	—	—	12,679,468
Construction & Engineering	93,805,784	—	—	93,805,784
Construction Materials	20,331,220	—	—	20,331,220
Consumer Finance	32,302,985	—	—	32,302,985
Containers & Packaging	942,750	—	—	942,750
Diversified Consumer Services	9,117,597	—	—	9,117,597
Diversified Financial Services	10,859,324	—	—	10,859,324
Diversified Telecommunication Services	10,641,583	—	—	10,641,583
Electric Utilities	10,211,229	—	—	10,211,229
Electrical Equipment	48,608,512	—	—	48,608,512
Electronic Equipment, Instruments & Components	102,539,522	—	—	102,539,522
Energy Equipment & Services	37,007,843	—	—	37,007,843
Entertainment	38,046,590	—	—	38,046,590
Equity Real Estate Investment Trusts (REITs)	138,345,999	—	—	138,345,999
Food & Staples Retailing	42,630,765	—	—	42,630,765
Food Products	53,937,381	—	—	53,937,381
Gas Utilities	57,336,115	—	—	57,336,115
Health Care Equipment & Supplies	153,880,707	—	—	153,880,707
Health Care Providers & Services	81,788,190	—	—	81,788,190
Health Care Technology	69,288,963	—	—	69,288,963
Hotels, Restaurants & Leisure	183,926,269	—	—	183,926,269
Household Durables	92,590,795	—	—	92,590,795
Household Products	13,867,040	—	—	13,867,040
Independent Power and Renewable Electricity Producers	23,391,210	—	—	23,391,210
Insurance	35,203,144	—	—	35,203,144
Interactive Media & Services	4,077,107	—	—	4,077,107
Internet & Direct Marketing Retail	36,817,498	—	—	36,817,498
IT Services	54,745,106	31,887	—	54,776,993
Leisure Products	7,014,899	—	—	7,014,899
Life Sciences Tools & Services	69,022,138	—	—	69,022,138
Machinery	109,286,495	—	—	109,286,495
Media	39,429,705	—	—	39,429,705
Metals & Mining	94,626,009	—	—	94,626,009
Mortgage Real Estate Investment Trusts (REITs)	31,651,526	—	—	31,651,526
Multiline Retail	14,610,240	—	—	14,610,240
Multi-Utilities	5,351,301	—	—	5,351,301

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2021	BlackRock Advantage Small Cap Core Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Oil, Gas & Consumable Fuels	$94,416,348	$—	$—	$94,416,348
Paper & Forest Products	38,055,899	—	—	38,055,899
Personal Products	1,982,519	—	—	1,982,519
Pharmaceuticals	25,147,856	—	—	25,147,856
Professional Services	70,753,262	—	—	70,753,262
Real Estate Management & Development	75,383,083	—	—	75,383,083
Road & Rail	33,619,722	—	—	33,619,722
Semiconductors & Semiconductor Equipment	156,618,752	—	—	156,618,752
Software	237,869,283	—	—	237,869,283
Specialty Retail	176,666,978	—	—	176,666,978
Technology Hardware, Storage & Peripherals	2,503,448	—	—	2,503,448
Textiles, Apparel & Luxury Goods	69,904,425	—	—	69,904,425
Thrifts & Mortgage Finance	113,177,765	—	—	113,177,765
Trading Companies & Distributors	88,022,310	—	—	88,022,310
Wireless Telecommunication Services	77,921	—	—	77,921
Preferred Securities	455,880	—	—	455,880
Rights	—	11,056	33,981	45,037
Short-Term Securities
Money Market Funds	51,282,606	—	—	51,282,606

	$4,267,512,995	$42,943	$33,981	4,267,589,919

Investments valued at NAV(a)				170,631,604

				$4,438,221,523

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,147,910	$—	$—	$1,147,910

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2021

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,139,316,018	$1,038,985,232	$4,216,307,313
Investments at value — affiliated(c)	31,463,004	11,431,497	221,914,210
Cash pledged for futures contracts	2,369,000	615,000	2,791,000
Foreign currency, at value(d)	4,563,746	88,730	—
Receivables:
Investments sold	12,706,362	9,133,275	20,375,333
Securities lending income — affiliated	272	4,357	220,596
Capital shares sold	325,838	292,478	8,876,777
Dividends — affiliated	285	102	543
Dividends — unaffiliated	6,113,158	754,979	2,503,444
From the Manager	98,772	89,591	117,075
Variation margin on futures contracts	63,593	15,496	—
Prepaid expenses	49,674	46,588	120,938

Total assets	1,197,069,722	1,061,457,325	4,473,227,229

LIABILITIES
Collateral on securities loaned, at value	130,384	1,341,324	170,625,753
Payables:
Investments purchased	12,288,648	8,881,490	30,905,488
Administration fees	40,306	36,399	130,665
Capital shares redeemed	423,626	875,708	2,962,933
Investment advisory fees	201,996	432,669	1,377,960
Trustees’ and Officer’s fees	3,073	2,976	4,557
Other accrued expenses	492,515	310,064	555,245
Other affiliate fees	122,234	729	51,584
Service and distribution fees	100,432	203,855	120,573
Variation margin on futures contracts	—	—	51,621

Total liabilities	13,803,214	12,085,214	206,786,379

NET ASSETS	$1,183,266,508	$1,049,372,111	$4,266,440,850

NET ASSETS CONSIST OF
Paid-in capital	$969,142,257	$594,816,601	$3,262,456,399
Accumulated earnings	214,124,251	454,555,510	1,003,984,451

NET ASSETS	$1,183,266,508	$1,049,372,111	$4,266,440,850

(a) Investments, at cost — unaffiliated	$953,849,048	$661,097,625	$3,398,560,495
(b) Securities loaned, at value	$121,282	$1,255,888	$165,096,975
(c) Investments, at cost — affiliated	$31,463,004	$11,431,497	$221,888,281
(d) Foreign currency, at cost	$4,552,242	$84,253	$—

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities   (continued)

May 31, 2021

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

NET ASSET VALUE

Institutional
Net assets	$616,648,814	$125,060,963	$2,802,144,878

Shares outstanding	30,999,038	5,359,680	135,267,734

Net asset value	$19.89	$23.33	$20.72

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Service
Net assets	N/A	$248,888	N/A

Shares outstanding	N/A	10,882	N/A

Net asset value	N/A	$22.87	N/A

Shares authorized	N/A	Unlimited	N/A

Par value	N/A	$0.001	N/A

Investor A
Net assets	$456,083,307	$909,343,918	$530,664,052

Shares outstanding	23,204,506	41,099,464	25,783,627

Net asset value	$19.65	$22.13	$20.58

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$3,664,378	$12,989,406	$12,879,917

Shares outstanding	191,669	705,254	641,566

Net asset value	$19.12	$18.42	$20.08

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$103,453,707	$1,151,672	$920,752,003

Shares outstanding	5,200,035	49,360	44,412,353

Net asset value	$19.89	$23.33	$20.73

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class R
Net assets	$3,416,302	$577,264	N/A

Shares outstanding	173,636	24,918	N/A

Net asset value	$19.68	$23.17	N/A

Shares authorized	Unlimited	Unlimited	N/A

Par value	$0.001	$0.001	N/A

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$27,116,570	$7,802,592	$28,431,090
Dividends — affiliated	9,659	11,075	29,650
Securities lending income — affiliated — net	105,634	85,648	1,226,298
Non-cash dividends — unaffiliated	3,312,619	—	—
Foreign taxes withheld	(2,651,130)	—	(50,862)

Total investment income	27,893,352	7,899,315	29,636,176

EXPENSES
Investment advisory	4,579,021	5,426,558	11,010,459
Transfer agent — class specific	1,630,778	1,536,336	2,054,429
Service and distribution — class specific	1,078,734	2,207,456	1,026,394
Custodian	663,748	40,160	76,934
Administration	419,610	393,272	977,414
Administration — class specific	204,189	190,539	510,177
Registration	116,499	97,918	250,021
Accounting services	92,151	88,442	174,948
Professional	90,333	93,703	103,294
Printing and postage	38,205	23,603	45,645
Trustees and Officer	11,848	11,942	15,656
Miscellaneous	116,294	25,118	45,324

Total expenses	9,041,410	10,135,047	16,290,695
Less:
Fees waived and/or reimbursed by the Manager	(1,533,140)	(772,062)	(1,193,288)
Administration fees waived — class specific	(204,189)	(190,539)	(510,177)
Transfer agent fees waived and/or reimbursed — class specific	(1,150,914)	(1,057,998)	(1,025,822)

Total expenses after fees waived and/or reimbursed	6,153,167	8,114,448	13,561,408

Net investment income (loss)	21,740,185	(215,133)	16,074,768

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	153,589,822	131,529,442	231,050,823
Investments — affiliated	(6,770)	(3,350)	(19,866)
Futures contracts	10,985,090	11,937,941	43,253,997
Foreign currency transactions	758,395	52	—

	165,326,537	143,464,085	274,284,954

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	150,342,506	150,977,852	825,274,427
Investments — affiliated	(311)	(1,154)	(38,669)
Futures contracts	(443,180)	(1,526,893)	(709,790)
Foreign currency translations	78,704	8,105	—

	149,977,719	149,457,910	824,525,968

Net realized and unrealized gain	315,304,256	292,921,995	1,098,810,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$337,044,441	$292,706,862	$1,114,885,690

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	BlackRock Advantage International Fund

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,740,185	$12,306,457	$21,422,769
Net realized gain (loss)	165,326,537	(87,278,149)	(49,752,955)
Net change in unrealized appreciation (depreciation)	149,977,719	8,204,938	15,989,735

Net increase (decrease) in net assets resulting from operations	337,044,441	(66,766,754)	(12,340,451)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,738,597)	(12,598,153)	(10,162,498)
Investor A	(6,489,037)	(11,082,568)	(7,937,835)
Investor C	(48,692)	(158,038)	(88,346)
Class K	(915,693)	(1,303,076)	(224,376)
Class R	(42,375)	(116,369)	(128,026)

Decrease in net assets resulting from distributions to shareholders	(17,234,394)	(25,258,204)	(18,541,081)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(33,474,739)	78,972,558	196,132,910

NET ASSETS
Total increase (decrease) in net assets	286,335,308	(13,052,400)	165,251,378
Beginning of period	896,931,200	909,983,600	744,732,222

End of period	$1,183,266,508	$896,931,200	$909,983,600

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Advantage Large Cap Growth Fund

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(215,133)	$2,107,091	$4,508,395
Net realized gain	143,464,085	9,221,905	23,288,382
Net change in unrealized appreciation (depreciation)	149,457,910	99,325,297	(25,417,065)

Net increase in net assets resulting from operations	292,706,862	110,654,293	2,379,712

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(7,398,742)	(3,224,617)	(5,518,754)
Service	(14,155)	(8,241)	(11,470)
Investor A	(58,840,915)	(28,134,627)	(54,769,508)
Investor C	(1,130,458)	(647,015)	(1,425,491)
Class K	(69,077)	(43,395)	(44,757)
Class R	(33,436)	(30,985)	(108,589)

Decrease in net assets resulting from distributions to shareholders	(67,486,783)	(32,088,880)	(61,878,569)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	5,020,695	(55,560,322)	(1,592,425)

NET ASSETS
Total increase (decrease) in net assets	230,240,774	23,005,091	(61,091,282)
Beginning of period	819,131,337	796,126,246	857,217,528

End of period	$1,049,372,111	$819,131,337	$796,126,246

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets   (continued)

	BlackRock Advantage Small Cap Core Fund

	Year Ended May 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,074,768	$10,123,877
Net realized gain (loss)	274,284,954	(11,997,079)
Net change in unrealized appreciation (depreciation)	824,525,968	11,969,332

Net increase in net assets resulting from operations	1,114,885,690	10,096,130

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(38,083,252)	(6,389,241)
Investor A	(9,371,577)	(1,849,729)
Investor C	(142,084)	(6,537)
Class K	(13,303,758)	(1,008,409)

Decrease in net assets resulting from distributions to shareholders	(60,900,671)	(9,253,916)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	1,892,937,381	457,591,723

NET ASSETS
Total increase in net assets	2,946,922,400	458,433,937
Beginning of year	1,319,518,450	861,084,513

End of year	$4,266,440,850	$1,319,518,450

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund

	Institutional

		Period from
	Year Ended	10/01/19		Year Ended September 30,

	05/31/21	to 05/31/20		2019	2018		2017	2016

Net asset value, beginning of period	$14.52	$16.12		$16.97	$16.77		$14.50	$13.34

Net investment income(a)	0.38	0.22		0.44	0.45		0.19	0.09
Net realized and unrealized gain (loss)	5.30	(1.37)		(0.90)	(0.12)		2.37	1.18

Net increase (decrease) from investment operations	5.68	(1.15)		(0.46)	0.33		2.56	1.27

Distributions from net investment income(b)	(0.31)	(0.45)		(0.39)	(0.13)		(0.29)	(0.11)

Net asset value, end of period	$19.89	$14.52		$16.12	$16.97		$16.77	$14.50

Total Return(c)
Based on net asset value	39.57%	(7.45	)%(d)	(2.52)%	1.94	%(e)	17.99%	9.60%

Ratios to Average Net Assets
Total expenses	0.78%	0.82	%(f)	0.88%	0.86%		1.10%	1.21%

Total expenses after fees waived and/or reimbursed	0.50%	0.50	%(f)	0.59%	0.64%		0.86%	1.06%

Net investment income	2.21%	2.17	%(f)	2.78%	2.61%		1.20%	0.68%

Supplemental Data
Net assets, end of period (000)	$616,649	$477,944		$446,831	$403,149		$116,595	$52,490

Portfolio turnover rate	247%	131%		140%	106%		177%	67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor A

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018		2017	2016

Net asset value, beginning of period	$14.35	$15.93		$16.78	$16.60		$14.35	$13.20

Net investment income(a)	0.33	0.19		0.40	0.38		0.12	0.06
Net realized and unrealized gain (loss)	5.24	(1.35)		(0.90)	(0.10)		2.38	1.16

Net increase (decrease) from investment operations	5.57	(1.16)		(0.50)	0.28		2.50	1.22

Distributions from net investment income(b)	(0.27)	(0.42)		(0.35)	(0.10)		(0.25)	(0.07)

Net asset value, end of period	$19.65	$14.35		$15.93	$16.78		$16.60	$14.35

Total Return(c)
Based on net asset value	39.21%	(7.61	)%(d)	(2.77)%	1.68	%(e)	17.71%	9.30%

Ratios to Average Net Assets
Total expenses	1.05%	1.08	%(f)	1.16%	1.15%		1.42%	1.49%

Total expenses after fees waived and/or reimbursed	0.75%	0.75	%(f)	0.84%	0.89%		1.19%	1.33%

Net investment income	1.95%	1.85	%(f)	2.56%	2.20%		0.82%	0.46%

Supplemental Data
Net assets, end of period (000)	$456,083	$366,411		$404,739	$302,725		$169,806	$153,886

Portfolio turnover rate	247%	131%		140%	106%		177%	67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%
(f)	Annualized.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor C

	Year Ended	Period from 10/01/19		Year Ended September 30,
	05/31/21	to 05/31/20		2019	2018		2017		2016

Net asset value, beginning of period	$13.95	$15.43		$16.11	$15.96		$13.81		$12.74

Net investment income (loss)(a)	0.16	0.10		0.23	0.23		(0.01)		(0.05)
Net realized and unrealized gain (loss)	5.14		(1.31)	(0.80)	(0.08)		2.29		1.12

Net increase (decrease) from investment operations	5.30		(1.21)	(0.57)	0.15		2.28		1.07

Distributions from net investment income(b)	(0.13)		(0.27)	(0.11)	—		(0.13)		(0.00	)(c)

Net asset value, end of period	$19.12	$13.95		$15.43	$16.11		$15.96		$13.81

Total Return(d)
Based on net asset value	38.21%	(8.05	)%(e)	(3.51)%	0.94	%(f)	16.70%		8.44%

Ratios to Average Net Assets
Total expenses	1.88%	1.84	%(g)	1.88%	1.89%		2.22	%(h)	2.27	%(h)

Total expenses after fees waived and/or reimbursed	1.50%	1.50	%(g)	1.59%	1.64%		2.03%		2.14%

Net investment income (loss)	0.98%	1.04	%(g)	1.52%	1.39%		(0.05)%		(0.35)%

Supplemental Data
Net assets, end of period (000)	$3,664	$6,193		$9,448	$23,111		$24,717		$43,218

Portfolio turnover rate	247%		131%	140%	106%		177%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage International Fund (continued)

		Class K

		Period from			Period from
	Year Ended 05/31/21	10/01/19 to 05/31/20		Year Ended 09/30/19	01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$14.52	$16.12		$16.98	$18.33

Net investment income(b)	0.46	0.23		0.56	0.39
Net realized and unrealized gain (loss)	5.23	(1.37)		(1.03)	(1.74)

Net increase (decrease) from investment operations	5.69	(1.14)		(0.47)	(1.35)

Distributions from net investment income(c)	(0.32)	(0.46)		(0.39)	—

Net asset value, end of period	$19.89	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	39.64%	(7.40	)%(e)	(2.53)%	(7.37	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.63%	0.65	%(g)	0.75%	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.45%	0.45	%(g)	0.54%	0.59	%(g)

Net investment income	2.65%	2.20	%(g)	3.59%	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$103,454	$43,073		$43,721	$8,175

Portfolio turnover rate	247%	131%		140%	106	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage International Fund (continued)

		Class R

	Year Ended	Period from 10/01/19		Year Ended September 30,
	05/31/21	to 05/31/20		2019	2018		2017		2016

Net asset value, beginning of period	$14.36	$15.91		$16.74	$16.53		$14.29		$13.12

Net investment income(a)	0.28	0.15		0.34	0.32		0.07		0.01

Net realized and unrealized gain (loss)	5.26		(1.34)	(0.88)	(0.08)		2.36		1.16

Net increase (decrease) from investment operations	5.54		(1.19)	(0.54)	0.24		2.43		1.17

Distributions from net investment income(b)	(0.22)		(0.36)	(0.29)	(0.03)		(0.19)		(0.00	)(c)

Net asset value, end of period	$19.68	$14.36		$15.91	$16.74		$16.53		$14.29

Total Return(d)
Based on net asset value	38.91%	(7.75	)%(e)	(3.04)%	1.44	%(f)	17.26%		8.96%

Ratios to Average Net Assets
Total expenses	1.36%	1.37	%(g)	1.44%	1.45%		1.75	%(h)	1.83	%(h)

Total expenses after fees waived and/or reimbursed	1.00%	1.00	%(g)	1.09%	1.14%		1.55%		1.72%

Net investment income	1.67%	1.47	%(g)	2.20%	1.91%		0.46%		0.08%

Supplemental Data
Net assets, end of period (000)	$3,416	$3,310		$5,244	$7,572		$7,551		$8,343

Portfolio turnover rate	247%		131%	140%	106%		177%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund

	Institutional

	Year Ended	Period from 10/01/19		Year Ended September 30,
	05/31/21	to 05/31/20		2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$18.23	$16.49		$17.89	$15.20	$12.32	$12.07

Net investment income(b)	0.04	0.07		0.13	0.13	0.12	0.10
Net realized and unrealized gain (loss)	6.59	2.40		(0.22)	3.52	2.87	1.06

Net increase (decrease) from investment operations	6.63	2.47		(0.09)	3.65	2.99	1.16

Distributions(c)
From net investment income	(0.07)		(0.14)	(0.13)	(0.08)	(0.11)	(0.07)
From net realized gain	(1.46)		(0.59)	(1.18)	(0.88)	—	(0.84)

Total distributions	(1.53)		(0.73)	(1.31)	(0.96)	(0.11)	(0.91)

Net asset value, end of period	$23.33	$18.23		$16.49	$17.89	$15.20	$12.32

Total Return(d)
Based on net asset value	37.54%	15.34	%(e)	0.41%	25.31%	24.43%	9.75%

Ratios to Average Net Assets
Total expenses	0.83%	0.86	%(f)	0.87%	0.86%	1.10%	1.14%

Total expenses after fees waived and/or reimbursed	0.62%	0.62	%(f)	0.62%	0.62%	0.84%	0.92%

Net investment income	0.21%	0.65	%(f)	0.82%	0.83%	0.91%	0.86%

Supplemental Data
Net assets, end of period (000)	$125,061	$89,737		$79,564	$74,886	$36,574	$37,417

Portfolio turnover rate	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Service

	Year Ended	Period from 10/01/19		Year Ended September 30,

	05/31/21	to 05/31/20		2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$17.89	$16.18		$17.57	$14.95	$12.12	$11.86

Net investment income (loss)(b)	(0.01)	0.04		0.09	0.09	0.08	0.06
Net realized and unrealized gain (loss)	6.46	2.36		(0.22)	3.46	2.82	1.05

Net increase (decrease) from investment operations	6.45	2.40		(0.13)	3.55	2.90	1.11

Distributions(c)
From net investment income	(0.01)		(0.10)	(0.08)	(0.05)	(0.07)	(0.01)
From net realized gain	(1.46)		(0.59)	(1.18)	(0.88)	—	(0.84)

Total distributions	(1.47)		(0.69)	(1.26)	(0.93)	(0.07)	(0.85)

Net asset value, end of period	$22.87	$17.89		$16.18	$17.57	$14.95	$12.12

Total Return(d)
Based on net asset value	37.20%	15.19	%(e)	0.15%	24.96%	24.03%	9.44%

Ratios to Average Net Assets
Total expenses(f)	1.10%	1.06	%(g)	0.98%	1.03%	1.24%	1.26%

Total expenses after fees waived and/or reimbursed	0.87%	0.87	%(g)	0.87%	0.87%	1.11%	1.24%

Net investment income (loss)	(0.03)%	0.39	%(g)	0.57%	0.55%	0.59%	0.54%

Supplemental Data
Net assets, end of period (000)	$249	$253		$198	$160	$189	$119

Portfolio turnover rate	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended	Period from 10/01/19	Year Ended September 30,

	05/31/21	to 5/31/20	2019	2018	2017	(a)	2016	(a)

Expense ratios	N/A	N/A	0.97%	N/A	N/A		1.21%

(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor A

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$17.35	$15.71		$17.11	$14.59	$11.83	$11.61

Net investment income (loss)(b)	(0.01)	0.04		0.09	0.09	0.08	0.06
Net realized and unrealized gain (loss)	6.27	2.28		(0.22)	3.37	2.75	1.02

Net increase (decrease) from investment operations	6.26	2.32		(0.13)	3.46	2.83	1.08

Distributions(c)
From net investment income	(0.02)		(0.09)	(0.09)	(0.06)	(0.07)	(0.02)
From net realized gain	(1.46)		(0.59)	(1.18)	(0.88)	—	(0.84)

Total distributions	(1.48)		(0.68)	(1.27)	(0.94)	(0.07)	(0.86)

Net asset value, end of period	$22.13	$17.35		$15.71	$17.11	$14.59	$11.83

Total Return(d)
Based on net asset value	37.28%	15.16	%(e)	0.15%	24.98%	24.03%	9.39%

Ratios to Average Net Assets
Total expenses	1.08%	1.12	%(f)	1.12%	1.12%	1.35%	1.42%

Total expenses after fees waived and/or reimbursed	0.87%	0.87	%(f)	0.87%	0.87%	1.13%	1.24%

Net investment income (loss)	(0.04)%	0.40	%(f)	0.57%	0.58%	0.60%	0.54%

Supplemental Data
Net assets, end of period (000)	$909,344	$713,162		$699,247	$730,996	$351,398	$323,297

Portfolio turnover rate	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor C
	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$14.67	$13.35		$14.55	$12.53	$10.19	$10.16

Net investment loss(b)	(0.13)		(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	5.27	1.93		(0.17)	2.89	2.36	0.89

Net increase (decrease) from investment operations	5.14	1.90		(0.20)	2.86	2.34	0.87

Distributions from net realized gain(c)	(1.39)		(0.58)	(1.00)	(0.84)	—	(0.84)

Net asset value, end of period	$18.42	$14.67		$13.35	$14.55	$12.53	$10.19

Total Return(d)
Based on net asset value	36.25%	14.56	%(e)	(0.59)%	24.09%	22.96%	8.63%

Ratios to Average Net Assets
Total expenses	1.84%	1.83	%(f)	1.85%	1.87%	2.12%	2.17%

Total expenses after fees waived and/or reimbursed	1.62%	1.62	%(f)	1.62%	1.62%	1.91%	2.01%

Net investment loss	(0.78)%	(0.35	)%(f)	(0.22)%	(0.19)%	(0.16)%	(0.23)%

Supplemental Data
Net assets, end of period (000)	$12,989	$14,728		$15,277	$48,702	$46,804	$63,586

Portfolio turnover rate	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class K

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$18.23	$16.49		$17.89	$16.37

Net investment income(b)	0.05	0.08		0.14	0.11
Net realized and unrealized gain (loss)	6.59	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	6.64	2.48		(0.09)	1.52

Distributions(c)
From net investment income	(0.08)		(0.15)	(0.13)	—
From net realized gain	(1.46)		(0.59)	(1.18)	—

Total distributions	(1.54)		(0.74)	(1.31)	—

Net asset value, end of period	$23.33	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	37.60%	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets
Total expenses	0.69%	0.70	%(f)	0.71%	0.72	%(f)

Total expenses after fees waived and/or reimbursed	0.57%	0.57	%(f)	0.57%	0.57	%(f)

Net investment income	0.25%	0.72	%(f)	0.85%	0.93	%(f)

Supplemental Data
Net assets, end of period (000)	$1,152	$715		$973	$609

Portfolio turnover rate	134%		70%	154%	162	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class R

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$18.10	$16.32		$17.69	$15.01	$12.17	$11.94

Net investment income (loss)(b)	(0.06)	0.02		0.05	0.05	0.04	0.02
Net realized and unrealized gain (loss)	6.55	2.38		(0.23)	3.49	2.84	1.05

Net increase (decrease) from investment operations	6.49	2.40		(0.18)	3.54	2.88	1.07

Distributions(c)
From net investment income	—		(0.03)	(0.01)	—	(0.04)	—
From net realized gain	(1.42)		(0.59)	(1.18)	(0.86)	—	(0.84)

Total distributions	(1.42)		(0.62)	(1.19)	(0.86)	(0.04)	(0.84)

Net asset value, end of period	$23.17	$18.10		$16.32	$17.69	$15.01	$12.17

Total Return(d)
Based on net asset value	36.93%	14.99	%(e)	(0.15)%	24. 68%	23.68%	9.04%

Ratios to Average Net Assets
Total expenses	1.36%	1.46	%(f)	1.42%	1.40%	1.66%	1.74%

Total expenses after fees waived and/or reimbursed	1.12%	1.12	%(f)	1.12%	1.12%	1.45%	1.60%

Net investment income (loss)	(0.30)%	0.16	%(f)	0.33%	0.30%	0.28%	0.20%

Supplemental Data
Net assets, end of period (000)	$577	$536		$867	$1,864	$2,332	$1,875

Portfolio turnover rate	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund

	Institutional

	Year Ended May 31,

	2021		2020		2019	2018	2017

Net asset value, beginning of year	$13.09		$13.13		$14.80	$12.70	$10.59

Net investment income(a)	0.12		0.14		0.13	0.11	0.10
Net realized and unrealized gain (loss)	7.97		(0.05)		(1.13)	2.37	2.10

Net increase (decrease) from investment operations	8.09		0.09		(1.00)	2.48	2.20

Distributions(b)
From net investment income		(0.10)	(0.13)		(0.11)	(0.09)	(0.06)
From net realized gain		(0.36)	(0.00	)(c)	(0.56)	(0.29)	(0.03)

Total distributions		(0.46)	(0.13)		(0.67)	(0.38)	(0.09)

Net asset value, end of year	$20.72		$13.09		$13.13	$14.80	$12.70

Total Return(d)
Based on net asset value		62.61%	0.61%		(6.89)%	19.82%	20.84%

Ratios to Average Net Assets
Total expenses	0.60	%(e)	0.64%		0.70%	0.66%	1.05%

Total expenses after fees waived and/or reimbursed	0.50	%(e)	0.50%		0.49%	0.50%	0.54%

Net investment income	0.65	%(e)	0.99%		0.95%	0.83%	0.78%

Supplemental Data
Net assets, end of year (000)	$2,802,145		$847,753		$551,833	$356,274	$56,603

Portfolio turnover rate		63%	101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage Small Cap Core Fund (continued)

		Investor A

		Year Ended May 31,

	2021		2020		2019	2018	2017

Net asset value, beginning of year	$13.02		$13.05		$14.73	$12.66	$10.56

Net investment income(a)	0.08		0.10		0.09	0.09	0.06
Net realized and unrealized gain (loss)	7.91		(0.03)		(1.13)	2.34	2.10

Net increase (decrease) from investment operations	7.99		0.07		(1.04)	2.43	2.16

Distributions(b)
From net investment income		(0.07)	(0.10)		(0.08)	(0.07)	(0.03)
From net realized gain		(0.36)	(0.00	)(c)	(0.56)	(0.29)	(0.03)

Total distributions		(0.43)	(0.10)		(0.64)	(0.36)	(0.06)

Net asset value, end of year	$20.58		$13.02		$13.05	$14.73	$12.66

Total Return(d)
Based on net asset value		62.05%	0.45%		(7.16)%	19.51%	20.51%

Ratios to Average Net Assets
Total expenses	0.95	%(e)	1.01%		1.03%	1.08%	1.39%

Total expenses after fees waived and/or reimbursed	0.75	%(e)	0.75%		0.75%	0.75%	0.83%

Net investment income	0.45	%(e)	0.75%		0.69%	0.64%	0.51%

Supplemental Data
Net assets, end of year (000)	$530,664		$277,926		$248,574	$79,515	$6,389

Portfolio turnover rate		63%	101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor C

	Year Ended May 31,

	2021		2020		2019	2018	2017

Net asset value, beginning of year	$12.74		$12.80		$14.48	$12.44	$10.44

Net investment income (loss)(a)		(0.05)	0.00	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	7.74		(0.04)		(1.10)	2.31	2.06

Net increase (decrease) from investment operations	7.69		(0.04)		(1.11)	2.29	2.03

Distributions(c)
From net investment income	—		(0.02)		(0.01)	—	—
From net realized gain		(0.35)	(0.00	)(d)	(0.56)	(0.25)	(0.03)

Total distributions		(0.35)	(0.02)		(0.57)	(0.25)	(0.03)

Net asset value, end of year	$20.08		$12.74		$12.80	$14.48	$12.44

Total Return(e)
Based on net asset value		60.90%	(0.33)%		(7.83)%	18.65%	19.47%

Ratios to Average Net Assets
Total expenses	1.70	%(f)	1.71%		1.81%	1.94%	2.22%

Total expenses after fees waived and/or reimbursed	1.50	%(f)	1.50%		1.50%	1.50%	1.57%

Net investment income (loss)	(0.32	)%(f)	0.01%		(0.06)%	(0.16)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$12,880		$4,955		$4,363	$1,373	$764

Portfolio turnover rate		63%	101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Class K

	Year Ended May 31,

	2021		2020		2019	2018	2017

Net asset value, beginning of year	$13.10		$13.13		$14.81	$12.70	$10.60

Net investment income(a)	0.13		0.14		0.14	0.12	0.12
Net realized and unrealized gain (loss)	7.97		(0.03)		(1.15)	2.37	2.07

Net increase (decrease) from investment operations	8.10		0.11		(1.01)	2.49	2.19

Distributions(b)
From net investment income		(0.11)	(0.14)		(0.11)	(0.09)	(0.06)
From net realized gain		(0.36)	(0.00	)(c)	(0.56)	(0.29)	(0.03)

Total distributions		(0.47)	(0.14)		(0.67)	(0.38)	(0.09)

Net asset value, end of year	$20.73		$13.10		$13.13	$14.81	$12.70

Total Return(d)
Based on net asset value		62.63%	0.73%		(6.93)%	19.94%	20.74%

Ratios to Average Net Assets
Total expenses	0.52	%(e)	0.56%		0.61%	0.65%	1.62%

Total expenses after fees waived and/or reimbursed	0.45	%(e)	0.45%		0.45%	0.45%	0.45%

Net investment income	0.71	%(e)	0.99%		1.00%	0.90%	0.95%

Supplemental Data
Net assets, end of year (000)	$920,752		$188,885		$56,316	$68,375	$58,557

Portfolio turnover rate		63%	101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Effective on or about the close of business on July 6, 2021, Advantage Large Cap Growth’s Service Shares will be converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees of the Trust (the “Board”) on behalf of Advantage International (the “Acquiring Fund”) and the Board of Trustees of State Farm Mutual Fund Trust on behalf of State Farm International Equity Fund (the “Target Fund”) and shareholders approved the reorganization of the Target Fund into the Acquiring Fund . As a result, the Acquiring Fund acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund.

Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Acquiring Fund’s Share Class	Shares of Acquiring Fund

Class A	2,038,749	0.72388825	Investor A	1,475,826
Class B	30,592	0.72323294	Investor A	22,125
Institutional	1,548,107	0.72329278	Institutional	1,119,735
Class R-1	71,547	0.71993693	Investor A	51,509
Class R-2	324,627	0.72254519	Investor A	234,558
Class R-3	99,013	0.72435088	Institutional	71,720
Legacy Class B	19,795	0.74049155	Investor A	14,658
Premier	2,955,714	0.73171950	Investor A	2,162,754

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

Amounts

Net assets	$79,635,612

Paid-in capital	$80,326,765
Accumulated loss	(691,153)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Notes to Financial Statements  (continued)

The net assets of the Acquiring Fund before the reorganization were $702,389,703.The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $782,025,315. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

State Farm International Equity Fund	$77,948,036	$77,740,666

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Acquiring Fund. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment income: $21,454,038.

•	Net realized and change in unrealized loss on investments: $(41,599,331).

•	Net decrease in net assets resulting from operations: $(20,145,293).

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since November 19, 2018.

Reorganization costs incurred by the Acquiring Fund in connection with the reorganization were expensed by the Acquiring Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2021, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash	Net
Fund Name/Counterparty	Loaned at Value	Collateral Received(a)	Amount

Advantage International
Morgan Stanley & Co. LLC	$121,282	$(121,282)	$—

Advantage Large Cap Growth
Citigroup Global Markets, Inc.	$1,255,888	$(1,255,888)	$—

Advantage Small Cap Core(b)
Barclays Capital, Inc.	$15,719,575	$(15,719,575)	$—
BofA Securities, Inc.	3,656,800	(3,656,800)	—
Citigroup Global Markets, Inc.	32,992,461	(32,992,461)	—
Credit Suisse Securities (USA) LLC	3,376,738	(3,376,738)	—
Deutsche Bank Securities, Inc.	4,957,904	(4,957,904)	—
J.P. Morgan Securities LLC	51,806,311	(51,806,311)	—
Jefferies LLC	1,398,600	(1,398,600)	—
Morgan Stanley & Co. LLC	28,011,127	(28,011,127)	—
National Financial Services LLC	5,617,518	(5,617,518)	—
State Street Bank & Trust Co	11,436,132	(11,436,132)	—
TD Prime Services LLC	6,123,809	(6,123,809)	—

	$165,096,975	$(165,096,975)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)	Securities loaned with a value of $117,723 have been sold and are pending settlement as of May 31, 2021.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

First $1 billion	0.45%	0.57%	0.45%
$1 billion - $3 billion	0.42	0.54	0.42
$3 billion - $5 billion	0.41	0.51	0.41
$5 billion - $10 billion	0.39	0.50	0.39
Greater than $10 billion	0.38	0.48	0.38

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Service	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25	N/A	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total

Advantage International	$—	$1,015,477	$47,203	$16,054	$1,078,734
Advantage Large Cap Growth	529	2,069,350	134,949	2,628	2,207,456
Advantage Small Cap Core	—	950,247	76,147	—	1,026,394

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

For the year ended May 31, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$108,759	$—	$81,314	$947	$12,526	$643	$204,189
Advantage Large Cap Growth	21,820	42	165,666	2,707	199	105	190,539
Advantage Small Cap Core	332,380	—	75,990	1,521	100,286	—	510,177

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Advantage International	$566,233	$566,233
Advantage Small Cap Core	201,565	201,565

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$5,695	$—	$15,389	$1,666	$123	$72	$22,945
Advantage Large Cap Growth	2,156	17	86,833	2,632	20	24	91,682
Advantage Small Cap Core	5,058	—	13,322	3,640	956	—	22,976

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$859,375	$—	$747,717	$12,339	$3,718	$7,629	$1,630,778
Advantage Large Cap Growth	172,312	385	1,339,958	22,488	216	977	1,536,336
Advantage Small Cap Core	1,319,764	—	700,097	13,754	20,814	—	2,054,429

Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Advantage International	$5,653
Advantage Large Cap Growth	10,941
Advantage Small Cap Core	38,534

For the year ended May 31, 2021, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Investor A	$2,874	$1,271	$3,595
Investor C	2,376	766	1,837

	$5,250	$2,037	$5,432

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

Advantage International	$15,348
Advantage Large Cap Growth	17,005
Advantage Small Cap Core	52,318

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended ended May 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R

Advantage International	0.50%	N/A	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	0.87	1.62	0.57	1.12
Advantage Small Cap Core	0.50	N/A	0.75	1.50	0.45	N/A

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021 (or September 30, 2031 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended May 31, 2021, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Advantage International	$1,517,792
Advantage Large Cap Growth	755,057
Advantage Small Cap Core	1,140,970

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2021, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$108,759	$—	$81,314	$947	$12,526	$643	$204,189
Advantage Large Cap Growth	21,820	42	165,666	2,707	199	105	190,539
Advantage Small Cap Core	332,380	—	75,990	1,521	100,286	—	510,177

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$587,467	$—	$543,865	$9,855	$3,718	$6,009	$1,150,914
Advantage Large Cap Growth	117,658	279	923,789	15,347	215	710	1,057,998
Advantage Small Cap Core	486,459	—	508,819	9,730	20,814	—	1,025,822

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Large Cap Growth and Advantage Small Cap Core retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Growth and Advantage Small Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

Prior to January 1, 2021, Advantage Large Cap Growth and Advantage Small Cap Core retained 75% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2021, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage International	$20,309
Advantage Large Cap Growth	23,873
Advantage Small Cap Core	337,678

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International and Advantage Small Cap Core may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program. In addition, Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2021, Advantage International and Advantage Small Cap Core did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage International	$2,401,390,693	$2,426,402,587
Advantage Large Cap Growth	1,228,934,516	1,263,365,779
Advantage Small Cap Core	3,455,820,759	1,553,294,861

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the certain deemed distributions were reclassified to the following accounts:

Advantage Small Cap Core

Paid-in capital	$17,228,514
Accumulated earnings (loss)	(17,228,514)

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Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

		Advantage	Advantage Large Cap	Advantage Small Cap
	Period	International	Growth	Core	(a)

Ordinary income	05/31/21	$17,234,394	$18,919,073	$68,728,891
	05/31/20	25,258,204	9,531,500	9,116,585
	09/30/19	18,541,081	51,815,343	—
Long-term capital gains(b)	05/31/21	—	48,567,710	9,400,294
	05/31/20	—	22,557,380	137,331
	09/30/19	—	10,063,226	—

Total	05/31/21	$17,234,394	$67,486,783	$78,129,185

	05/31/20	$25,258,204	$32,088,880	$9,253,916

	09/30/19	$18,541,081	$61,878,569	$—

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Funds designate these amounts paid during the fiscal year ended May 31, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of period end, the tax components of accumulated earnings were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Undistributed ordinary income	$49,266,769	$47,751,600	$152,810,957
Undistributed long-term capital gains	—	32,659,431	61,898,574
Net unrealized gains(a)	164,857,482	374,144,479	789,274,920

	$214,124,251	$454,555,510	$1,003,984,451

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts and foreign currency contracts and the timing and recognition of partnership income.

During the year ended May 31, 2021, Advantage International Fund utilized $115,875,228 of its respective capital loss carryforward.

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Tax cost	$1,006,062,956	$676,280,896	$3,649,071,773

Gross unrealized appreciation	$175,547,520	$377,384,772	$900,769,367
Gross unrealized depreciation	(10,827,688)	(3,248,939)	(111,619,617)

Net unrealized appreciation (depreciation)	$164,719,832	$374,135,833	$789,149,750

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Advantage International

Institutional

Shares sold	4,418,893	$75,694,033	10,053,656	$149,989,026	7,187,213	$112,138,877

Shares issued in reinvestment of distributions	588,425	9,609,172	752,851	12,406,978	679,659	10,004,600

Shares issued in reorganization(a)	—	—	—	—	1,191,455	18,579,616

Shares redeemed	(6,928,355)	(117,200,787)	(5,606,234)	(84,809,969)	(5,091,175)	(79,480,738)

	(1,921,037)	$(31,897,582)	5,200,273	$77,586,035	3,967,152	$61,242,355

Investor A

Shares sold and automatic conversion of shares	2,612,796	$44,063,358	7,354,726	$109,718,575	7,413,242	$114,556,452

Shares issued in reinvestment of distributions	378,577	6,105,755	641,324	10,459,991	506,134	7,379,502

Shares issued in reorganization(a)	—	—	—	—	3,961,430	61,055,996

Shares redeemed	(5,322,583)	(88,079,685)	(7,868,559)	(118,716,806)	(4,512,726)	(69,568,154)

	(2,331,210)	$(37,910,572)	127,491	$1,461,760	7,368,080	$113,423,796

Investor C

Shares sold	24,076	$395,881	35,703	$520,481	104,380	$1,581,801

Shares issued in reinvestment of distributions	3,050	47,061	9,703	154,382	6,077	86,360

Shares redeemed and automatic conversion of shares	(279,526)	(4,502,352)	(213,615)	(3,108,992)	(932,769)	(14,025,339)

	(252,400)	$(4,059,410)	(168,209)	$(2,434,129)	(822,312)	$(12,357,178)

Class K

Shares sold	2,866,712	$52,229,496	839,709	$12,679,206	2,442,351	$39,126,033

Shares issued in reinvestment of distributions	56,053	915,693	78,765	1,298,043	14,952	220,087

Shares redeemed	(689,214)	(11,849,959)	(663,551)	(10,063,996)	(227,253)	(3,579,204)

	2,233,551	$41,295,230	254,923	$3,913,253	2,230,050	$35,766,916

Class R

Shares sold	55,185	$916,332	43,569	$623,878	74,667	$1,148,306

Shares issued in reinvestment of distributions	2,631	42,375	7,122	116,369	8,775	128,026

Shares redeemed	(114,704)	(1,861,112)	(149,798)	(2,294,608)	(206,197)	(3,219,311)

	(56,888)	$(902,405)	(99,107)	$(1,554,361)	(122,755)	$(1,942,979)

	(2,327,984)	$(33,474,739)	5,315,371	$78,972,558	12,620,215	$196,132,910

Advantage Large Cap Growth

Institutional

Shares sold	1,461,480	$30,690,873	1,664,670	$28,270,459	1,417,588	$22,049,536

Shares issued in reinvestment of distributions	349,606	7,263,426	187,678	3,149,241	368,193	5,382,985

Shares redeemed	(1,374,733)	(28,731,360)	(1,755,297)	(29,497,286)	(1,146,041)	(18,321,402)

	436,353	$9,222,939	97,051	$1,922,414	639,740	$9,111,119

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Advantage Large Cap Growth (continued)

Service

Shares sold	910	$20,367	2,000	$30,700	5,103	$72,800

Shares issued in reinvestment of distributions	693	14,155	500	8,241	798	11,470

Shares redeemed	(4,884)	(90,744)	(599)	(9,940)	(2,748)	(38,251)

	(3,281)	$(56,222)	1,901	$29,001	3,153	$46,019

Investor A

Shares sold and automatic conversion of shares	4,204,268	$84,126,461	4,446,628	$70,607,642	6,662,252	$98,680,539

Shares issued in reinvestment of distributions	2,931,766	57,897,081	1,731,744	27,690,590	3,864,428	53,947,453

Shares redeemed	(7,138,589)	(141,394,298)	(9,579,253)	(153,256,890)	(8,739,543)	(133,123,440)

	(2,555)	$629,244	(3,400,881)	$(54,958,658)	1,787,137	$19,504,552

Investor C

Shares sold	115,840	$1,976,790	106,476	$1,432,407	184,277	$1,733,438

Shares issued in reinvestment of distributions	67,831	1,118,035	47,034	638,252	70,938	1,408,299

Shares redeemed	(482,173)	(7,987,888)	—	—	—	—

Shares redeemed and automatic conversion of shares	—	—	(294,141)	(3,931,007)	(2,457,686)	(32,944,701)

	(298,502)	$(4,893,063)	(140,631)	$(1,860,348)	(2,202,471)	$(29,802,964)

Class K

Shares sold	12,572	$271,639	7,318	$111,250	25,965	$399,000

Shares issued in reinvestment of distributions	2,409	50,244	2,052	34,414	1,964	28,695

Shares redeemed	(4,868)	(105,833)	(29,155)	(438,862)	(2,941)	(48,101)

	10,113	$216,050	(19,785)	$(293,198)	24,988	$379,594

Class R

Shares sold	8,442	$172,132	12,423	$196,016	13,537	$208,300

Shares issued in reinvestment of distributions	1,626	33,436	1,855	30,985	7,473	108,590

Shares redeemed	(14,754)	(303,821)	(37,771)	(626,534)	(73,310)	(1,147,635)

	(4,686)	$(98,253)	(23,493)	$(399,533)	(52,300)	$(830,745)

	137,442	$5,020,695	(3,485,838)	$(55,560,322)	200,247	$(1,592,425)

	Year Ended 05/31/21		Year Ended 05/31/20

	Shares	Amounts	Shares	Amounts

Advantage Small Cap Core

Institutional

Shares sold	95,126,663	$1,715,369,624	40,948,676	$521,146,487

Shares issued in reinvestment of distributions	2,243,133	38,062,870	431,317	6,386,298

Shares redeemed	(26,844,843)	(470,870,066)	(18,677,824)	(236,251,203)

	70,524,953	$1,282,562,428	22,702,169	$291,281,582

Investor A

Shares sold and automatic conversion of shares	11,731,048	$215,365,974	7,452,876	$95,188,119

Shares issued in reinvestment of distributions	552,682	9,366,268	125,295	1,848,839

Shares redeemed	(7,853,782)	(138,001,515)	(5,273,975)	(72,027,825)

	4,429,948	$86,730,727	2,304,196	$25,009,133

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Year Ended 05/31/20

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage Small Cap Core (continued)

Investor C

Shares sold	344,270	$6,419,970	194,007	$2,542,061

Shares issued in reinvestment of distributions	8,469	141,691	445	6,537

Shares redeemed and automatic conversion of shares	(100,236)	(1,695,653)	(146,329)	(1,866,475)

	252,503	$4,866,008	48,123	$682,123

Class K

Shares sold	35,035,616	$609,698,614	17,939,631	$258,512,762

Shares issued in reinvestment of distributions	780,524	13,303,758	67,762	1,006,554

Shares redeemed	(5,819,626)	(104,224,154)	(7,879,299)	(118,900,431)

	29,996,514	$518,778,218	10,128,094	$140,618,885

	105,203,918	$1,892,937,381	35,182,582	$457,591,723

(a)	See Note 1 regarding the reorganization.

As of May 31, 2021, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 12,217 Class K Shares of Advantage Large Cap Growth.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, and BlackRock Advantage Small Cap Core Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights

BlackRock Advantage International Fund	For the year ended May 31, 2021, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019	For the year ended May 31, 2021, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019

BlackRock Advantage Large Cap Growth Fund	For the year ended May 31, 2021, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019	For the year ended May 31, 2021, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019

BlackRock Advantage Small Cap Core Fund	For each of the two years in the period ended May 31, 2021	For each of the five years in the period ended May 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2021:

Fund Name	Qualified Dividend Income

Advantage International	$ 25,991,445
Advantage Large Cap Growth	7,182,559
Advantage Small Cap Core	25,233,442

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended May 31,2021:

Fund Name	Qualified Business Income

Advantage Large Cap Growth	$ 302,141
Advantage Small Cap Core	1,778,007

For the fiscal year ended May 31, 2021, the Funds passed through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Advantage International	$23,670,782	$ 2,333,777

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended May 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

Advantage Large Cap Growth	27.34%
Advantage Small Cap Core	26.26

For the fiscal year ended May 31, 2021, the Funds hereby designate the following maximum amounts allowable as interest-related and qualified short-term gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Short-Term Capital Gain Dividends

Advantage Large Cap Growth	$ 17,730,503
Advantage Small Cap Core	44,122,180

I M P O R T A N T T A X I N F O R M A T I O N	75

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage International Fund (“Advantage International Fund”), BlackRock Advantage Large Cap Growth Fund (“Advantage Large Cap Growth Fund”) and BlackRock Advantage Small Cap Core Fund (“Advantage Small Cap Core Fund,” and together with Advantage International Fund and Advantage Large Cap Growth Fund, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement   (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Advantage Small Cap Core Fund ranked in the first quartiles against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Advantage Large Cap Growth Fund ranked in the second, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

The Board noted that for each of the one-, three- and five-year periods reported, Advantage International Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	77

Disclosure of Investment Advisory Agreement   (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 152 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	79

Trustee and Officer Information   (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015;Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 152 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 152 Portfolios	None

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information   (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 251 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	81

Trustee and Officer Information   (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head of Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	83

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-5/21-AR

MAY 31, 2021

2021 Annual Report

BlackRock FundsSM

🌑	BlackRock Energy Opportunities Fund

🌑	BlackRock High Equity Income Fund

🌑	BlackRock International Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.95%	40.32%

U.S. small cap equities (Russell 2000® Index)	25.28	64.56

International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41

Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

Energy stocks delivered strong returns in the annual period. After falling sharply in early 2020 due to concerns about the potential impact of COVID-19 on energy demand, oil prices and the related equities continued to trend lower through the end of October 2020. The outlook changed considerably in early November 2020, however, when the release of a vaccine for the coronavirus provided a path to a re-opening of the global economy. Energy stocks responded in kind, staging an impressive rally that allowed the MSCI World Energy Index to recapture its earlier losses and finish the period with a gain.

While the Fund delivered a robust absolute return, it did not keep pace with the benchmark. The Fund’s overweight position in the exploration and production (“E&P”) sub-sector contributed to relative performance, as did stock selection within the refining and marketing category. On the other hand, an underweight in the integrated sub-sector detracted from Fund performance.

Among individual holdings, an out-of-benchmark position in Petroleo Brasileiro SA (Petrobras) was the largest detractor from relative performance. Shares of the Brazilian state-owned integrated oil producer declined following an unexpected change in its chief executive officer, which the market saw as the first step in deeper government influence in its longer-term strategy. CNOOC Ltd. also lagged after the United States cited a number of companies for their links to the Chinese military. An underweight position in Occidental Petroleum Corp. detracted from relative performance as well.

An underweight in Exxon Mobil Corp., a large index component that did not keep pace with its sector peers, was the largest contributor to relative performance. Positions in E&P stocks that benefited from the oil price recovery, including Hess Corp. and Pioneer Natural Resources Co., also contributed positively.

Describe recent portfolio activity.

Early in the period, the investment adviser sought to capitalize on the energy sector’s weak performance by purchasing what it believed were higher-quality, financially strong companies trading near historically low valuations. It primarily added to existing positions in large-cap international companies that it saw as being in the best position to take advantage of an eventual recovery.

As the reporting period progressed, the investment adviser added E&P stocks that were delivering operational results, which were in line with, or ahead of, expectations. It also increased the Fund’s weighting in refining stocks to capitalize on an anticipated boost in gasoline demand stemming from the re-opening. The investment adviser funded these new purchases by reducing the portfolio’s holdings in the more defensive distribution industry.

Describe portfolio positioning at period end.

The Fund was overweight in the exploration and production industry, and it was underweight in the integrated, distribution, oil services and refining/marketing industries. The investment adviser maintained a bias toward higher-quality oil producers that it believes will gain the largest benefit from continued strength in oil prices. In contrast, the investment adviser tilted away from the oil services sub-sector, where many companies are likely to continue to face headwinds from industry overcapacity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of May 31, 2021 (continued)	BlackRock Energy Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	The MSCI World Energy Index is designed to capture the large and mid-cap segments across developed markets countries.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	30.70%	33.50%	N/A	(0.97)%	N/A	(5.11)%	N/A
Service	30.30	32.90	N/A	(1.38)	N/A	(5.49)	N/A
Investor A	30.35	33.00	26.02%	(1.38)	(2.44)%	(5.51)	(6.01)%
Investor C	29.78	31.89	30.89	(2.10)	(2.10)	(6.05)	(6.05)
MSCI World Energy Index	33.27	35.43	N/A	(0.31)	N/A	(2.06)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,307.00	$ 5.23		$ 1,000.00	$ 1,020.39	$ 4.58		0.91%
Service	1,000.00	1,303.00	7.58		1,000.00	1,018.35	6.64		1.32
Investor A	1,000.00	1,303.50	7.58		1,000.00	1,018.35	6.64		1.32
Investor C	1,000.00	1,297.80	11.69		1,000.00	1,014.76	10.25		2.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Energy Opportunities Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Chevron Corp.	13%
Royal Dutch Shell PLC, B Shares	10
TOTAL SE	8
Exxon Mobil Corp.	7
ConocoPhillips	7
Canadian Natural Resources Ltd.	4
Suncor Energy, Inc.	4
Pioneer Natural Resources Co.	4
Hess Corp.	4
Valero Energy Corp.	4

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	96%
Energy Equipment & Services	2
Short-Term Securities	1
Other Assets	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance came from investment decisions in the communication services sector. Notably, an overweight allocation to the diversified telecommunication (“telecom”) services industry hurt relative returns, as did an underweight allocation to interactive media & services that resulted from a lack of dividend-paying stocks in the industry. Stock selection in the wireless telecom services industry also weighed on results in the sector. Elsewhere, among utilities, stock selection in the electric utilities industry held back relative performance. Other meaningful detractors during the period included stock selection and an overweight allocation to health care stocks and an underweight allocation to industrials. Lastly, the use of equity-linked notes enhanced portfolio yield but detracted from relative performance during the period.

Conversely, the largest contribution to the Fund’s performance at the sector level came from investment decisions in the information technology sector. In particular, strong stock selection in the software industry and a combination of stock selection and an underweight allocation to semiconductors & semiconductor equipment companies boosted relative returns. Within the consumer discretionary sector, an overweight allocation to automobiles and a combination of stock selection and an underweight allocation to household durables proved beneficial. Other modest contributors included the Fund’s underweight allocation to real estate and overweight allocation to the energy sector.

Describe recent portfolio activity.

The Fund increased its exposure to the financials and industrials sectors during the period. Conversely, the Fund reduced its exposure to the energy and communication services sectors.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care and consumer staples sectors. Relative to the benchmark, the Fund’s largest overweight positions were in financials, health care and consumer staples, while the largest relative underweights were in the industrials, materials and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2021 (continued)	BlackRock High Equity Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	20.62%	40.81%	N/A	11.26%	N/A	9.50%	N/A
Service	20.52	40.46	N/A	10.97	N/A	9.13	N/A
Investor A	20.45	40.44	33.07%	10.97	9.78%	9.12	8.53%
Investor C	20.02	39.41	38.41	10.15	10.15	8.47	8.47
Class K	20.70	40.93	N/A	11.28	N/A	9.51	N/A
Russell 1000® Value Index	22.94	44.38	N/A	12.33	N/A	11.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock High Equity Income Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,206.20	$4.68		$ 1,000.00	$ 1,020.71	$ 4.29		0.85%
Service	1,000.00	1,205.20	6.08		1,000.00	1,019.45	5.57		1.10
Investor A	1,000.00	1,204.50	6.08		1,000.00	1,019.45	5.57		1.10
Investor C	1,000.00	1,200.20	10.20		1,000.00	1,015.71	9.35		1.85
Class K	1,000.00	1,207.00	4.43		1,000.00	1,020.94	4.05		0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

BAE Systems PLC	3%
Wells Fargo & Co.	2
Cisco Systems, Inc.	2
Apollo Global Management, Inc.	2
General Motors Co.	2
AT&T Inc.	2
Raytheon Technologies Corp.	2
Vodafone Group PLC	2
BP PLC	2
British American Tobacco PLC	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	29%
Health Care	18
Consumer Staples	11
Information Technology	9
Communication Services	7
Utilities	7
Industrials	7
Energy	7
Consumer Discretionary	5
Real Estate	1
Materials	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2021	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex USA.

What factors influenced performance?

During the period, the Fund’s overweight exposures to the consumer staples and health care sectors were the largest detractors from returns as investors favored more cyclical sectors. An underweight to materials sector also detracted. At the individual security level, overweight positions to U.K. cigarette and tobacco producer British American Tobacco PLC, French pharmaceutical developer Sanofi and U.K. household products manufacturer Reckitt Benckiser Group PLC detracted most from relative performance as these and other defensive stocks lagged during the second half of the period in part because of positive vaccine news. Shares of British American Tobacco sold off during the third quarter of 2020 as U.K.-listed dividend stocks were out of favor. A merger announcement weighed on Sanofi’s share price. Lastly, investors have become increasingly cautious regarding the outlook for Reckitt Benckiser as the company’s hygiene business has continued to deliver the majority of its sales growth, while its health and nutrition divisions reported falling sales over multiple quarters.

Conversely, the largest contribution to relative performance came from an underweight to the utilities sector. Security selection within financials and a lack of exposure to energy also added to relative performance. The largest individual contributors to relative returns came from the Fund’s positions in Spanish bank Bankinter SA, Taiwan Semiconductor Manufacturing Company Ltd. (TSMC) and German package delivery firm Deutsche Post AG. Shares of Bankinter benefited from investor rotation among names positioned to benefit from the yield curve steepening that occurred during the first quarter of 2021. TSMC performed well as the company reported 25% net revenue growth based on strong demand for its 5-nanometer chips. Finally, Deutsche Post reported strong financial results for the third quarter of 2020, with revenue growth accelerating meaningfully.

Describe recent portfolio activity.

The Fund’s investment adviser was especially active in adjusting the portfolio during the second half of the period due to COVID-19 impacts. An overweight to financials was increased as the Fund added to a number of existing positions across bank and insurance stocks. In addition, the Fund’s overweight to information technology (“IT”) was increased through the initiation of positions in Spanish travel transaction processor Amadeus IT Group SA, U.S. credit card company Visa, Inc. and TSMC. The Fund also increased its position sizes within IT, most notably across the IT services sub-sector. In contrast, exposure to health care was reduced across pharmaceuticals and health care providers & services stocks. Lastly, exposure to communication services was decreased by exiting Rogers Communications, Inc. and Tele2 AB, and trimming the Fund’s position in TELUS Corp. (Canada).

Describe portfolio positioning at period end.

At period end, the Fund was overweight in the health care and consumer staples sectors. The Fund had no exposure to energy or real estate, and limited exposure to utilities stocks. Regionally, the Fund was overweight the United Kingdom, France and the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock International Dividend Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)

The MSCI ACWI ex USA. is a free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.96%	30.98%	N/A	9.09%	N/A	4.79%	N/A
Service	13.77	30.64	N/A	8.80	N/A	4.45	N/A
Investor A	13.81	30.67	23.80%	8.80	7.63%	4.49	3.93%
Investor C	13.39	29.70	28.70	7.99	7.99	3.87	3.87
Class K	13.95	31.04	N/A	9.12	N/A	4.81	N/A
MSCI All Country World Index ex USA	15.81	42.78	N/A	10.88	N/A	5.36	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2021 (continued)	BlackRock International Dividend Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,139.60	$ 4.48		$ 1,000.00	$ 1,020.74	$ 4.23		0.84%
Service	1,000.00	1,137.70	5.81		1,000.00	1,019.50	5.49		1.09
Investor A	1,000.00	1,138.10	5.81		1,000.00	1,019.50	5.49		1.09
Investor C	1,000.00	1,133.90	9.79		1,000.00	1,015.76	9.25		1.84
Class K	1,000.00	1,139.50	4.21		1,000.00	1,020.99	3.98		0.79

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Sanofi	5%
Reckitt Benckiser Group PLC	5
Diageo PLC	5
Taiwan Semiconductor Manufacturing Co. Ltd.	5
Ferguson PLC	4
TELUS Corp.	4
Amadeus IT Group SA	4
RELX PLC	4
Prudential PLC	4
Unilever PLC	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United Kingdom	29%
France	17
United States	14
China	8
Spain	6
Taiwan	5
Canada	4
Singapore	4
India	4
Denmark	3
Netherlands	3
Australia	2
Mexico	1

(a)	Excludes short-term securities.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock High Equity Income Fund and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Equity Income Fund’s Class K Shares performance shown prior to the Class K Shares inception date of April 21, 2020 is that of Institutional Shares. BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Effective on or about the close of business on July 6, 2021, BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund’s Service Shares will be converted into Investor A Shares. Effective on or about the close of business on August 18, 2021, BlackRock High Equity Income Fund’s Service Shares will be converted into Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E	13

Schedule of Investments May 31, 2021	BlackRock Energy Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 2.0%
Baker Hughes Co.	139,155	$3,395,382
Poseidon Concepts Corp.(a)	35,081	25

		3,395,407

Food Products — 0.7%
Darling Ingredients, Inc.(a)	17,309	1,184,974

Oil, Gas & Consumable Fuels — 95.9%
Aker BP ASA	92,149	2,699,873
ARC Resources Ltd.	290,685	2,235,298
BP PLC	984,877	4,300,257
Cairn Energy PLC	567,217	1,307,760
Canadian Natural Resources Ltd.	213,619	7,490,192
Chevron Corp.	213,666	22,176,394
CNOOC Ltd.	1,489,000	1,614,732
ConocoPhillips	202,367	11,279,937
Devon Energy Corp.	171,045	4,542,955
EOG Resources, Inc.	27,394	2,200,834
Equinor ASA	196,537	4,236,224
Exxon Mobil Corp.	195,609	11,417,697
Hess Corp.	73,913	6,195,388
Kinder Morgan, Inc.	236,440	4,336,310
Kosmos Energy Ltd.(a)	507,537	1,613,968
Longview Energy Co. (Acquired 08/13/04, cost $1,143,119)(a)(b)(c)	85,400	1
LUKOIL PJSC, ADR	21,148	1,721,394
Marathon Petroleum Corp.	94,942	5,867,416
Oil Search Ltd.	371,752	1,040,984
Pioneer Natural Resources Co.	41,324	6,289,100
Royal Dutch Shell PLC, B Shares	896,339	16,299,024
Santos Ltd.	477,670	2,489,206

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Suncor Energy, Inc.	288,657	$6,704,507
TC Energy Corp.	103,519	5,220,079
TOTAL SE	301,979	14,003,260
Tourmaline Oil Corp.	97,077	2,366,458
Valero Energy Corp.	76,084	6,117,154
Williams Cos., Inc.	181,610	4,783,607

		160,550,009

Total Long-Term Investments — 98.6% (Cost: $133,760,772)		165,130,390

Short-Term Securities(d)(e)

Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	1,311,781	1,311,781

Total Short-Term Securities — 0.8% (Cost: $1,311,781)		1,311,781

Total Investments — 99.4% (Cost: $135,072,553)		166,442,171

Other Assets Less Liabilities — 0.6%		1,020,508

Net Assets — 100.0%		$167,462,679

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1, representing 0.0% of its net assets as of period end, and an original cost of $1,143,119.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,933,763	$ —		$ (3,621,982	)(a)	$—	$—	$1,311,781	1,311,781	$1,283		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	66	(a)	—		(66)	—	—	—	14	(c)	—

						$(66)	$—	$1,311,781		$1,297		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Energy Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$3,395,382	$25	$—	$3,395,407
Food Products	1,184,974	—	—	1,184,974
Oil, Gas & Consumable Fuels	110,837,294	49,712,714	1	160,550,009
Short-Term Securities
Money Market Funds	1,311,781	—	—	1,311,781

	$116,729,431	$49,712,739	$1	$166,442,171

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments May 31, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.5%
BAE Systems PLC	1,793,629	$13,363,534
Huntington Ingalls Industries, Inc.	8,352	1,805,786
Raytheon Technologies Corp.	93,753	8,316,828

		23,486,148

Automobiles — 2.0%
General Motors Co.(a)	172,100	10,207,251

Banks — 5.0%
Citigroup, Inc.	64,876	5,106,390
Comerica, Inc.	55,182	4,331,235
U.S. Bancorp	60,406	3,671,477
Wells Fargo & Co.	271,636	12,690,833

		25,799,935

Beverages — 1.0%
Coca-Cola Co.	89,928	4,972,119

Biotechnology — 0.9%
Acerta Pharma BV, Series B (Acquired 05/06/15, cost $1,815,300)(a)(b)(c)	31,555,035	4,445,158

Capital Markets — 3.6%
Apollo Global Management, Inc.	187,795	10,768,165
Intercontinental Exchange, Inc.	33,678	3,801,573
Morgan Stanley	47,349	4,306,391

		18,876,129

Chemicals — 0.5%
Corteva, Inc.	52,655	2,395,803

Communications Equipment — 2.2%
Cisco Systems, Inc.	214,092	11,325,467

Consumer Finance — 1.0%
Capital One Financial Corp.	31,356	5,041,418

Diversified Financial Services — 0.8%
Equitable Holdings, Inc.	127,814	4,058,095

Diversified Telecommunication Services — 3.1%
AT&T Inc.	284,729	8,379,575
Verizon Communications, Inc.	134,568	7,601,746

		15,981,321

Electric Utilities — 2.3%
American Electric Power Co., Inc.	38,897	3,345,142
Edison International	72,742	4,064,095
FirstEnergy Corp.	36,137	1,369,954
Southern Co.	46,322	2,960,902

		11,740,093

Equity Real Estate Investment Trusts (REITs) — 0.7%
PotlatchDeltic Corp.	31,983	1,925,377
Rayonier, Inc.	51,123	1,952,387

		3,877,764

Food Products — 1.3%
Danone SA	69,607	4,962,187
Kraft Heinz Co.	37,594	1,638,722

		6,600,909

Health Care Equipment & Supplies — 2.0%
Medtronic PLC	48,425	6,130,121
Zimmer Biomet Holdings, Inc.	24,850	4,183,000

		10,313,121

Health Care Providers & Services — 3.8%
Anthem, Inc.	14,682	5,846,666

Security	Shares	Value

Health Care Providers & Services (continued)
Cardinal Health, Inc.	36,798	$2,063,264
CVS Health Corp.	86,061	7,439,113
Quest Diagnostics, Inc.	12,983	1,709,471
UnitedHealth Group, Inc.	5,878	2,421,266

		19,479,780

Household Products — 1.3%
Kimberly-Clark Corp.	51,250	6,694,787

Industrial Conglomerates — 0.0%
Siemens AG, Registered Shares	1,276	207,016

Insurance — 7.7%
American International Group, Inc.	144,874	7,655,142
Arthur J. Gallagher & Co.	22,804	3,343,295
CNA Financial Corp.	56,319	2,692,611
Fidelity National Financial, Inc.	103,267	4,852,516
MetLife, Inc.	78,606	5,137,688
Prudential Financial, Inc.	56,125	6,003,691
Prudential PLC	243,610	5,191,988
Swiss Re AG	55,263	5,311,317

		40,188,248

IT Services — 1.8%
Cognizant Technology Solutions Corp., Class A	82,140	5,877,938
Fidelity National Information Services, Inc.	22,202	3,307,654

		9,185,592

Machinery — 0.2%
Stanley Black & Decker, Inc.	5,310	1,151,208

Multiline Retail — 0.7%
Dollar General Corp.	17,331	3,517,500

Multi-Utilities — 2.1%
Ameren Corp.	36,412	3,065,890
Consolidated Edison, Inc.	28,093	2,169,903
NiSource, Inc.	72,941	1,859,996
Public Service Enterprise Group, Inc.	64,306	3,994,689

		11,090,478

Oil, Gas & Consumable Fuels — 4.3%
BP PLC	1,845,102	8,056,246
ConocoPhillips	73,501	4,096,946
Marathon Petroleum Corp.	85,037	5,255,287
Williams Cos., Inc.	184,500	4,859,730

		22,268,209

Personal Products — 1.3%
Unilever PLC, ADR	116,650	6,995,500

Pharmaceuticals — 5.5%
AstraZeneca PLC	56,824	6,481,796
Bayer AG, Registered Shares	106,799	6,723,633
Johnson & Johnson	26,732	4,524,391
Pfizer, Inc.	96,441	3,735,160
Sanofi	67,768	7,208,772

		28,673,752

Professional Services — 0.3%
Robert Half International, Inc.	20,049	1,780,151

Software — 1.1%
SS&C Technologies Holdings, Inc.	80,380	5,937,671

Specialty Retail — 0.3%
Ross Stores, Inc.	12,526	1,583,161

Technology Hardware, Storage & Peripherals — 0.9%
Samsung Electronics Co. Ltd., GDR	2,586	4,672,684

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Textiles, Apparel & Luxury Goods — 1.0%
Gildan Activewear, Inc.		146,830	$5,309,373

Tobacco — 2.5%
Altria Group, Inc.		100,272	4,935,388
British American Tobacco PLC		202,910	7,828,020

			12,763,408

Wireless Telecommunication Services — 1.6%
Vodafone Group PLC		4,461,178	8,087,917

Total Common Stocks — 67.3% (Cost: $284,425,499)			348,707,166

		Par (000)

Equity-Linked Notes

Aerospace & Defense — 0.7%
CIBC World Markets Corp. (Raytheon Technologies Corp.) 17.45% 06/14/21	USD	32,300	2,770,659
SG Americas Securities LLC (Huntington Ingalls Industries, Inc.) 20.33% 07/15/21(b)		4,400	943,228

			3,713,887

Automobiles — 1.0%
Citigroup Global Markets, Inc. (General Motors Co.) 23.04% 06/07/21(b)		87,500	5,159,875

Banks — 3.2%
Barclays Capital, Inc. (Citigroup, Inc.) 18.10% 07/15/21		34,800	2,732,148
JP Morgan Securities LLC (Comerica, Inc.) 20.94% 07/15/21		29,700	2,287,770
RBC Capital Markets LLC (Wells Fargo & Co.) 25.85% 06/07/21		141,900	6,660,400
TD Securities (USA) LLC (U.S. Bancorp) 14.76% 06/25/21		76,400	4,657,819

			16,338,137

Beverages — 0.5%
TD Securities, Inc. (Coca-Cola Co.) 17.54% 06/18/21		45,700	2,478,055

Capital Markets — 1.6%
Barclays Capital, Inc. (Apollo Global Management, Inc.) 22.28% 06/25/21		60,000	3,425,557
JP Morgan Securities LLC (Morgan Stanley) 16.13% 07/06/21(b)		25,100	2,248,807
SG Americas Securities LLC (Intercontinental Exchange, Inc.) 8.90% 06/01/21		7,000	784,731
SG Americas Securities LLC (Intercontinental Exchange, Inc.) 10.89% 07/12/21		18,000	2,016,360

			8,475,455

Chemicals — 0.5%
BMO Capital Markets Corp. (Corteva, Inc.) 20.15% 07/01/21		58,400	2,684,434

Communications Equipment — 1.2%
BMO Capital Markets Corp. (Cisco Systems, Inc.) 11.59% 07/06/21(b)		113,500	6,026,169

Consumer Finance — 0.5%
Goldman Sachs & Co. LLC (Capital One Financial Corp.) 18.80% 07/08/21(b)		16,800	2,684,640

Security		Par (000)	Value

Diversified Financial Services — 0.7%
Citigroup Global Markets, Inc. (Equitable Holdings, Inc.) 17.29% 07/08/21(b)	USD	68,700	$2,221,071
RBC Capital Markets LLC (Blackstone Group, Inc.) 22.46% 06/07/21		17,200	1,562,424

			3,783,495

Diversified Telecommunication Services — 1.6%
BMO Capital Markets Corp. (Verizon Communications, Inc.) 10.93% 07/06/21(b)		119,500	6,754,738
JP Morgan Securities LLC (AT&T Inc.) 7.58% 06/14/21		56,600	1,671,863

			8,426,601

Electric Utilities — 1.2%
BMO Capital Markets Corp. (Edison International) 20.41% 07/06/21(b)		38,600	2,182,714
Goldman Sachs & Co. LLC (Southern Co.) 18.02% 07/01/21		13,900	902,469
SG Americas Securities LLC (American Electric Power Co., Inc.) 13.10% 06/01/21		10,100	865,003
SG Americas Securities LLC (American Electric Power Co., Inc.) 10.07% 07/12/21		20,900	1,787,995
SG Americas Securities LLC (PPL Corp.) 10.36% 06/01/21		15,900	462,290

			6,200,471

Equity Real Estate Investment Trusts (REITs) — 0.4%
RBC Capital Markets LLC (PotlatchDeltic Corp.) 21.61% 06/18/21		16,200	970,130
RBC Capital Markets LLC (Rayonier, Inc.) 17.57% 06/18/21		26,000	965,520

			1,935,650

Food Products — 1.0%
BOFA Securities, Inc. (Kraft Heinz Co.) 17.90% 06/25/21		64,900	2,807,942
Credit Suisse Securities (USA) LLC (Danone SA) 28.20% 06/10/21	EUR	35,400	2,522,528

			5,330,470

Health Care Equipment & Supplies — 1.0%
BOFA Securities, Inc. (Medtronic PLC) 19.62% 06/18/21	USD	24,600	3,112,660
RBC Capital Markets LLC (Zimmer Biomet Holdings, Inc.) 18.95% 06/18/21		12,500	2,127,458

			5,240,118

Health Care Providers & Services — 1.9%
BNP Paribas Securities Corporation (Cardinal Health, Inc.) 17.58% 07/08/21(b)		19,800	1,102,860
BOFA Securities, Inc. (Anthem, Inc.) 24.74% 06/07/21		7,700	3,003,237
Goldman Sachs & Co. LLC (UnitedHealth Group, Inc.) 15.70% 07/01/21		3,100	1,283,709
JP Morgan Securities LLC (CVS Health Corp.) 13.34% 06/14/21		43,800	3,440,417
JP Morgan Securities LLC (Quest Diagnostics, Inc.) 22.45% 07/15/21		6,900	902,865

			9,733,088

Household Products — 0.3%
Credit Suisse Securities (USA) LLC (Kimberly-Clark Corp.) 24.99% 06/07/21		11,400	1,486,019

Industrial Conglomerates — 0.5%
HSBC Securities (USA), Inc. (Siemens AG) 13.00% 06/04/21	EUR	16,400	2,660,182

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance — 4.9%
BNP Paribas Securities Corporation (CNA Financial Corp.) 19.21% 07/08/21(b)	USD	30,300	$1,426,524
BNP Paribas Securities Corporation (MetLife, Inc.) 18.04% 07/01/21		41,600	2,724,447
BOFA Securities, Inc. (American International Group, Inc.) 21.83% 06/25/21		115,105	5,824,695
Citigroup Global Markets, Inc. (Fidelity National Financial, Inc.) 18.33% 06/01/21		56,600	2,516,274
Credit Suisse Securities (USA) LLC (Fidelity National Financial, Inc.) 14.35% 07/12/21		55,600	2,590,960
SG Americas Securities LLC (Arthur J. Gallagher & Co.) 11.51% 06/01/21		18,200	2,443,259
SG Americas Securities LLC (Arthur J. Gallagher & Co.) 13.88% 07/12/21		12,200	1,786,924
SG Americas Securities LLC (Prudential Financial, Inc.) 19.55% 06/01/21		29,800	2,944,237
SG Americas Securities LLC (Prudential Financial, Inc.) 15.66% 07/12/21		30,200	3,217,417

			25,474,737

IT Services — 0.7%
BMO Capital Markets Corp. (Fidelity National Information Services, Inc.) 14.58% 06/14/21		11,300	1,681,505
BNP Paribas Securities Corporation (Cognizant Technology Solutions Corp.) 19.34% 07/01/21(b)		24,200	1,721,104

			3,402,609

Machinery — 0.1%
Goldman Sachs & Co. LLC (Stanley Black & Decker, Inc.) 21.79% 07/01/21		2,800	606,259

Multiline Retail — 0.4%
Goldman Sachs & Co. LLC (Dollar General Corp.) 15.66% 07/12/21		9,300	1,900,827

Multi-Utilities — 1.4%
Goldman Sachs & Co. LLC (NiSource, Inc.) 13.80% 07/06/21(b)		38,700	983,367
RBC Capital Markets LLC (Consolidated Edison, Inc.) 15.34% 06/14/21		14,200	1,100,964
SG Americas Securities LLC (Ameren Corp.) 9.99% 06/01/21		19,300	1,616,128
SG Americas Securities LLC (Ameren Corp.) 16.18% 07/12/21		19,300	1,614,831
TD Securities, Inc. (Public Service Enterprise Group, Inc.) 19.17% 06/18/21		32,700	2,024,932

			7,340,222

Oil, Gas & Consumable Fuels — 2.3%
Credit Suisse Securities (USA) LLC (BP PLC) 18.30% 06/04/21	GBP	624,900	2,720,027
JP Morgan Securities LLC (ConocoPhillips) 21.72% 07/01/21	USD	38,900	2,171,586
SG Americas Securities LLC (Kinder Morgan, Inc.) 22.55% 06/01/21		71,100	1,266,163
TD Securities (USA) LLC (Marathon Petroleum Corp.) 34.59% 06/25/21		55,600	3,419,035
TD Securities (USA) LLC (Williams Cos., Inc.) 22.16% 06/25/21		96,300	2,471,301

			12,048,112

Security		Par (000)	Value

Personal Products — 1.4%
Citigroup Global Markets, Inc. (Unilever PLC) 12.99% 06/01/21	USD	60,700	$3,582,427
SG Americas Securities LLC (Unilever PLC) 9.22% 07/12/21		62,700	3,735,842

			7,318,269

Pharmaceuticals — 2.8%
Credit Suisse Securities (USA) LLC (Sanofi) 28.25% 06/10/21	EUR	34,500	3,631,986
Goldman Sachs & Co. LLC (Pfizer, Inc.) 11.23% 07/06/21(b)	USD	51,100	1,992,389
JP Morgan Securities LLC (Johnson & Johnson) 12.89% 06/14/21		13,500	2,266,362
RBC Capital Markets LLC (AstraZeneca PLC) 12.41% 06/04/21	GBP	28,800	3,062,166
RBC Capital Markets LLC (Bayer AG) 41.43% 06/10/21	EUR	54,300	3,452,084

			14,404,987

Professional Services — 0.2%
JP Morgan Securities LLC (Robert Half International, Inc.) 18.72% 07/15/21	USD	10,700	940,770

Road & Rail — 0.2%
BOFA Securities, Inc. (Union Pacific Corp.) 24.95% 06/07/21		3,800	842,467

Software — 0.5%
JP Morgan Securities LLC (Open Text Corp.) 16.61% 06/14/21		22,200	1,046,153
JP Morgan Securities LLC (SS&C Technologies Holdings, Inc.) 15.44% 06/14/21		23,100	1,712,774

			2,758,927

Specialty Retail — 0.2%
JP Morgan Securities LLC (Ross Stores, Inc.) 21.80% 07/15/21		6,600	817,542

Technology Hardware, Storage & Peripherals — 0.4%
HSBC Bank USA N.A. (Samsung Electronics Co. Ltd.) 18.10% 06/10/21		1,200	2,172,049

Tobacco — 0.7%
BOFA Securities, Inc. (Altria Group, Inc.) 22.73% 06/07/21		51,000	2,448,639
RBC Capital Markets LLC (British American Tobacco PLC) 12.52% 06/04/21	GBP	34,600	1,336,008

			3,784,647

Wireless Telecommunication Services — 0.8%
Credit Suisse Securities (USA) LLC (Vodafone Group PLC) 15.55% 06/10/21		2,270,800	4,140,685

Total Equity-Linked Notes — 34.8% (Cost: $178,635,568)			180,309,855

Total Long-Term Investments — 102.1% (Cost: $463,061,067)			529,017,021

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(d)(e)

Money Market Funds — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	11,867,334	$11,867,334

Total Short-Term Securities — 2.3% (Cost: $11,867,334)		11,867,334

Total Investments — 104.4% (Cost: $474,928,401)		540,884,355

Liabilities in Excess of Other Assets — (4.4)%		(22,842,759)

Net Assets — 100.0%		$518,041,596

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,445,158, representing 0.9% of its net assets as of period end, and an original cost of $1,815,300.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund,
Institutional Class	$529,567	$11,337,767	(a)	$—		$—	$—	$11,867,334	11,867,334	$3,529		$—
SL Liquidity Series, LLC, Money
Market Series(b)	939,602	—		(939,474	)(a)	(13)	(115)	—	—	1,581	(c)	—

						$(13)	$(115)	$11,867,334		$5,110		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$10,122,614	$13,363,534	$ —	$ 23,486,148
Automobiles	10,207,251	—	—	10,207,251
Banks	25,799,935	—	—	25,799,935
Beverages	4,972,119	—	—	4,972,119

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2021	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Biotechnology	$—	$—	$4,445,158	$4,445,158
Capital Markets	18,876,129	—	—	18,876,129
Chemicals	2,395,803	—	—	2,395,803
Communications Equipment	11,325,467	—	—	11,325,467
Consumer Finance	5,041,418	—	—	5,041,418
Diversified Financial Services	4,058,095	—	—	4,058,095
Diversified Telecommunication Services	15,981,321	—	—	15,981,321
Electric Utilities	11,740,093	—	—	11,740,093
Equity Real Estate Investment Trusts (REITs)	3,877,764	—	—	3,877,764
Food Products	1,638,722	4,962,187	—	6,600,909
Health Care Equipment & Supplies	10,313,121	—	—	10,313,121
Health Care Providers & Services	19,479,780	—	—	19,479,780
Household Products	6,694,787	—	—	6,694,787
Industrial Conglomerates	—	207,016	—	207,016
Insurance	29,684,943	10,503,305	—	40,188,248
IT Services	9,185,592	—	—	9,185,592
Machinery	1,151,208	—	—	1,151,208
Multiline Retail	3,517,500	—	—	3,517,500
Multi-Utilities	11,090,478	—	—	11,090,478
Oil, Gas & Consumable Fuels	14,211,963	8,056,246	—	22,268,209
Personal Products	6,995,500	—	—	6,995,500
Pharmaceuticals	8,259,551	20,414,201	—	28,673,752
Professional Services	1,780,151	—	—	1,780,151
Software	5,937,671	—	—	5,937,671
Specialty Retail	1,583,161	—	—	1,583,161
Technology Hardware, Storage & Peripherals	—	4,672,684	—	4,672,684
Textiles, Apparel & Luxury Goods	5,309,373	—	—	5,309,373
Tobacco	4,935,388	7,828,020	—	12,763,408
Wireless Telecommunication Services	—	8,087,917	—	8,087,917
Equity-Linked Notes	—	144,862,369	35,447,486	180,309,855
Short-Term Securities
Money Market Funds	11,867,334	—	—	11,867,334

	$278,034,232	$222,957,479	$39,892,644	$540,884,355

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total

Assets
Opening Balance, as of May 31, 2020	$4,152,327	$4,566,570	$—	$8,718,897
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(4,566,570)	—	(4,566,570)
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	292,831	—	129,523	422,354
Purchases	—	—	35,317,963	35,317,963
Sales	—	—	—	—

Closing Balance, as of May 31, 2021	$4,445,158	$—	$35,447,486	$39,892,644

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2021(b)	$292,831	$—	$129,523	$422,354

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2021, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2021	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.9%
Ansell Ltd.	145,182	$4,624,317

Canada — 4.4%
TELUS Corp.	476,531	10,689,504

China — 5.9%
China Feihe Ltd.(a)	3,167,000	8,858,999
ENN Energy Holdings Ltd.	304,100	5,582,174

		14,441,173

Denmark — 3.4%
Novo Nordisk A/S, Class B	105,158	8,320,395

France — 16.6%
Air Liquide SA	20,809	3,539,077
EssilorLuxottica SA	55,076	9,557,017
LVMH Moet Hennessy Louis Vuitton SE	10,707	8,538,257
Sanofi	113,639	12,088,267
Schneider Electric SE	43,905	6,948,464

		40,671,082

India — 3.8%
HDFC Bank Ltd.(b)	373,955	7,794,881
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $7,423,816)(b)(c)(d)	9,970	1,643,754

		9,438,635

Mexico — 0.8%
Wal-Mart de Mexico SAB de CV	637,100	2,092,918

Netherlands — 3.0%
Koninklijke Philips NV	128,751	7,246,536

Singapore — 4.3%
DBS Group Holdings Ltd.	213,400	4,841,344
United Overseas Bank Ltd.	284,000	5,595,981

		10,437,325

Spain — 6.0%
Amadeus IT Group SA(b)	139,717	10,557,312
Bankinter SA	713,293	4,092,752

		14,650,064

Taiwan — 4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	512,000	11,076,051

United Kingdom — 28.9%
AstraZeneca PLC	85,018	9,697,827
BAE Systems PLC	913,899	6,809,056
Diageo PLC	233,828	11,288,828
Prudential PLC	488,230	10,405,501
Reckitt Benckiser Group PLC	132,056	11,935,307

Security	Shares	Value

United Kingdom (continued)
RELX PLC	400,501	$10,482,899
Unilever PLC	173,210	10,392,750

		71,012,168

United States — 13.0%
Estee Lauder Cos., Inc., Class A	28,139	8,625,166
Ferguson PLC	80,163	10,889,749
Otis Worldwide Corp.	69,519	5,445,423
Visa, Inc., Class A	30,959	7,036,981

		31,997,319

Total Common Stocks — 96.5% (Cost: $194,570,312)		236,697,487

Preferred Securities

Preferred Stocks — 2.0%

China — 2.0%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,770,046)(b)(c)(d)	101,000	5,051,010

Total Preferred Securities — 2.0% (Cost: $2,770,046)		5,051,010

Total Long-Term Investments — 98.5% (Cost: $197,340,358)		241,748,497

Short-Term Securities(e)(f)

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	3,151,672	3,151,672

Total Short-Term Securities — 1.3% (Cost: $3,151,672)		3,151,672

Total Investments — 99.8% (Cost: $200,492,030)		244,900,169

Other Assets Less Liabilities — 0.2%		401,456

Net Assets — 100.0%		$245,301,625

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6,694,764, representing 2.7% of its net assets as of period end, and an original cost of $10,193,862.

(e)	Affiliate of the Fund.

(f)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2021	BlackRock International Dividend Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,002,612	$1,149,060	(a)	$ —	$—	$—	$3,151,672	3,151,672	$339	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$4,624,317	$—	$4,624,317
Canada	10,689,504	—	—	10,689,504
China	—	14,441,173	—	14,441,173
Denmark	8,320,395	—	—	8,320,395
France	—	40,671,082	—	40,671,082
India	—	7,794,881	1,643,754	9,438,635
Mexico	2,092,918	—	—	2,092,918
Netherlands	—	7,246,536	—	7,246,536
Singapore	—	10,437,325	—	10,437,325
Spain	—	14,650,064	—	14,650,064
Taiwan	—	11,076,051	—	11,076,051
United Kingdom	—	71,012,168	—	71,012,168
United States	21,107,570	10,889,749	—	31,997,319
Preferred Securities	—	—	5,051,010	5,051,010
Short-Term Securities
Money Market Funds	3,151,672	—	—	3,151,672

	$45,362,059	$192,843,346	$6,694,764	$244,900,169

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock International Dividend Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets
Opening Balance, as of May 31, 2020	$2,094,797	$5,139,890	$7,234,687
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(451,043)	(88,880)	(539,923)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of May 31, 2021	$1,643,754	$5,051,010	$6,694,764

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2021(b)	$(451,043)	$(88,880)	$(539,923)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2021, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)

Assets
Common Stocks	$1,643,754	Market	Revenue Multiple	7.25x
Preferred Securities(b)	5,051,010	Market	Recent Transactions	—

	$6,694,764

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

(b)

For the period ended May 31, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $5,051,010 changed to Transaction Price Approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	23

Statements of Assets and Liabilities

May 31, 2021

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

ASSETS

Investments at value — unaffiliated(a)	$165,130,390	$529,017,021	$241,748,497

Investments at value — affiliated(b)	1,311,781	11,867,334	3,151,672

Cash	31,997	3,520	—

Foreign currency, at value(c)	16,900	—	—

Receivables:

Investments sold	364,026	4,578,459	—

Capital shares sold	278,336	856,878	153,543

Dividends — affiliated	17	225	5

Dividends — unaffiliated	1,017,338	1,396,385	2,064,882

Interest — unaffiliated	—	1,102,218	—

From the Manager	19,580	35,118	21,389

Prepaid expenses	42,811	68,546	36,299

Total assets	168,213,176	548,925,704	247,176,287

LIABILITIES

Payables:

Investments purchased	135,698	28,825,228	1,162,385

Administration fees	6,082	18,390	8,703

Capital shares redeemed	205,398	999,183	206,484

Deferred foreign capital gain tax	—	—	121,909

Income dividend distributions	—	339,300	—

Investment advisory fees	104,067	308,628	131,149

Trustees’ and Officer’s fees	2,165	2,456	2,357

Other accrued expenses	54,726	102,019	56,122

Other affiliate fees	7,303	779	6,546

Professional fees	40,010	80,587	43,765

Service and distribution fees	32,971	65,641	33,632

Transfer agent fees	162,077	141,897	101,610

Total liabilities	750,497	30,884,108	1,874,662

NET ASSETS	$167,462,679	$518,041,596	$245,301,625

NET ASSETS CONSIST OF

Paid-in capital	$473,250,709	$461,891,694	$195,500,109

Accumulated earnings (loss)	(305,788,030)	56,149,902	49,801,516

NET ASSETS	$167,462,679	$518,041,596	$245,301,625

(a) Investments, at cost — unaffiliated	$133,760,772	$463,061,067	$197,340,358
(b) Investments, at cost — affiliated	$1,311,781	$11,867,334	$3,151,672
(c) Foreign currency, at cost	$17,049	$—	$—

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

May 31, 2021

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

NET ASSET VALUE

Institutional
Net assets	$52,377,069	$277,652,592	$101,899,267

Shares outstanding	6,125,319	9,256,646	2,802,830

Net asset value	$8.55	$29.99	$36.36

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Service

Net assets	$528,918	$9,443,737	$3,782,392

Shares outstanding	63,243	351,114	110,099

Net asset value	$8.36	$26.90	$34.35

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A

Net assets	$103,857,659	$208,207,013	$128,076,779

Shares outstanding	12,497,156	8,274,281	3,791,873

Net asset value	$8.31	$25.16	$33.78

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C

Net assets	$10,699,033	$22,379,294	$5,607,361

Shares outstanding	1,335,106	1,421,081	191,172

Net asset value	$8.01	$15.75	$29.33

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K

Net assets	N/A	$358,960	$5,935,826

Shares outstanding	N/A	11,967	163,243

Net asset value	N/A	$30.00	$36.36

Shares authorized	N/A	Unlimited	Unlimited

Par value	N/A	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$6,519,442	$10,379,366	$6,505,480
Dividends — affiliated	1,283	3,529	339
Interest — unaffiliated	—	18,999,685	—
Securities lending income — affiliated — net	14	1,581	—
Non-cash dividends — unaffiliated	—	—	1,427,444
Foreign taxes withheld	(422,579)	(313,634)	(489,895)

Total investment income	6,098,160	29,070,527	7,443,368

EXPENSES
Investment advisory	986,256	3,036,515	1,709,898
Transfer agent — class specific	420,374	565,072	357,939
Service and distribution — class specific	295,083	676,976	366,787
Professional	116,615	99,113	76,691
Registration	113,156	85,975	91,367
Printing and postage	60,908	28,721	30,849
Administration	55,888	159,299	91,988
Custodian	43,935	43,114	45,254
Accounting services	43,664	56,887	48,303
Administration — class specific	26,292	74,831	43,296
Trustees and Officer	9,304	9,876	9,634
Offering	—	78,122	—
Miscellaneous	13,473	23,528	26,403

Total expenses	2,184,948	4,938,029	2,898,409
Less:
Fees waived and/or reimbursed by the Manager	(246,480)	(627,762)	(420,479)
Administration fees waived — class specific	(26,292)	(74,558)	(43,296)
Transfer agent fees waived and/or reimbursed — class specific	(279,143)	(374,727)	(251,794)

Total expenses after fees waived and/or reimbursed	1,633,033	3,860,982	2,182,840

Net investment income	4,465,127	25,209,545	5,260,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,250,931)	32,051,856	16,521,040
Investments — affiliated	(66)	(13)	—
Foreign currency transactions	(9,239)	(243,587)	52,579

	(21,260,236)	31,808,256	16,573,619

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	55,035,663	72,705,564	36,104,174 (a)
Investments — affiliated	—	(115)	—
Foreign currency translations	4,203	20,815	83,893

	55,039,866	72,726,264	36,188,067

Net realized and unrealized gain	33,779,630	104,534,520	52,761,686

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,244,757	$129,744,065	$58,022,214

(a)	Net of $(121,909) foreign capital gain tax.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Energy Opportunities Fund

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,465,127	$2,325,284	$1,667,707
Net realized loss	(21,260,236)	(16,835,624)	(2,066,863)
Net change in unrealized appreciation (depreciation)	55,039,866	(29,543,343)	(15,753,878)

Net increase (decrease) in net assets resulting from operations	38,244,757	(44,053,683)	(16,153,034)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,396,143)	(816,189)	(495,974)
Service	(10,044)	(13,464)	(12,604)
Investor A	(2,563,626)	(914,901)	(998,577)
Investor C	(271,498)	(141,501)	(71,490)

Decrease in net assets resulting from distributions to shareholders	(4,241,311)	(1,886,055)	(1,578,645)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	10,479,845	102,761,416	(2,487,880)

NET ASSETS
Total increase (decrease) in net assets	44,483,291	56,821,678	(20,219,559)
Beginning of period	122,979,388	66,157,710	86,377,269

End of period	$167,462,679	$122,979,388	$66,157,710

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets  (continued)

	BlackRock High Equity Income Fund

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,209,545	$13,688,946	$20,175,928
Net realized gain (loss)	31,808,256	(24,514,750)	(6,503,553)
Net change in unrealized appreciation (depreciation)	72,726,264	(31,402,895)	(11,344,379)

Net increase (decrease) in net assets resulting from operations	129,744,065	(42,228,699)	2,327,996

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(11,401,673)	(6,556,434)	(14,273,425)
Service	(560,226)	(459,139)	(938,768)
Investor A	(12,045,159)	(9,928,356)	(19,307,342)
Investor C	(1,190,563)	(2,032,197)	(7,759,253)
Class K	(21,194)	(2,364)	—

Decrease in net assets resulting from distributions to shareholders	(25,218,815)	(18,978,490)	(42,278,788)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	79,873,208	(18,173,074)	(115,715,731)

NET ASSETS
Total increase (decrease) in net assets	184,398,458	(79,380,263)	(155,666,523)
Beginning of period	333,643,138	413,023,401	568,689,924

End of period	$518,041,596	$333,643,138	$413,023,401

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock International Dividend Fund

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,260,528	$2,845,021	$5,666,032
Net realized gain (loss)	16,573,619	(11,478,140)	(1,208,872)
Net change in unrealized appreciation (depreciation)	36,188,067	9,420,449	1,987,148

Net increase in net assets resulting from operations	58,022,214	787,330	6,444,308

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,390,588)	(1,285,194)	(4,812,078)
Service	(55,023)	(48,355)	(201,787)
Investor A	(1,737,743)	(1,779,666)	(7,373,881)
Investor C	(87,622)	(150,614)	(1,251,082)
Class K	(81,044)	(60,650)	(190,815)

Decrease in net assets resulting from distributions to shareholders	(3,352,020)	(3,324,479)	(13,829,643)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(1,214,166)	(36,475,196)	(49,101,794)

NET ASSETS
Total increase (decrease) in net assets	53,456,028	(39,012,345)	(56,487,129)
Beginning of period	191,845,597	230,857,942	287,345,071

End of period	$245,301,625	$191,845,597	$230,857,942

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund

	Institutional

		Period from		Year Ended September 30,
	Year Ended	10/01/19

	05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$6.64	$9.66		$12.34	$11.13	$11.06		$9.91

Net investment income(a)	0.26	0.21		0.29	0.23	0.31	(b)	0.22
Net realized and unrealized gain (loss)	1.90	(2.93)		(2.66)	1.30	0.04		1.17

Net increase (decrease) from investment operations	2.16	(2.72)		(2.37)	1.53	0.35		1.39

Distributions from net investment income(c)	(0.25)	(0.30)		(0.31)	(0.32)	(0.28)		(0.24)

Net asset value, end of period	$8.55	$6.64		$9.66	$12.34	$11.13		$11.06

Total Return(d)
Based on net asset value	33.50%	(29.02	)%(e)	(19.24)%	14.08%	2.98%		14.33%

Ratios to Average Net Assets

Total expenses	1.33%	1.40	%(f)(g)	1.30%	1.29%	1.25%		1.18%

Total expenses after fees waived and/or reimbursed	0.91%	0.91	%(f)(g)	0.91%	0.92%	0.91%		0.95%

Net investment income	3.75%	3.89	%(f)	2.91%	1.97%	2.89	%(b)	2.16%

Supplemental Data
Net assets, end of period (000)	$52,377	$38,779		$23,579	$22,255	$18,703		$25,123

Portfolio turnover rate	79%	39%		37%	37%	14%		66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Service

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017		2016

Net asset value, beginning of period	$6.50	$9.44		$12.05	$10.88	$10.81		$9.65

Net investment income(a)	0.23	0.17		0.23	0.17	0.25	(b)	0.17
Net realized and unrealized gain (loss)	1.85	(2.85)		(2.59)	1.28	0.04		1.14

Net increase (decrease) from investment operations	2.08	(2.68)		(2.36)	1.45	0.29		1.31

Distributions from net investment income(c)	(0.22)	(0.26)		(0.25)	(0.28)	(0.22)		(0.15)

Net asset value, end of period	$8.36	$6.50		$9.44	$12.05	$10.88		$10.81

Total Return(d)
Based on net asset value	32.90%	(29.17	)%(e)	(19.63)%	13.63%	2.58%		13.77%

Ratios to Average Net Assets
Total expenses(f)	1.60%	1.70	%(g)(h)	1.57%	1.55%	1.50%		1.51%

Total expenses after fees waived and/or reimbursed	1.32%	1.32	%(g)(h)	1.33%	1.34%	1.33%		1.36%

Net investment income	3.26%	3.11	%(g)	2.34%	1.51%	2.35	%(b)	1.67%

Supplemental Data
Net assets, end of period (000)	$529	$315		$451	$599	$628		$787

Portfolio turnover rate	79%	39%		37%	37%	14%		66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/21	Period from 10/01/19 to 5/31/20	Year Ended September 30,

			2019	2018	2017	2016

Expense ratios	N/A	1.70%	1.55%	N/A	N/A	N/A

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.79% and 1.32%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor A

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017		2016

Net asset value, beginning of period	$6.46	$9.39		$11.99	$10.83	$10.76		$9.63

Net investment income(a)	0.23	0.18		0.24	0.17	0.26	(b)	0.17
Net realized and unrealized gain (loss)	1.84	(2.85)		(2.59)	1.27	0.03		1.14

Net increase (decrease) from investment operations	2.07	(2.67)		(2.35)	1.44	0.29		1.31

Distributions from net investment income(c)	(0.22)	(0.26)		(0.25)	(0.28)	(0.22)		(0.18)

Net asset value, end of period	$8.31	$6.46		$9.39	$11.99	$10.83		$10.76

Total Return(d)
Based on net asset value	33.00%	(29.23	)%(e)	(19.61)%	13.59%	2.57%		13.88%

Ratios to Average Net Assets
Total expenses	1.73%	1.94	%(f)(g)	1.66%	1.65%	1.60%		1.55%

Total expenses after fees waived and/or reimbursed	1.32%	1.32	%(f)(g)	1.33%	1.34%	1.33%		1.36%

Net investment income	3.30%	3.65	%(f)	2.44%	1.52%	2.42	%(b)	1.72%

Supplemental Data
Net assets, end of period (000)	$103,858	$72,733		$34,574	$41,644	$43,765		$59,065

Portfolio turnover rate	79%	39%		37%	37%	14%		66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.00% and 1.32%, respectively.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor C

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017		2016

Net asset value, beginning of period	$6.24	$9.03		$11.39	$10.30	$10.23		$9.14

Net investment income(a)	0.17	0.14		0.14	0.09	0.17	(b)	0.09
Net realized and unrealized gain (loss)	1.77	(2.75)		(2.44)	1.22	0.03		1.08

Net increase (decrease) from investment operations	1.94	(2.61)		(2.30)	1.31	0.20		1.17

Distributions from net investment income(c)	(0.17)	(0.18)		(0.06)	(0.22)	(0.13)		(0.08)

Net asset value, end of period	$8.01	$6.24		$9.03	$11.39	$10.30		$10.23

Total Return(d)
Based on net asset value	31.89%	(29.51	)%(e)	(20.21)%	12.90%	1.84%		12.91%

Ratios to Average Net Assets
Total expenses(f)	2.53%	2.61	%(g)(h)	2.35%	2.36%	2.32%		2.28%

Total expenses after fees waived and/or reimbursed	2.04%	2.04	%(g)(h)	2.05%	2.06%	2.05%		2.09%

Net investment income	2.60%	2.77	%(g)	1.48%	0.80%	1.66	%(b)	1.00%

Supplemental Data
Net assets, end of period (000)	$10,699	$11,152		$7,554	$21,878	$23,996		$31,847

Portfolio turnover rate	79%	39%		37%	37%	14%		66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/21	Period from 10/01/19 to 5/31/20	Year Ended September 30,

			2019	2018	2017	2016

Expense ratios	N/A	2.61%	2.35%	N/A	N/A	2.27%

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67% and 2.04%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017	2016

Net asset value, beginning of period	$22.81	$26.57		$28.16	$27.33	$37.84	$37.71

Net investment income(a)	1.81	0.94		1.24	1.32	0.16	0.24
Net realized and unrealized gain (loss)	7.13	(3.54)		(0.73)	0.75	5.09	2.81

Net increase (decrease) from investment operations	8.94	(2.60)		0.51	2.07	5.25	3.05

Distributions(b)
From net investment income	(1.76)	(1.16)		(1.05)	(1.05)	(0.23)	—
From net realized gain	—	—		(1.05)	(0.19)	(15.53)	(2.92)

Total distributions	(1.76)	(1.16)		(2.10)	(1.24)	(15.76)	(2.92)

Net asset value, end of period	$29.99	$22.81		$26.57	$28.16	$27.33	$37.84

Total Return(c)
Based on net asset value	40.81%	(9.94	)%(d)	2.27%	7.81%	15.40%	8.64%

Ratios to Average Net Assets
Total expenses	1.12%	1.12	%(e)	1.12%	1.09%	1.19%	1.19	%(f)

Total expenses after fees waived and/or reimbursed	0.85%	0.85	%(e)	0.85%	0.85%	0.97%	0.91	%(f)

Net investment income	6.93%	5.63	%(e)	4.80%	4.79%	0.46%	0.67	%(f)

Supplemental Data
Net assets, end of period (000)	$277,653	$128,474		$151,747	$248,847	$462,487	$686,845

Portfolio turnover rate	146%	76%		79%	75%	154%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Service

	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,
				2019	2018	2017		2016

Net asset value, beginning of period	$20.46	$23.91		$25.56	$24.87	$35.61		$35.80

Net investment income(a)	1.52	0.80		1.06	1.15	0.10		0.09
Net realized and unrealized gain (loss)	6.44	(3.17)		(0.66)	0.67	4.73		2.64

Net increase (decrease) from investment operations.	7.96	(2.37)		0.40	1.82	4.83		2.73

Distributions(b)
From net investment income	(1.52)	(1.08)		(1.00)	(0.94)	(0.04)		—
From net realized gain	—	—		(1.05)	(0.19)	(15.53)		(2.92)

Total distributions	(1.52)	(1.08)		(2.05)	(1.13)	(15.57)		(2.92)

Net asset value, end of period	$26.90	$20.46		$23.91	$25.56	$24.87		$35.61

Total Return(c)
Based on net asset value	40.46%	(10.08	)%(d)	2.05%	7.54%	15.09%		8.18%

Ratios to Average Net Assets
Total expenses(e)	1.37%	1.36	%(f)	1.31%	1.32%	1.37	%(g)	1.43	%(h)

Total expenses after fees waived and/or reimbursed	1.10%	1.10	%(f)	1.10%	1.10%	1.25%		1.31	%(h)

Net investment income	6.64%	5.30	%(f)	4.56%	4.58%	0.29%		0.27	%(h)

Supplemental Data
Net assets, end of period (000)	$9,444	$8,023		$10,024	$12,348	$18,087		$24,305

Portfolio turnover rate	146%	76%		79%	75%	154%		72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/21	Period from 10/01/19 to 5/31/20	Year Ended September 30,

			2019	2018	2017	2016

Expense ratios	N/A	N/A	N/A	N/A	1.37%	1.30%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor A
	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,

				2019	2018	2017	2016

Net asset value, beginning of period	$19.14	$22.43		$24.12	$23.53	$34.47	$34.74

Net investment income(a)	1.42	0.75		1.00	1.08	0.11	0.09
Net realized and unrealized gain (loss)	6.03	(2.98)		(0.64)	0.65	4.54	2.56

Net increase (decrease) from investment operations	7.45	(2.23)		0.36	1.73	4.65	2.65

Distributions(b)
From net investment income	(1.43)	(1.06)		(1.00)	(0.95)	(0.06)	—
From net realized gain	—	—		(1.05)	(0.19)	(15.53)	(2.92)

Total distributions	(1.43)	(1.06)		(2.05)	(1.14)	(15.59)	(2.92)

Net asset value, end of period	$25.16	$19.14		$22.43	$24.12	$23.53	$34.47

Total Return(c)
Based on net asset value	40.44%	(10.09	)%(d)	2.02%	7.58%	15.06%	8.20%

Ratios to Average Net Assets
Total expenses	1.40%	1.40	%(e)	1.37%	1.38%	1.45%	1.47	%(f)

Total expenses after fees waived and/or reimbursed	1.10%	1.10	%(e)	1.10%	1.10%	1.25%	1.31	%(f)

Net investment income	6.64%	5.35	%(e)	4.55%	4.57%	0.36%	0.27	%(f)

Supplemental Data
Net assets, end of period (000)	$208,207	$172,696		$215,121	$214,095	$278,649	$377,271

Portfolio turnover rate	146%	76%		79%	75%	154%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor C
	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,

				2019	2018	2017	2016

Net asset value, beginning of period	$11.98	$14.35		$16.19	$16.13	$28.15	$29.10

Net investment income (loss)(a)	0.78	0.41		0.55	0.61	(0.12)	(0.13)
Net realized and unrealized gain (loss)	3.78	(1.88)		(0.45)	0.44	3.63	2.10

Net increase (decrease) from investment operations	4.56	(1.47)		0.10	1.05	3.51	1.97

Distributions(b)
From net investment income	(0.79)	(0.90)		(0.89)	(0.80)	—	—
From net realized gain	—	—		(1.05)	(0.19)	(15.53)	(2.92)

Total distributions	(0.79)	(0.90)		(1.94)	(0.99)	(15.53)	(2.92)

Net asset value, end of period	$15.75	$11.98		$14.35	$16.19	$16.13	$28.15

Total Return(c)
Based on net asset value	39.41%	(10.52	)%(d)	1.30%	6.75%	14.23%	7.38%

Ratios to Average Net Assets
Total expenses	2.18%	2.16	%(e)	2.12%	2.10%	2.18%	2.20	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.85%	1.85	%(e)	1.85%	1.85%	2.00%	2.05	%(f)

Net investment income (loss)	5.85%	4.57	%(e)	3.84%	3.82%	(0.48)%	(0.47	)%(f)

Supplemental Data
Net assets, end of period (000)	$22,379	$24,163		$36,132	$93,399	$123,321	$173,249

Portfolio turnover rate	146%	76%		79%	75%	154%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Class K
		Period from
	Year Ended	04/21/20	(a)
	05/31/21	to 05/31/20

Net asset value, beginning of period	$22.81	$21.04

Net investment income(b)	1.78	0.20
Net realized and unrealized gain	7.19	1.77

Net increase from investment operations	8.97	1.97

Distributions from net investment income(c)	(1.78)		(0.20)

Net asset value, end of period	$30.00	$22.81

Total Return(d)
Based on net asset value	40.93%	9.35	%(e)

Ratios to Average Net Assets
Total expenses	1.01%	0.99	%(f)

Total expenses after fees waived and/or reimbursed	0.80%	0.80	%(f)

Net investment income	6.94%	8.28	%(f)

Supplemental Data
Net assets, end of period (000)	$359	$288

Portfolio turnover rate	146%	76	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund

	Institutional
	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,

				2019	2018		2017		2016

Net asset value, beginning of period	$28.23	$28.67		$29.16	$31.36		$33.58		$31.10

Net investment income(a)	0.85	0.42		0.70	0.76		0.49		0.36
Net realized and unrealized gain (loss)	7.81	(0.40)		0.32	(1.57)		2.85		2.18

Net increase (decrease) from investment operations	8.66	0.02		1.02	(0.81)		3.34		2.54

Distributions(b)
From net investment income	(0.53)	(0.39)		(0.66)	(0.98)		(1.47)		(0.06)
From net realized gain	—	(0.07)		(0.85)	(0.41)		(4.09)		—

Total distributions	(0.53)	(0.46)		(1.51)	(1.39)		(5.56)		(0.06)

Net asset value, end of period	$36.36	$28.23		$28.67	$29.16		$31.36		$33.58

Total Return(c)
Based on net asset value	30.98%	0.08	%(d)	3.86%	(2.67	)%(e)	10.61%		8.20%

Ratios to Average Net Assets
Total expenses	1.13%	1.17	%(f)(g)	1.15%	1.14%		1.23	%(h)	1.26	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.84%	0.84	%(f)(g)	0.84%	0.84%		1.01%		1.06	%(i)

Net investment income	2.63%	2.23	%(f)	2.52%	2.50%		1.51%		1.15	%(i)

Supplemental Data
Net assets, end of period (000)	$101,899	$74,681		$83,814	$102,541		$198,206		$353,512

Portfolio turnover rate.	83%	29%		22%	25%		130%		47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund (continued)

		Service
	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended September 30,

				2019	2018		2017	2016

Net asset value, beginning of period	$26.70	$27.14		$27.68	$29.76		$32.05	$29.72

Net investment income(a)	0.69	0.36		0.59	0.65		0.35	0.23
Net realized and unrealized gain (loss)	7.41		(0.39)	0.31	(1.49)		2.75	2.10

Net increase (decrease) from investment operations	8.10		(0.03)	0.90	(0.84)		3.10	2.33

Distributions(b)
From net investment income	(0.45)		(0.34)	(0.59)	(0.83)		(1.30)	—
From net realized gain	—		(0.07)	(0.85)	(0.41)		(4.09)	—

Total distributions	(0.45)		(0.41)	(1.44)	(1.24)		(5.39)	—

Net asset value, end of period	$34.35	$26.70		$27.14	$27.68		$29.76	$32.05

Total Return(c)
Based on net asset value	30.64%	(0.10	)%(d)	3.62%	(2.90	)%(e)	10.29%	7.84%

Ratios to Average Net Assets
Total expenses(f)	1.38%	1.41	%(g)(h)	1.33%	1.37%		1.48%	1.54	%(i)

Total expenses after fees waived and/or reimbursed	1.09%	1.09	%(g)(h)	1.09%	1.09%		1.32%	1.38	%(i)

Net investment income	2.26%	2.01	%(g)	2.25%	2.27%		1.13%	0.76	%(i)

Supplemental Data
Net assets, end of period (000)	$3,782	$3,239		$3,196	$4,434		$7,142	$12,706

Portfolio turnover rate	83%		29%	22%	25%		130%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.04)%.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended 05/31/21	Period from 10/01/19 to 5/31/20	Year Ended September 30,

			2019	2018	2017	2016

Expense ratios	N/A	1.41%	N/A	N/A	N/A	1.53%

(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.43% and 1.09%, respectively.

(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund (continued)

		Investor A

		Period from
	Year Ended	10/01/19		Year Ended September 30,

	05/31/21	to 05/31/20		2019	2018		2017		2016

Net asset value, beginning of period	$26.26	$26.69		$27.26	$29.30		$31.68		$29.38

Net investment income(a)	0.70	0.34		0.60	0.61		0.37		0.24
Net realized and unrealized gain (loss)	7.28		(0.37)	0.27	(1.43)		2.69		2.06

Net increase (decrease) from investment operations	7.98		(0.03)	0.87	(0.82)		3.06		2.30

Distributions(b)
From net investment income	(0.46)		(0.33)	(0.59)	(0.81)		(1.35)		—
From net realized gain	—		(0.07)	(0.85)	(0.41)		(4.09)		—

Total distributions	(0.46)		(0.40)	(1.44)	(1.22)		(5.44)		—

Net asset value, end of period	$33.78	$26.26		$26.69	$27.26		$29.30		$31.68

Total Return(c)
Based on net asset value	30.67%	(0.08	)%(d)	3.57%	(2.89	)%(e)	10.27%		7.83%

Ratios to Average Net Assets
Total expenses	1.45%	1.48	%(f)(g)	1.43%	1.44%		1.54	%(h)	1.57	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.09%	1.09	%(f)(g)	1.09%	1.09%		1.30%		1.39	%(i)

Net investment income	2.34%	1.92	%(f)	2.30%	2.14%		1.20%		0.81	%(i)

Supplemental Data
Net assets, end of period (000)	$128,077	$100,753		$125,196	$140,473		$325,103		$350,855

Portfolio turnover rate	83%		29%	22%	25%		130%		47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.51% and 1.09%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Dividend Fund (continued)

		Investor C

		Period from
	Year Ended	10/01/19		Year Ended September 30,

	05/31/21	to 05/31/20		2019	2018		2017		2016

Net asset value, beginning of period	$22.85	$23.25		$23.94	$25.81		$28.39		$26.52

Net investment income(a)	0.33	0.18		0.32	0.39		0.12		0.02
Net realized and unrealized gain (loss)	6.41		(0.32)	0.26	(1.30)		2.42		1.85

Net increase (decrease) from investment operations	6.74		(0.14)	0.58	(0.91)		2.54		1.87

Distributions(b)
From net investment income	(0.26)		(0.19)	(0.42)	(0.55)		(1.03)		—
From net realized gain	—		(0.07)	(0.85)	(0.41)		(4.09)		—

Total distributions	(0.26)		(0.26)	(1.27)	(0.96)		(5.12)		—

Net asset value, end of period	$29.33	$22.85		$23.25	$23.94		$25.81		$28.39

Total Return(c)
Based on net asset value	29.70%	(0.58	)%(d)	2.80%	(3.63	)%(e)	9.46%		7.05%

Ratios to Average Net Assets
Total expenses	2.28%	2.27	%(f)(g)	2.20%	2.19%		2.30	%(h)	2.35	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.84%	1.84	%(f)(g)	1.84%	1.84%		2.05%		2.13	%(i)

Net investment income	1.31%	1.15	%(f)	1.39%	1.57%		0.44%		0.07	%(i)

Supplemental Data
Net assets, end of period (000)	$5,607	$9,906		$14,805	$36,239		$53,884		$76,630

Portfolio turnover rate	83%		29%	22%	25%		130%		47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.29% and 1.84%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K

		Period from			Period from
	Year Ended	10/01/19		Year Ended	01/25/18	(a)
	05/31/21	to 05/31/20		09/30/19	to 09/30/18

Net asset value, beginning of period	$28.23	$28.68		$29.17	$32.08

Net investment income(b)	0.87	0.44		0.73	0.56
Net realized and unrealized gain (loss)	7.80		(0.42)	0.30		(2.91)

Net increase (decrease) from investment operations	8.67	0.02		1.03		(2.35)

Distributions(c)
From net investment income	(0.54)		(0.40)	(0.67)		(0.56)
From net realized gain	—		(0.07)	(0.85)	—

Total distributions	(0.54)		(0.47)	(1.52)		(0.56)

Net asset value, end of period	$36.36	$28.23		$28.68	$29.17

Total Return(d)
Based on net asset value	31.04%	0.09	%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.03%	1.08	%(g)(h)	1.04%	1.02	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.79%	0.79	%(g)(h)	0.79%	0.79	%(g)

Net investment income	2.68%	2.28	%(g)	2.63%	2.81	%(g)

Supplemental Data
Net assets, end of period (000)	$5,936	$3,266		$3,847	$3,659

Portfolio turnover rate	83%		29%	22%	25	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.79%, respectively.

(i)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Energy Opportunities Fund	Energy Opportunities	Non-Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Effective on or about the close of business on July 6, 2021, Energy Opportunities and International Dividend’s Service Shares will be converted into Investor A Shares. Effective on or about the close of business on August 18, 2021, High Equity Income Service Shares will be converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees (the “Board”) of Energy Opportunities (the “Acquiring Fund”) approved the reorganization of BlackRock Energy & Resources Portfolio (the “Target Fund” ) into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed certain liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund.

Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on January 10, 2020, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Acquiring Fund’s Share Class	Shares of Acquiring Fund

Institutional	666,762	1.64341300	Institutional	1,095,766
Investor A	4,649,385	1.44165000	Investor A	6,702,786
Investor C	861,498	1.03784900	Investor C	894,104

The Target Fund’s net assets and composition of net assets on January 10, 2020, the valuation date of the reorganization, were as follows:

Target Fund

Net assets	$ 84,426,614

Paid-in capital	$ 344,108,684
Accumulated loss	(259,682,070)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Acquiring Fund before the reorganization were $72,886,652. The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $157,313,266. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

BlackRock Energy & Resources Portfolio	$84,656,807	$81,991,609

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The purpose of this transaction was to combine the two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on January 13, 2020.

Assuming the reorganization had been completed on October 1, 2019, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the period ended May 31, 2020, are as follows:

• Net investment income: $2,510,797

• Net realized and change in unrealized loss on investments: $(41,741,062)

• Net decrease in net assets resulting from operations: $(39,230,265)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since January 13, 2020.

Reorganization costs incurred by the Acquiring Fund in connection with the reorganization were expensed by the Acquiring Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange- traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Energy Opportunities

First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
Greater than $3 billion	0.650

	Investment Advisory Fees

Average Daily Net Assets	High Equity Income	International Dividend

First $1 billion	0.810%	0.790%
$1 billion - $3 billion	0.760	0.740
$3 billion - $5 billion	0.730	0.710
$5 billion - $10 billion	0.700	0.690
Greater than $10 billion	0.680	0.670

With respect to Energy Opportunities and International Dividend, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each applicable Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Total

Energy Opportunities	$844	$199,366	$94,873	$295,083
High Equity Income	20,938	453,325	202,713	676,976
International Dividend	9,081	285,137	72,569	366,787

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 8,361	$ 68	$ 15,958	$ 1,905	$ —	$ 26,292
High Equity Income	32,728	1,688	36,288	4,066	61	74,831
International Dividend	17,315	727	22,832	1,456	966	43,296

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Total

High Equity Income	$ 19	$ —	$ 19
International Dividend	7	62	69

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 2,277	$ 1	$ 40,468	$ 4,714	$ —	$ 47,460
High Equity Income	1,060	15	22,985	4,181	20	28,261
International Dividend	1,448	—	13,229	2,192	8	16,877

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 89,524	$ 813	$ 290,777	$ 39,260	$ —	$ 420,374
High Equity Income	221,046	11,442	292,541	39,964	79	565,072
International Dividend	109,322	4,432	223,178	19,916	1,091	357,939

Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Energy Opportunities	$ 6,695
High Equity Income	9,939
International Dividend	3,466

For the year ended May 31, 2021, affiliates received CDSCs as follows:

Share Class	Energy Opportunities	High Equity Income	International Dividend

Investor A	$ 226	$ 302	$ 674
Investor C	5,946	918	500
	$ 6,172	$ 1,220	$ 1,174

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2022 for High Equity Income and through September 30, 2021 for Energy Opportunities and International Dividend. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 1,593
High Equity Income	5,463
International Dividend	602

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, September 30, 2022 for High Equity Income and through September 30, 2021 for Energy Opportunities and International Dividend. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor C	Class K

Energy Opportunities	0.91%	1.32%	1.32%	2.04%	0.91%	(a)
High Equity Income	0.85	1.10	1.10	1.85	0.80
International Dividend	0.84	1.09	1.09	1.84	0.79

(a)	There were no shares outstanding as of May 31, 2021.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, with the exception of High Equity Income, which is through September 30, 2022, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the year ended May 31, 2021, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 244,887
High Equity Income	622,299
International Dividend	419,877

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended May 31, 2021, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 8,361	$ 68	$ 15,958	$ 1,905	$ —	$ 26,292
High Equity Income	32,455	1,688	36,288	4,066	61	74,558
International Dividend	17,315	727	22,832	1,456	966	43,296

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 89,523	$ 271	$ 162,965	$ 26,384	$ —	$ 279,143
High Equity Income	135,709	7,107	202,706	29,125	80	374,727
International Dividend	66,032	2,606	166,011	16,054	1,091	251,794

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, High Equity Income retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Energy Opportunities and International Dividend retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, High Equity Income pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Energy Opportunities and International Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2021, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Energy Opportunities	$ 2
High Equity Income	417

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain

International Dividend	$711,704	$ —	$ —

6.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, excluding short-term investments and equity-linked notes, were as follows:

Fund Name	Purchases	Sales

Energy Opportunities	$114,127,732	$99,840,217
High Equity Income	389,677,189	413,129,087
International Dividend	176,117,427	178,196,152

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

High Equity Income

Paid-in capital	$(78,122)
Accumulated earnings (loss)	78,122

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Period	Energy Opportunities	High Equity Income	International Dividend

Ordinary income	05/31/21	$4,241,311	$25,218,815	$3,352,020
	05/31/20	1,886,055	18,978,490	2,735,014
	09/30/19	1,578,645	23,585,242	5,522,189
Long-term capital gains	05/31/21	—	—	—
	05/31/20	—	—	589,465
	09/30/19	—	18,693,546	8,307,454

Total	05/31/21	$4,241,311	$25,218,815	$3,352,020

	05/31/20	$1,886,055	$18,978,490	$3,324,479

	09/30/19	$1,578,645	$42,278,788	$13,829,643

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Undistributed ordinary income	$2,136,414	$32,571	$6,232,527
Undistributed long-term capital gains	—	1,651,443	—
Non-expiring capital loss carryforwards(a)	(319,877,153)	—	—
Net unrealized gains(b)	11,952,709	54,465,888	43,568,989

	$(305,788,030)	$56,149,902	$49,801,516

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

During the year ended May 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	High Equity Income	International Dividend

Amount utilized	$ 29,124,037	$ 11,180,830

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Tax cost	$154,494,776	$486,444,215	$201,284,028

Gross unrealized appreciation	$15,174,635	$56,288,219	$50,370,762
Gross unrealized depreciation	(3,227,240)	(1,848,079)	(6,754,621)

Net unrealized appreciation (depreciation)	$11,947,395	$54,440,140	$43,616,141

8.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on its investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Energy Opportunities

Institutional

Shares sold	6,008,928	$43,112,500	5,065,828	$33,290,855	2,483,977	$24,371,687

Shares issued in reinvestment of distributions	204,277	1,385,203	87,022	810,172	49,857	489,099

Shares issued in reorganization	—	—	1,095,766	10,918,076	—	—

Shares redeemed	(5,927,425)	(40,789,727)	(2,850,173)	(19,099,849)	(1,895,756)	(19,174,792)

	285,780	$3,707,976	3,398,443	$25,919,254	638,078	$5,685,994

Service

Shares sold	45,792	$344,909	15,017	$122,595	24,220	$243,144

Shares issued in reinvestment of distributions	1,509	10,043	1,476	13,464	1,310	12,604

Shares redeemed	(32,526)	(228,417)	(15,756)	(136,156)	(27,520)	(270,216)

	14,775	$126,535	737	$(97)	(1,990)	$(14,468)

Investor A

Shares sold and automatic conversion of shares	6,544,958	$45,930,722	3,010,887	$19,388,660	1,317,090	$13,255,143

Shares issued in reinvestment of distributions	380,440	2,516,327	98,657	894,817	102,248	978,518

Shares issued in reorganization	—	—	6,702,786	65,103,473	—	—

Shares redeemed	(5,683,012)	(39,067,805)	(2,238,892)	(16,712,188)	(1,210,425)	(11,796,567)

	1,242,386	$9,379,244	7,573,438	$68,674,762	208,913	$2,437,094

Investor C

Shares sold	492,038	$3,402,767	584,542	$3,535,677	57,281	$536,851

Shares issued in reinvestment of distributions	41,499	264,559	15,328	134,730	7,437	68,863

Shares issued in reorganization	—	—	894,104	8,405,065	—	—

Shares redeemed and automatic conversion of shares	(986,487)	(6,401,236)	(542,412)	(3,907,975)	(1,149,546)	(11,202,214)

	(452,950)	$(2,733,910)	951,562	$8,167,497	(1,084,828)	$(10,596,500)

	1,089,991	$10,479,845	11,924,180	$102,761,416	(239,827)	$(2,487,880)

High Equity Income

Institutional

Shares sold	6,556,129	$178,848,517	1,234,208	$30,999,399	1,620,135	$41,789,821

Shares issued in reinvestment of distributions	410,070	10,722,278	268,023	6,437,855	551,850	14,113,022

Shares redeemed	(3,341,268)	(86,740,071)	(1,581,496)	(37,167,927)	(5,297,435)	(138,484,099)

	3,624,931	$102,830,724	(79,265)	$269,327	(3,125,450)	$(82,581,256)

Service

Shares sold	22,842	$530,839	93,228	$2,240,316	53,252	$1,231,694

Shares issued in reinvestment of distributions	24,456	559,123	21,143	458,397	40,695	937,357

Shares redeemed	(88,364)	(1,987,140)	(141,512)	(3,082,149)	(157,690)	(3,664,934)

	(41,066)	$(897,178)	(27,141)	$(383,436)	(63,743)	$(1,495,883)

Investor A

Shares sold and automatic conversion of shares	1,234,541	$27,448,383	766,121	$16,215,908	2,710,471	$60,252,847

Shares issued in reinvestment of distributions	550,597	11,790,212	481,834	9,769,745	879,629	19,031,831

Shares redeemed	(2,534,707)	(54,062,308)	(1,816,723)	(37,760,664)	(2,874,581)	(62,930,089)

	(749,569)	$(14,823,713)	(568,768)	$(11,775,011)	715,519	$16,354,589

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20				Year Ended 09/30/19

Fund Name/Share Class	Shares	Amounts	Shares		Amounts		Shares	Amounts

High Equity Income (continued)

Investor C

Shares sold	339,662	$4,803,157	249,452		$3,461,843		481,593	$6,896,158

Shares issued in reinvestment of distributions	88,507	1,179,047	155,445		2,003,623		541,742	7,642,459

Shares redeemed and automatic conversions of shares	(1,024,494)	(13,203,980)	(905,943)		(12,015,621)		(4,273,236)	(62,531,798)

	(596,325)	$(7,221,776)	(501,046)		$(6,550,155)		(3,249,901)	$(47,993,181)

Class K

Shares sold	81	$1,865	12,615	(a)	$266,201	(a)	—	$—

Shares issued in reinvestment of distributions	4	95	2	(a)	38	(a)	—	—

Shares redeemed	(733)	(16,809)	(2	)(a)	(38	)(a)	—	—

	(648)	$(14,849)	12,615		$266,201		—	$—

	2,237,323	$79,873,208	(1,163,605)		$(18,173,074)		(5,723,575)	$(115,715,731)

International Dividend

Institutional

Shares sold	791,001	$25,700,909	383,884		$10,400,289		664,263	$18,644,829

Shares issued in reinvestment of distributions	42,445	1,329,245	43,702		1,226,610		165,910	4,496,962

Shares redeemed	(676,346)	(21,795,843)	(705,271)		(19,935,519)		(1,423,038)	(39,171,088)

	157,100	$5,234,311	(277,685)		$(8,308,620)		(592,865)	$(16,029,297)

Service

Shares sold	11,299	$341,101	10,686		$285,762		9,711	$257,339

Shares issued in reinvestment of distributions	1,805	53,187	1,756		46,603		7,635	195,594

Shares redeemed	(24,333)	(758,377)	(8,898)		(234,545)		(59,704)	(1,556,385)

	(11,229)	$(364,089)	3,544		$97,820		(42,358)	$(1,103,452)

Investor A

Shares sold and automatic conversion of shares	631,204	$18,830,973	281,795		$7,501,342		—	$—

Shares issued in reinvestment of distributions	58,310	1,691,014	66,211		1,737,096		285,028	7,196,565

Shares issued from conversion(b)	—	—	—		—		889,911	23,000,163

Shares redeemed	(734,694)	(21,864,689)	(1,201,472)		(32,299,675)		(1,638,441)	(42,437,755)

	(45,180)	$(1,342,702)	(853,466)		$(23,061,237)		(463,502)	$(12,241,027)

Investor C

Shares sold	27,576	$716,930	23,737		$555,488		45,047	$998,328

Shares issued in reinvestment of distributions	3,513	86,853	6,416		147,783		56,149	1,232,770

Shares redeemed and automatic conversion of shares	(273,507)	(6,974,438)	(233,349)		(5,373,215)		(978,393)	(22,187,137)

	(242,418)	$(6,170,655)	(203,196)		$(4,669,944)		(877,197)	$(19,956,039)

Class K

Shares sold	113,878	$3,642,996	14,731		$413,583		40,090	$1,112,479

Shares issued in reinvestment of distributions	2,580	81,044	2,087		58,541		6,665	181,244

Shares redeemed	(68,888)	(2,295,071)	(35,288)		(1,005,339)		(38,053)	(1,065,702)

	47,570	$1,428,969	(18,470)		$(533,215)		8,702	$228,021

	(94,157)	$(1,214,166)	(1,349,273)		$(36,475,196)		(1,967,220)	$(49,101,794)

(a)	For the period from April 21, 2020 (inception date) to May 31, 2020.

(b)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

As of May 31, 2021, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 11,882 Class K Shares of High Equity Income.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund, and BlackRock International Dividend Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund, and BlackRock International Dividend Fund of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of May 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for the year ended September 30, 2019, the financial highlights for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for the year then ended, for the period from September 1, 2019 through May 31, 2020, and for the year ended September 30, 2019, and the financial highlights for the year then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the four years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2021:

Fund Name	Qualified Dividend Income

Energy Opportunities	$ 6,422,614
High Equity Income	9,491,159
International Dividend	7,101,584

For the fiscal year ended May 31, 2021, the Funds intend to pass through to their shareholders the following amounts of foreign source income and foreign taxes:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

International Dividend	$ 5,388,895	$ 430,764

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended May 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

Energy Opportunities	61.69%
High Equity Income	25.58
International Dividend	1.72

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Energy Opportunities Fund (“Energy Opportunities Fund”), BlackRock High Equity Income Fund (“High Equity Income Fund”) and BlackRock International Dividend Fund (“International Dividend Fund” and, together with Energy Opportunities Fund and High Equity Income Fund, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Energy Opportunities Fund (the “Energy Opportunities Fund Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund (the “International Dividend Fund Sub-Advisory Agreement” and, together with the Energy Opportunities Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A: Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B: The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, International Dividend Fund ranked in the first, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Energy Opportunities Fund ranked in the second, first and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, High Equity Income Fund ranked in the fourth, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C: Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that High Equity Income Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers.

The Board noted that each of Energy Opportunities Fund’s and International Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D: Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E: Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2022, and the International Dividend Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Dividend Fund and the Energy Opportunities Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy Opportunities Fund each for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	61

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 152 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 152 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 152 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 251 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	67

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019-6018
Wilmington, DE 19809

Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

(a)  BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund.

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Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EHI-5/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Advantage International Fund	$32,118	$33,150	$207	$0	$15,800	$13,700	$0	$0
BlackRock Advantage Large Cap Growth Fund	$18,382	$18,972	$207	$0	$14,800	$12,700	$0	$0
BlackRock Advantage Small Cao Core Fund	$29,694	$30,600	$207	$0	$14,800	$14,800	$0	$0
BlackRock Energy Opportunities Fund	$17,877	$18,462	$207	$6,500	$16,900	$25,800	$0	$0
BlackRock High Equity Income Fund	$21,513	$22,134	$207	$4,000	$14,800	$12,700	$0	$0
BlackRock International Dividend Fund	$24,543	$25,296	$207	$0	$15,800	$13,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3Certain funds of the registrant changed their fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

4 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Advantage International Fund	$16,007	$13,700
BlackRock Advantage Large Cap Growth Fund	$15,007	$12,700
BlackRock Advantage Small Cap Core Fund	$15,007	$14,800
BlackRock Energy Opportunities Fund	$17,107	$32,300
BlackRock High Equity Income Fund	$15,007	$16,700
BlackRock International Dividend Fund	$16,007	$13,700

1Certain funds of the registrant changed their fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End [1]
$2,032,000	$1,984,000

1Certain funds of the registrant changed their fiscal year end from September 30 to May 31 effective May 31, 2020 whereby this fiscal year consists of the eight months ended May 31, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: August 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: August 4, 2021